                                                    Registration Nos. 333-79471
                                                                      811-09359

     As filed With the Securities and Exchange Commission on April 29, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

Pre-effective Amendment No.        [ ]

Post-Effective Amendment No.       [7]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                          [X]

Amendment No.                      [4]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                830 Third Avenue
                            New York, New York 10022
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

         [ ]  immediately upon filing pursuant to paragraph (b)

         [X]  on May 1, 2003 pursuant to paragraph (b)

         [ ]  60 days after filing pursuant to paragraph (a)(1)

         [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR/SM/

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by The United States Life Insurance Company in the City of New York ("USL") through its Separate Account USL VL-R

                            This Prospectus is dated
                                   May 1, 2003

This prospectus describes Platinum Investor flexible premium variable life insurance Policies issued by USL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. Platinum Investor pays a death benefit to a beneficiary you designate when the insured person dies. You choose one of two death benefit options.

For information on how to contact USL, please see page 5.

The Index of Special Words and Phrases on page 50 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use USL's Separate Account USL VL-R ("Separate Account") to invest in the Platinum Investor variable investment options. Currently, the Platinum Investor variable investment options each purchase shares of a corresponding Fund of:

..        AIM Variable Insurance Funds ("AIM V.I.")
..        American Century Variable Portfolios, Inc. ("American Century VP")
..        Credit Suisse Trust ("Credit Suisse")
..        Dreyfus Investment Portfolios ("Dreyfus IP")
..        Dreyfus Variable Investment Fund ("Dreyfus VIF")
..        Fidelity Variable Insurance Products Fund ("Fidelity VIP")
..        Franklin Templeton Variable Insurance Products Trust
          ("Franklin Templeton")
..        Janus Aspen Series ("Janus Aspen")
..        J.P. Morgan Series Trust II ("JPMorgan")
..        MFS(R) Variable Insurance Trust/SM/ ("MFS(R)")
..        Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..        PIMCO Variable Insurance Trust ("PIMCO VIT")
..        Putnam Variable Trust ("Putnam VT")
..        The Universal Institutional Funds, Inc. ("UIF")
..        VALIC Company I ("VALIC Co. I")
..        Vanguard Variable Insurance Fund ("Vanguard")
..        Van Kampen Life Investment Trust ("Van Kampen LIT")

See "Variable Investment Options" on page 18 for a complete list of the variable investment options and their respective advisers and sub-advisers. You should be sure you also read the prospectus of the Fund for any variable investment option you may be interested in. You can request free copies of any or all of the Fund prospectuses from your USL representative or from us at either our Home Office or Administrative Center listed on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial advisor.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policy is not available in all states. This Prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY .......................................................................    6
POLICY BENEFITS .....................................................................................    6
    Death Benefit ...................................................................................    6
        Death Benefit Proceeds ......................................................................    6
        Death Benefit Option 1 and Option 2 .........................................................    6
    Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ................................    7
        Full Surrenders .............................................................................    7
        Partial Surrenders ..........................................................................    7
        Transfers ...................................................................................    7
        Loans .......................................................................................    7
    Premiums ........................................................................................    7
        Flexibility of Premiums .....................................................................    7
        Free Look ...................................................................................    7
    The Policy ......................................................................................    8
        Ownership Rights ............................................................................    8
        Separate Account ............................................................................    8
        Fixed Account ...............................................................................    8
        Accumulation Value ..........................................................................    8
        Payment Options .............................................................................    8
        Tax Benefits ................................................................................    8
    Supplemental Benefits and Riders ................................................................    8
POLICY RISKS ........................................................................................    9
    Investment Risk .................................................................................    9
    Risk of Lapse ...................................................................................    9
    Tax Risks .......................................................................................    9
    Partial Surrender and Full Surrender Risks ......................................................   10
    Policy Loan Risks ...............................................................................   10
PORTFOLIO RISKS .....................................................................................   10
TABLES OF CHARGES ...................................................................................   11
GENERAL INFORMATION .................................................................................   16
    The United States Life Insurance Company in the City of New York ................................   16
    Separate Account USL VL-R .......................................................................   16
    Additional Information ..........................................................................   17
    Communication with USL ..........................................................................   17
        Administrative Center .......................................................................   17
        General .....................................................................................   17
    Variable Investment Options .....................................................................   18
    Voting Privileges ...............................................................................   20
    Fixed Account ...................................................................................   20
        Our general account .........................................................................   21
        How we declare interest .....................................................................   21
    Preliminary Information Statement and Policy Summary ............................................   21

POLICY FEATURES .....................................................................................   21
    Death Benefits ..................................................................................   21
        Your specified amount of insurance ..........................................................   21
        Your death benefit ..........................................................................   21
        Required minimum death benefit ..............................................................   22
    Premium Payments ................................................................................   23
        Premium payments ............................................................................   23
        Limits on premium payments ..................................................................   23
        Checks ......................................................................................   23
        Planned periodic premiums ...................................................................   23
        Free look period ............................................................................   24
    Changing Your Investment Option Allocations .....................................................   24
        Future premium payments .....................................................................   24
        Transfers of existing accumulation value ....................................................   24
        Dollar cost averaging .......................................................................   24
        Automatic rebalancing .......................................................................   25
        Market Timing ...............................................................................   25
    Changing the Specified Amount of Insurance ......................................................   25
        Increase in coverage ........................................................................   25
        Decrease in coverage ........................................................................   25
    Changing Death Benefit Options ..................................................................   26
        Change of death benefit option ..............................................................   26
        Tax consequences of changes in insurance coverage ...........................................   26
    Effective Date of Policy and Related Transactions ...............................................   26
        Valuation dates, times, and periods .........................................................   26
        Date of receipt .............................................................................   26
        Commencement of insurance coverage ..........................................................   26
        Date of issue; Policy months and years ......................................................   27
        Monthly deduction days ......................................................................   27
        Commencement of investment performance ......................................................   27
        Effective date of other premium payments and requests that you make .........................   27
    Reports to Policy Owners ........................................................................   28
ADDITIONAL BENEFIT RIDERS ...........................................................................   28
    Riders ..........................................................................................   28
        Accidental Death Benefit Rider ..............................................................   28
        Automatic Increase Rider ....................................................................   28
        Children's Insurance Benefit Rider ..........................................................   28
        Maturity Extension Rider-Accumulation Value Version .........................................   29
        Waiver of Monthly Deduction Rider ...........................................................   29
    Tax Consequences of Additional Rider Benefits ...................................................   29
POLICY TRANSACTIONS .................................................................................   30
    Withdrawing Policy Investments ..................................................................   30
        Full surrender ..............................................................................   30
        Partial surrender ...........................................................................   30

        Option to Exchange Policy During First 18 Months ............................................   30
        Right to Convert in the Event of a Material Change in Investment Policy .....................   31
        Policy loans ................................................................................   31
        Preferred loan interest rate ................................................................   32
        Maturity of your Policy .....................................................................   33
        Tax considerations ..........................................................................   33
POLICY PAYMENTS .....................................................................................   33
    Payment Options .................................................................................   33
        Change of payment option ....................................................................   34
        Tax impact ..................................................................................   34
    The Beneficiary .................................................................................   34
    Assignment of a Policy ..........................................................................   34
    Payment of Proceeds .............................................................................   34
        General .....................................................................................   34
        Delay of Fixed Account proceeds .............................................................   35
        Delay for check clearance ...................................................................   35
        Delay of Separate Account USL VL-R proceeds .................................................   35
        Delay to challenge coverage .................................................................   35
        Delay required under applicable law .........................................................   36
ADDITIONAL RIGHTS THAT WE HAVE ......................................................................   36
        Policies purchased through "internal rollovers" .............................................   37
        Policies purchased through term life conversions ............................................   37
        Variations in expenses or risks .............................................................   37
CHARGES UNDER THE POLICY ............................................................................   37
        Deductions from each premium payment ........................................................   37
        Premium expense charge ......................................................................   37
        Daily charge (mortality and expense risk fee) ...............................................   37
        Flat monthly charge .........................................................................   37
        Monthly insurance charge ....................................................................   38
        Monthly charges for additional benefit riders ...............................................   38
        Surrender charge ............................................................................   39
        Partial surrender processing fee ............................................................   39
        Transfer fee ................................................................................   39
        Policy loans ................................................................................   39
        Charge for taxes ............................................................................   40
        Allocation of charges .......................................................................   40
    More About Policy Charges .......................................................................   40
        Purpose of our charges ......................................................................   40
ACCUMULATION VALUE ..................................................................................   41
        Your accumulation value .....................................................................   41
        Your investment options .....................................................................   41
POLICY LAPSE AND REINSTATEMENT ......................................................................   41
FEDERAL TAX CONSIDERATIONS ..........................................................................   42
    Tax Effects .....................................................................................   42

        General .....................................................................................   42
        Testing for modified endowment contract status ..............................................   43
        Other effects of Policy changes .............................................................   43
        Rider benefits ..............................................................................   44
        Taxation of pre-death distributions if your Policy is not a modified endowment contract .....   44
        Taxation of pre-death distributions if your Policy is a modified endowment contract .........   44
        Policy lapses and reinstatements ............................................................   45
        Diversification .............................................................................   45
        Estate and generation skipping taxes ........................................................   46
        Life insurance in split dollar arrangements .................................................   47
        Pension and profit-sharing plans ............................................................   47
        Other employee benefit programs .............................................................   48
        ERISA .......................................................................................   48
        Our taxes ...................................................................................   48
        When we withhold income taxes ...............................................................   48
        Tax changes .................................................................................   49
LEGAL PROCEEDINGS ...................................................................................   49
FINANCIAL STATEMENTS ................................................................................   49
INDEX OF SPECIAL WORDS AND PHRASES ..................................................................   50

CONTACT INFORMATION: Here is how you can contact us about the Platinum Investor Policies:
                        ADMINISTRATIVE CENTER:                          HOME OFFICE:             PREMIUM PAYMENTS:
(Express Delivery)                       (U.S. Mail)                    830 Third Avenue         (Express Delivery)
VUL Administration                       VUL Administration             New York, NY 10022       The United States Life Insurance
2727-A Allen Parkway                     P. O. Box 4880                 1-212-709-6000           Company in the City of New York
Houston, Texas 77019-2191                Houston, Texas 77210-4880                               c/o Southwest Bank of Texas
1-713-831-3913, 1-800-251-3720                                                                   4400 Post Oak
(Hearing Impaired) 1-888-436-5258                                                                Houston, TX 77027
Fax: 1-877-445-3098                                                                              Attention: Lockbox Processing
(Except premium payments)                                                                        (U.S. Mail)
                                                                                                 The United States Life Insurance
                                                                                                 Company in the City of New York
                                                                                                 P.O. Box 4728, Dept. L
                                                                                                 Houston, TX 77210-4728

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy.

     You may currently allocate your accumulation value among the 43 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest. The Ayco Growth Fund is also available to you if you bought your Policy before January 1, 2003. Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

DEATH BENEFIT

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also provide a guarantee of a death benefit equal to the specified amount (less any indebtedness) and any benefit riders. This guarantee is not applicable if your Policy has lapsed.

     . Death Benefit Option 1 and Option 2: The Policy provides you with a choice of two death benefit options. You can choose either death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged.

          . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

          . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

               Federal tax law may require us to increase payment under any of the above death benefit options. See "required minimum death benefit" on page 22.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. We do not allow partial surrenders that reduce the death benefit below $50,000. A partial surrender must be at least $500. A partial surrender may have tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We may assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Loans: You may take a loan (minimum $500 or, if less, the entire remaining loan value) from your Policy at any time. The maximum loan amount you may take is your Policy's cash surrender value less the loan interest that will be payable on your loan through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

PREMIUMS

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

THE POLICY

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this Prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum accumulation value.

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these payment options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary until there is a distribution. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed.

SUPPLEMENTAL BENEFITS AND RIDERS

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

INVESTMENT RISK

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

     If your cash surrender value is not enough to pay the charges deducted against accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, the accumulation value under a Policy will not be subject to Federal income tax until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Considerations" on page 42. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

     The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's Specified Amount) in the event you surrender the Policy or decrease the Specified Amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

     A partial surrender or surrender may have tax consequences.

POLICY LOAN RISKS

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

                                 PORTFOLIO RISKS

     A comprehensive discussion of the risks of each Fund may be found in each Fund's Prospectus. Please refer to the Funds' Prospectuses for more information.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy.

The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's Specified Amount, or transfer accumulation value between investment options.

                                TRANSACTION FEES

CHARGE                          WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE        CURRENT CHARGE
--------------------------      -----------------------------  -----------------------------    ----------------------------
Premium Tax Charge              Upon receipt of each premium   2.0% of each premium payment     2.0% of each premium payment
                                payment

Premium Expense Charge          Upon receipt of each premium   During the first Policy year,    During the first Policy year,
                                payment and after deduction    5% of the remainder of each      2.5% of the remainder of each
                                of the Premium Tax             premium payment (after the       premium payment (after the
                                                               premium tax has been             premium tax has been
                                                               deducted); and                   deducted); and

Surrender Charge

  Minimum Charge - for a        Upon a full surrender of       $1.80 per $1,000 of              $1.80 per $1,000 of Specified
  1 year old female,            your Policy during the first   Specified Amount                 Amount
  preferred non-tobacco with    10 Policy years and during
  a Specified Amount of         the first 10 Policy years
  $500,000                      following an increase in the
                                Policy's Specified Amount

  Maximum Charge - for an                                      $40.00 per $1,000 of             $40.00 per $1,000 of
  80 year old male, standard                                   Specified Amount                 Specified Amount
  tobacco with a Specified
  Amount of $500,000

  Example Charge - for a                                       $10.20 per $1,000 of             $10.20 per $1,000 of
  39 year old male, preferred                                  Specified Amount                 Specified Amount
  non-tobacco with a
  Specified Amount of $500,000

Partial Surrender Processing    Upon a partial surrender of    The lesser of $25 or 2% of the   $10
Fee                             your Policy                    partial surrender

Transfer Fee                    Upon a transfer of             First twelve transfers in a      $0
                                accumulation value             Policy year are free, $25 for
                                                               each subsequent transfer

Policy Loan Interest Charge     Annually (on your Policy       4.75% of the loan balance        4.75% of the loan balance
                                anniversary)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                PERIODIC CHARGES
                             (OTHER THAN FUND FEES)

CHARGE                          WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE        CURRENT CHARGE
--------------------------      ----------------------------   ------------------------------   -----------------------
Flat Monthly Charge             Monthly, at the beginning of   $12                              $6
                                each Policy month

Cost of Insurance Charge/1/     Monthly, at the beginning of
                                each Policy month

   Minimum Charge - for a                                      $0.08 per $1,000 of net          $0.05 per $1,000 of net
   15 year old female,                                         amount/2/ at risk                amount at risk
   preferred non-tobacco with
   a Specified Amount of
   $500,000

   Maximum Charge - for an                                     $8.71 per $1,000 of net amount   $3.32 per $1,000 of net
   80 year old male, standard                                  at risk                          amount at risk
   tobacco with a Specified
   Amount of $500,000

   Example Charge - for a                                      $0.23 per $1,000 of net amount   $0.20 per $1,000 of net
   59 year old male,                                           at risk                          amount at risk
   preferred non-tobacco with
   a Specified Amount of
   $500,000

---------------

     /1/The Cost of Insurance Charge will vary based on the insured person's sex, age and premium class, Policy year, and Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3 of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy, and more detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Office. Also, before you purchase the Policy, we will provide you with a Buyer's Guide and preliminary information statement of Policy values based upon the insured person's age and premium class, the death benefit option, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance representative or contact USL for information about your Cost of Insurance Charge.

     /2/The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                PERIODIC CHARGES
                             (OTHER THAN FUND FEES)


CHARGE                            WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
------------------------------    -------------------------      -------------------------      ------------------------
Mortality and Expense Risk Fee    Daily

Policy years 1-10/1/                                             annual effective rate of       annual effective rate of
                                                                 0.75%                          0.75%


------------
     /1/After the 10th Policy year, the daily charge will be as follows:
            Policy years 11-20.............annual effective rate of 0.45%
            Policy years 21+................annual effective rate of 0.10%
        These reductions in the amount of the daily charge are guaranteed.

The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)


OPTIONAL BENEFIT RIDER CHARGES        WHEN CHARGE IS DEDUCTED               MAXIMUM GUARANTEED       CURRENT CHARGE
                                                                            CHARGE
-----------------------------------   ---------------------------------     --------------------     ------------------------
Accidental Death Benefit              Monthly, at the beginning of each
                                      Policy month

    Minimum Charge - for an 11 year                                         $0.04 per $1,000 of      $0.04 per $1,000 of
    old female, preferred                                                   rider coverage           rider coverage
    non-tobacco

    Maximum Charge - for a 74 year                                          $0.18 per $1,000 of      $0.18 per $1,000 of
    old male, standard tobacco                                              rider coverage           rider coverage

    Example Charge - for a 39 year                                          $0.06 per $1,000 of      $0.06 per $1,000 of
    old male, preferred non-tobacco                                         rider coverage           rider coverage

Children's Insurance Benefit          Monthly, at the beginning of each     $0.43 per $1,000 of      $0.43 per $1,000 of
                                      Policy month                          rider coverage           rider coverage

Additional Insured Term Insurance     Monthly, at the beginning of each
                                      Policy month

    Minimum Charge - for an 18 year                                         $0.06 per $1,000 of      $0.06 per $1,000 of
    old female, preferred                                                   rider coverage           rider coverage
    non-tobacco

    Maximum Charge - for an 85 year                                         $4.43 per $1,000 of      $4.43 per $1,000 of
    old male, standard tobacco                                              rider coverage           rider coverage

    Example Charge - for a 39 year                                          $0.11 per $1,000 of      $0.11 per $1,000 of
    old male, preferred non-tobacco                                         rider coverage           rider coverage

                                PERIODIC CHARGES
                         (OPTIONAL BENEFIT RIDERS ONLY)


OPTIONAL BENEFIT RIDER CHARGES    WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED        CURRENT CHARGE
                                                                 CHARGE
-------------------------------   ----------------------------   ---------------------     ---------------------------------
Waiver of Monthly Deduction       Monthly, at the beginning of   $0.40 for each $1,000     $0.05 for each $1,000 of coverage
                                  each Policy month              of coverage

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses both before and after contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

CHARGE                                             MAXIMUM         MINIMUM
----------------------------------------           -------         -------
Total Annual Fund Operating Expenses                3.67%           0.33%
(expenses that are deducted from portfolio assets include management fees, distribution (12b-1) fees, and other expenses)/1/

Total Annual Fund Operating Expenses After          1.25%           0.33%
Contractual Reimbursement or Waiver/1/, /2/

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

     /1/The information for "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver" in the above table demonstrates, in part, the effect that contractual reimbursement or fee waiver arrangements may have in reducing total annual Fund operating expenses for Policy Owners. The range of fees shown in the line for "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver" are not necessarily for the same Funds as the range of fees represented by the line for "Total Annual Fund Operating Expenses." Other Funds may have voluntary reimbursement or fee waiver arrangements in place which may be withdrawn at any time. This table does not reflect the effect of any such voluntary reimbursement or fee waiver arrangements.

     /2/Currently there are 14 Funds that have contractual reimbursements or fee waivers for which the post-reimbursement or waiver numbers are reflected in the line for "Total Annual Fund Operating Expenses After Contractual Reimbursement or Waiver." These reimbursements or waivers will last expire between December 31, 2003 and March 31, 2004.

                               GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R (the "Separate Account"). The Separate Account is a "separate account" as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 44 separate "divisions" which correspond to the 44 variable "investment options" (including the Ayco Growth Fund) available since the inception of the Policy. 44 divisions are currently available under certain variable life policies we offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account. Our other creditors could reach only those Separate Account assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to the Separate Account.

ADDITIONAL INFORMATION

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this Prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH USL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See USL's addresses under "Contact Information" on page 5.

     General. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5 of this prospectus.

          You must make the following requests in writing:

               .    transfer of accumulation value;
               .    loan;
               .    full surrender;
               .    partial surrender;
               .    change of beneficiary or contingent beneficiary;
               .    change of allocation percentages for premium payments;
               .    change of allocation percentages for policy deductions;
               .    loan repayments or loan interest payments;
               .    change of death benefit option or manner of death benefit
                    payment;
               .    change in specified amount;
               .    addition or cancellation of, or other action with respect to any rider benefits
               .    election of a payment option for Policy proceeds; and
               .    tax withholding elections.

     You should mail or express these requests to our Administrative Center at the appropriate address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Administrative Center or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Except as noted below, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the Funds with a footnote 2 next to their name. For these Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parenthesis.



                VARIABLE INVESTMENT OPTIONS                                    INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
----------------------------------------------------------------------------   -----------------------------------------------
AIM V.I. International Growth Fund - Class I                                    A I M Advisors, Inc.
AIM V.I. Premier Equity Fund - Class I                                          A I M Advisors, Inc.
American Century VP Value Fund                                                  American Century Investment Management, Inc.
Ayco Growth Fund/1/ (Not available for Policies issued after December 31, 2002) The Ayco Company, L.P.
Credit Suisse Small Cap Growth Portfolio                                        Credit Suisse Asset Management, LLC
Dreyfus IP MidCap Stock Portfolio - Initial shares                              The Dreyfus Corporation
Dreyfus VIF Quality Bond Portfolio - Initial shares                             The Dreyfus Corporation
Dreyfus VIF Developing Leaders Portfolio - Initial shares/2/                    The Dreyfus Corporation
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2/2/                   Fidelity Management & Research Company
                                                                                (FMR Co., Inc.),
                                                                                (Fidelity Management & Research (U.K.) Inc.),
                                                                                (Fidelity Management & Research (Far East) Inc.),
                                                                                (Fidelity Investments Money Management, Inc.), and
                                                                                (Fidelity Investments Japan Limited)
Fidelity VIP Contrafund(R) Portfolio - Service Class 2/2/                        Fidelity Management & Research Company
                                                                                (FMR Co., Inc.),
                                                                                (Fidelity Management & Research (U.K.) Inc.),
                                                                                (Fidelity Management & Research (Far East) Inc.) and
                                                                                (Fidelity Investments Japan Limited)
Fidelity VIP Equity-Income Portfolio - Service Class 2                          Fidelity Management & Research Company
                                                                                (FMR Co., Inc.)
Fidelity VIP Growth Portfolio - Service Class 2                                 Fidelity Management & Research Company
                                                                                (FMR Co., Inc.)
Franklin Templeton U.S. Government Fund - Class 2                               Franklin Advisers, Inc.
Franklin Templeton Mutual Shares Securities Fund - Class 2/2/                   Franklin Mutual Advisers, LLC
Franklin Templeton Foreign Securities Fund - Class 2                            Templeton Investment Counsel, LLC

                                                    (See footnotes on page 19.)


                VARIABLE INVESTMENT OPTIONS                                 INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-----------------------------------------------------------                 -----------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares                       Janus Capital
Janus Aspen International Growth Portfolio - Service Shares                 Janus Capital
Janus Aspen Worldwide Growth Portfolio - Service Shares                     Janus Capital
JPMorgan Small Company Portfolio                                            J.P. Morgan Investment Management Inc.
MFS(R) Capital Opportunities Series                                         Massachusetts Financial Services Company
MFS(R) Emerging Growth Series                                               Massachusetts Financial Services Company
MFS(R) New Discovery Series/2/                                              Massachusetts Financial Services Company
MFS(R) Research Series                                                      Massachusetts Financial Services Company
Neuberger Berman AMT Mid-Cap Growth Portfolio                               Neuberger Berman Management Inc.
PIMCO VIT Real Return Portfolio - Administrative Class                      Pacific Investment Management Company, LLC
PIMCO VIT Short-Term Portfolio - Administrative Class                       Pacific Investment Management Company, LLC
PIMCO VIT Total Return Portfolio - Administrative Class                     Pacific Investment Management Company, LLC
Putnam VT Diversified Income Fund - Class IB                                Putnam Investment Management, LLC
Putnam VT Growth and Income Fund - Class IB                                 Putnam Investment Management, LLC
Putnam VT International Growth and Income Fund - Class IB                   Putnam Investment Management, LLC
SAFECO RST Equity Portfolio                                                 SAFECO Asset Management Company
SAFECO RST Growth Opportunities Portfolio                                   SAFECO Asset Management Company
UIF Equity Growth Portfolio - Class I                                       Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                             Kampen)
UIF High Yield Portfolio - Class I                                          Morgan Stanley Investment Management Inc. (d/b/a Van
                                                                             Kampen)
VALIC Co. I International Equities Fund                                     VALIC (AIG Global Investment Corp.)
VALIC Co. I Mid Cap Index Fund                                              VALIC (AIG Global Investment Corp.)
VALIC Co. I Money Market I Fund                                             VALIC (AIG SunAmerica Asset Management Corp.)
VALIC Co. I Nasdaq-100(R) Index Fund                                        VALIC (AIG Global Investment Corp.)
VALIC Co. I Science & Technology Fund                                       VALIC (T. Rowe Price Associates, Inc.)
VALIC Co. I Small Cap Index Fund                                            VALIC (AIG Global Investment Corp.)
VALIC Co. I Stock Index                                                     VALIC (AIG Global Investment Corp.)
Vanguard High Yield Bond Portfolio                                          Wellington Management Company, LLP
Vanguard REIT Index Portfolio                                               The Vanguard Group
Van Kampen LIT Growth and Income Portfolio - Class I                        Van Kampen Asset Management Inc.

----------------

/1/ This investment option is not available to all Policy owners. See "Policy Benefits" on page 6.

/2/ The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial shares is small cap.
       The Fund type for Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2 is high return.
       The Fund type for Fidelity VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
       The Fund type for Franklin Templeton Mutual Shares Securities Fund - Class 2 is capital appreciation.
       The Fund type for MFS New Discovery Series is small cap growth.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their Prospectuses, which accompany this Prospectus. You should carefully read the Funds' Prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 37. We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

VOTING PRIVILEGES

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

FIXED ACCOUNT

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 37. The "daily charge" described on page 16 and the charges and expenses of the Funds discussed on pages do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is possible that, at any time, different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

     We will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy at the time of policy application. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

                                 POLICY FEATURES

DEATH BENEFITS

     Your specified amount of insurance. In your application to buy a Platinum Investor Policy, you tell us how much life insurance coverage you want. We call this the " specified amount" of insurance.

     Your death benefit. You may choose between two death benefit options under the Policy. You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under Option 2.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the " required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance.

     If you selected either death benefit Option 1 or Option 2 at any time when the required minimum death benefit works out to be more than the death benefit payable under your Option, we automatically deem the death benefit to be the higher amount.

     We will automatically pay a required minimum death benefit if it is higher than the Option 1 or Option 2 death benefit (whichever you have selected). The required minimum death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

           TABLE OF ALTERNATIVE MINIMUM DEATH BENEFITS AS A PERCENTAGE
                      MULTIPLE OF POLICY ACCUMULATION VALUE

Insured
Person's
Age*      40     45      50     55      60      65      70      75      95+
%         250%   215%    185%   150%    130%    120%    115%    105%    100%

---------------------------
* Age nearest birthday at the beginning of the Policy year in which the insured person dies.

PREMIUM PAYMENTS

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. (Policies issued with automatic premium payment plans may have different minimums.) If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 7, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 42. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, if additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page
7).

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center.

     Planned periodic premiums. Page 27 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. You need to invest enough to ensure that your Policy's accumulation value, less any indebtedness and after your monthly deductions, stays above zero. The less you invest, the more likely it is that your Policy's accumulation value, less any indebtedness and after your monthly deductions, could fall to zero, as a result of the deductions we periodically make from your accumulation value.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. Unless you are transferring the entire amount you have in an investment option, each transfer must be at lease $500. See "Additional Rights That We Have" on page 36.

     Also, you may not in any one Policy year make transfers out of our Fixed Account that aggregate more than 25% of the accumulation value you had invested in that option at the beginning of that Policy year.

     You may make transfers at any time, except that transfers out of our Fixed Account must be made within 60 days after a Policy anniversary. We will not honor any request received outside that period.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 24.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market Timing. The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to suspend such privileges indefinitely with notice to prevent market timing efforts that could disadvantage other Policy owners.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase. Also, a new amount of surrender charge applies to the increased specified amount. These charges are the same as they would be if we were instead issuing the same amount of additional coverage as a new Policy.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. The minimum is $100,000 (or, if greater, the minimum amount that the tax law requires. At the time of a decrease under such a Policy, we will deduct from the Policy's accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

CHANGING DEATH BENEFIT OPTIONS

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from Option 1 to Option 2 or vice-versa.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. We will not charge a surrender charge for this reduction in specified amount

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 42 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange is open for business. We call each such day a "valuation date" or a "business day."

     We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our " close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement." You can obtain a copy from our Administrative Center by writing to the appropriate address shown on page 5 of this prospectus or from your USL representative.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate insurance rate class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance and reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law;

     . If you exercise the right to return your Policy described under "Free look period" on page 7 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mailed it to us, the day it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in any violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

RIDERS

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     , Accidental Death Benefit Rider . This rider pays an additional death benefit if the insured person dies from certain accidental causes. You can purchase this rider only at the time that we issue your Policy.

     , Automatic Increase Rider . This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 7. If you choose not to accept an automatic increase, this rider, and any future increases under it, will be cancelled.

          There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may choose this rider only at the time that your Policy is issued.

     , Children's Insurance Benefit Rider . This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may choose this rider only at the time that your Policy is issued.

     . Maturity Extension Rider-Accumulation Value Version. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. There is no additional charge for this rider.

          The rider provides for a death benefit after the original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. No additional premium payments or policy changes will be allowed after the original maturity date. Any outstanding loans must be paid.

          You may select this rider at any time before the maturity date. You can revoke this rider at any time before the original maturity date if you have not already elected to extend the maturity date. Once the maturity date has been extended, the option may not be revoked.

          Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. We perform these two transactions at the same time. Therefore your Policy's accumulation value does not change. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 55. You may choose this rider only at the time that your Policy is issued.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
42. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, Specified Amount or cost of insurance. You should consider the net effects before requesting a Policy transactions. See "Policy Features - Changes in Platinum Investor," on page 21. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 37.

WITHDRAWING  POLICY INVESTMENTS

     Full surrender. You may at any time, without charge, surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans and less any surrender charge that then applies. We call this your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor Policy will have any cash surrender value during at least the first year.

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500.

     . If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges.

     . If we reduce your Policy's specified amount because you have requested a partial surrender while the Option 1 death benefit is in effect, we will deduct the same amount of surrender charge, if any, that would have applied if you had requested such specified amount decrease directly.

     . We will not permit a partial surrender if it would cause your Policy to fail to qualify as life insurance under the tax laws or if it would cause your specified amount to fall below the minimum allowed.

     . You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     . There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Option to Exchange Policy During First 18 Months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

     . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

     . the amount of insurance will be the same as the current amount of insurance under your Policy;

     . the new policy may include any additional benefit rider included in this policy if such rider is available for issue with the new policy;

     . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies (the new policy will generally equal to the policy it is replacing); and

     .    evidence of insurability will not be required for the exchange.

     Right to Convert in the Event of a Material Change in Investment Policy. Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

     If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value (less our estimate of three month's charges and less the interest that will be payable on your loan through your next Policy anniversary.) The minimum amount of each loan is $500 or, if less, the entire remaining borrowable amount under your Policy. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100, unless it is the final payment) of your loan at any time before the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on preferred loans. There are two methods of determining preferred loan interest rates. The method we use under your Policy depends on when the death benefit coverage begins under your Policy. This may be your Policy's "date of issue" or an earlier date. (See "Effective Date of Policy and Related Transactions" beginning on page 26.) Under both methods the maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     If the death benefit coverage under your Policy begins on or after May 1, 2001, we will charge a lower interest rate on preferred loans (available after the first 10 Policy years).

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     If the death benefit coverage under your Policy begins before May 1, 2001 we will credit you with a higher interest rate on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. We have set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we credit to your preferred collateral amount, provided that the rate:

     . will always be less than or equal to the loan interest rate of 4.75%, and

     .    will never be less than an effective annual rate of 4.50%.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will end. The maturity date is the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders - Riders - Maturity Extension Rider," on page 29.

     Extension of the maturity date beyond the insured person's age 100 may result in the current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     Tax considerations. Please refer to "Federal Tax Considerations" on page
42 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

PAYMENT OPTIONS

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 3%.

     Change of payment option. The payee may give us written instructions to change any payment option the payee has elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, the Policy owner or the beneficiary may have tax consequences. The Policy owner or the beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason, if we agree. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are not responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under a terminal illness rider. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted;

     . an emergency exists (as determined by USL, the SEC or other appropriate regulatory authority), as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or

     .    the SEC by order permits the delay for the protection of owners.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance on a pro-rata basis to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . change interest rates and charges as long as we stay within the minimum and maximum charges permitted in your Policy;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to Platinum Investor from one investment option and put them into another;

     . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

     Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policies where special circumstances result in sales or administrative expenses, mortality risks, or other risks that are different from those normally associated with the Policies. The New York Insurance Department may require that we seek their prior approval before we make some of these changes.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek policy owner approval, SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Deductions from each premium payment. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. Taxes currently range from 0.75% to 3.5%. You are not permitted to deduct the amount of these taxes on your income tax return.

     Premium expense charge. After we deduct premium tax from your premium payment, we also currently deduct an additional 2.5% from each after-tax premium payment. We use this 2.5% deduction primarily to pay our distribution expenses and to a lesser extent our administrative expenses, other taxes, licenses and fees related to the Policy. We have the right at any time to increase this additional charge to not more than 5.0% on all future premium payments. See "More About Policy Charges" on page 40 for more information.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an effective annual rate of 0.75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of 0.50%, and after 20 years we will further reduce the charge to a maximum of 0.25%. The daily deduction charges, including the current charge of 0.75% are the maximums we may charge; we may charge less, but we can never charge more.

     Flat monthly charge. We will deduct $6 per month from your accumulation value. Also, we have the right to raise this charge at any time to not more than $12 per month. USL receives this charge to pay for the cost of administrative services we provide under the Policies.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

     .    a greater amount at risk results in a higher monthly insurance charge;
          and

     . a higher cost of insurance rate also results in a higher monthly insurance charge.

Our cost of insurance rates are generally guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age and risk classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general, our cost of insurance rates increase with the insured person's age. The longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male.

     Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers, and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or non-work related risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

     Finally, our current cost of insurance rates are lower for Policies having a specified amount of at least $1,000,000 on the day the charge is deducted. This means that if your specified amount for any reason decreases from $1,000,000 or more to less than $1,000,000, your subsequent cost of insurance rates will be higher under your Policy than they otherwise would be. The reverse is also true. Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early policy years.

     Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges.) Such changes in policy cost factors will be determined in accordance with procedures and standards on file with the New York Insurance Department and will be determined at least every five years. USL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select certain additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either your personal characteristics or the specific coverage you choose under the rider. The riders we offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, maturity extension rider-account value version and waiver of monthly deduction rider. The riders are described beginning on page 26, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's specified amount).

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 3 of the Policy. As shown in the Table of Charges on page 18, the maximum surrender charge is $40 per $1,000 of specified amount (or any increase in the specified amount). The minimum surrender charge is $1.80 per $1,000 of specified amount (or any increase in the specified amount). And the representative (referred to as "Example" in the Table of Charges) surrender charge is $10.20 per $1,000 of specified amount (or any increase in the specified amount).

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender of a Policy. Upon a requested decrease in such Policy's specified amount of coverage, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 26 and "Change of death benefit option" beginning on page 26. For this purpose, we deem the most recent increases of specified amount to have been cancelled first. USL receives this charge to help cover sales expenses.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We also reserve the right to charge a fee of $25.00 for each transfer in excess of 12 during a policy year. Any such suspension or charge will be administered in a nondiscriminatory manner. The $25.00 charge will not apply to transfers made under the Dollar Cost Averaging or Automatic Rebalancing provisions. USL receives this charge to help pay for the expense of making the requested transfer.

     Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 31.

     Charge for taxes. We can adjust charges in the future on account of federal or state taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 40.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges. If you do not choose or have enough accumulation value in the investment options, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option. Any surrender charge upon a decrease in specified amount that is reinvested under a Platinum Investor Policy will be allocated in the same manner as if it were a monthly deduction.

MORE ABOUT POLICY CHARGES

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive, net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

     The current charges that we deduct from premiums have been designed to compensate us for taxes we have to pay to the state where you live when we receive a premium from you, as well as similar federal taxes we incur as a result of premium payments, and certain distribution expenses. The current flat monthly charge that we deduct has been designed primarily to compensate us for the continuing administrative functions we perform in connection with the Policies. The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

     If the charges that we collect from the Policy exceed our total costs in connection with the Policy, we will earn a profit. Otherwise we will incur a loss.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 37 under "Deductions" from each premium payment." We invest the rest in one or more of the investment options listed in the chart on beginning page 18 of this prospectus. We call the amount that is at any time invested under your Policy your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Mutual Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 37 under "Charges Under the Policy."

     You can review other important information about the Mutual Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center shown under "Contact Information on page 5 of this prospectus.

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 4%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 40. The "daily charge" described on page 37 and the charges and expenses of the Mutual Funds discussed on pages 16 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from USL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay an amount of premium that we determine will cover estimated monthly charges for three months to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract, "as you can see from the following discussion. In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a " modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Internal Revenue Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual

Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2003. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Internal Revenue Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,120,000 in 2003 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. On July 3, 2002, the Treasury and the IRS, following up on Notice 2002-8, 2002-4 I.R.B. 396 (January 3, 2002) issued proposed regulations on the tax treatment of split dollar arrangements. The proposed regulations generally retain the approach of Notice 2002-8, but expand the scope of and elaborate on the guidance provided in that Notice.

     The proposed regulations provide two mutually exclusive regimes for tax split dollar arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. The guidance of the proposed regulations would apply to split dollar arrangements entered into or materially modified after the date of publication of final regulations. Notice 2002-8 will govern the tax treatment of split dollar arrangements entered into on or before the publication of final regulations.

     In addition, it should be noted that split dollar arrangement characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Finally, Treasury and the IRS on August 16, 2002 issued Notice 2002-59, 2002-36 I.R.B. 1 (August 16, 2002). The purpose of Notice 2002-59 is to explicitly state the IRS' position that any arrangement designed to understate the value of benefits under a life insurance contract will not be respected. Notice 2002-59 addresses all split dollar arrangements including "reverse" split dollar arrangements, that uses inappropriately high current term insurance rates, prepayment of premiums, or other techniques to confer policy benefits other than life insurance protection on another party. Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are being revised by the IRS and may change.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of USL and the Separate Account can be found in the SAI. Please see the back cover of this Prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES



                                                                      PAGE TO
                                                                    SEE IN THIS
DEFINED TERM                                                         PROSPECTUS
----------------------------------------                            -----------
accumulation value .....................................................   42
amount at risk .........................................................   39
Automatic rebalancing ..................................................   25
basis ..................................................................   45
cash surrender value ...................................................    7
close of business ......................................................   27
Code ...................................................................   28
date of issue ..........................................................   28
Dollar cost averaging ..................................................   25
grace period ...........................................................   43
lapse ..................................................................   43
Loan interest ..........................................................   32
Maturity, Maturity Date ................................................   34
modified endowment contract ............................................   44
Monthly deduction days .................................................   28
Monthly insurance charge ...............................................   39
Option 1, Option 2 .....................................................   22
payment options ........................................................   34
Planned periodic premiums ..............................................   24
Policy months, years ...................................................   28
premium payments .......................................................   23
reinstate, reinstatement ...............................................   43
required minimum death benefit .........................................   23
seven-pay test .........................................................   44
specified amount .......................................................   22
Valuation dates, times, and periods ....................................   27

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]  AIG AMERICAN                                           Privacy Notice
              GENERAL

  AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

  "Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

  "Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     - Given to us on applications or other forms;

     - About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

New Mexico and Vermont Residents Only:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may New write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, North Central Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona


                                              (C) 2003 American International
                                                  Group, Inc. All rights
                                                  reserved.

[LOGO] AIG  AMERICAN            THE UNITED STATES LIFE INSURANCE COMPANY
             GENERAL                             IN THE CITY OF NEW YORK

For additional information about the Platinum Investor Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2003. We have filed the SAI with the SEC and have incorporated it by reference into this Prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 830 Third Avenue, New York, NY 10022 or call us at 1-212-709-6000. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Product issued by:

The United States Life Insurance Company in the City of New York
Member of American International Group, Inc.
830 Third Avenue, New York, NY 10022

Platinum Investor Flexible Premium Variable Life Insurance
Policy Form Number 97600N

Available only  in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
Member of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are solely its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

(C)2003 American International Group, Inc. All rights reserved
                                                         ICA File No. 811-09359

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                            SEPARATE ACCOUNT USL VL-R

                                PLATINUM INVESTOR

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, Houston, Texas 77210-4880

        1-800-251-3720; 1-713-831-3913; Hearing Impaired: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                                Dated May 1, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. You should read it with the Prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account") dated May 1, 2003, concerning the Platinum Investor flexible premium variable life insurance Policies (the "Policy" or "Policies"). You can obtain a copy of the Prospectus for the Platinum Investor Policies, and any Prospectus supplements, by contacting The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Prospectus under the heading "Index of Special Words and Phrases."

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................    3
  USL .....................................................................    3
  Separate Account USL VL-R ...............................................    3
SERVICES ..................................................................    3
DISTRIBUTION OF THE POLICIES ..............................................    4
PERFORMANCE INFORMATION ...................................................    5
  Performance Data ........................................................    6
    Average Annual Total Return Calculations ..............................    6
    Fund Performance ......................................................    8
    VALIC Company I Money Market Investment Option Yield and
     Effective Yield Calculations .........................................    9
ADDITIONAL INFORMATION ABOUT THE POLICIES .................................   10
    Gender neutral policies ...............................................   10
    Cost of insurance rates ...............................................   10
    Certain arrangements ..................................................   10
  More About The Fixed Account ............................................   10
    Our general account ...................................................   10
    How we declare interest ...............................................   11
  Adjustments to Death Benefit ............................................   11
    Suicide ...............................................................   11
    Wrong age or gender ...................................................   11
    Death during grace period .............................................   11
ACTUARIAL EXPERT ..........................................................   11
MATERIAL CONFLICTS ........................................................   12
FINANCIAL STATEMENTS ......................................................   12
    Separate Account Financial Statements .................................   12
    USL Financial Statements ..............................................   13
    Other Financial Statements ............................................   13

                               GENERAL INFORMATION

USL

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 44 separate "divisions," each of which corresponds to one of the 44 variable "investment options" available since the inception of the Policy. The 44 divisions are also currently available under other variable life policies offered by an affiliate of USL. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account USL VL-R are our property. The assets in Separate Account USL VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to Separate Account USL VL-R. Our other creditors could reach only those Separate Account USL VL-R assets (if any) that are in excess of the amount of our reserves and other contract liabilities under the Policies with respect to Separate Account USL VL-R. We act as custodian for the Separate Account's assets.

                                    SERVICES

     USL and American General Life Companies, LLC ("USLC"), are parties to a services agreement. USL and USLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. USLC is a Delaware LLC established on August 30, 2002. Prior to that date, USLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas

77019-2191. Under the services agreement, USLC provides shared services to USL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, auditing, accounting and legal services. During 2002, 2001, and 2000, $97,878,454, $86,168,095, and $73,483,037, respectively, was paid by USL to USLC for these services.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation (formerly known as Franklin Financial Services Corporation) ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target" amount;

     . 3% of the premiums up to the target amount received in each of Policy years 2 through 10;

     . 3% of the premiums in excess of the target amount received in each of Policy years 1 through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 1;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Policy and is not illustrative of how actual investment performance would affect the benefits under your Policy. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     The following tables show the past performance data for the Policies. The first table shows the average annual total return calculations of the variable investment options. The first table includes the Daily charge (mortality and expense risk charge) and all other noninsurance charges and fees, including premium expense charges and premium taxes.

     The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account.

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("initial investment").

     . We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a variable investment option is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The redeemable value reflects the effect of the Daily charge (mortality and expense risk charge) and all other noninsurance charges and fees, including premium expense charges and premium taxes. We do not reflect any cost of insurance charges, monthly expense charges, surrender charges or any other insurance related charges in the calculation.

     .    We divide the redeemable value by the initial investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

Average annual total return quotations for the variable investment options for the period ended December 31, 2002 are shown in the table below.


                                                                                                            Since       Investment
                                                                                                         Investment      Option
                                                                                                           Option       Inception
           Investment Option                                  1 year     3 years    5 years    10 years   Inception        Date
           -----------------                                  ------     -------    -------    --------   ---------        ----
AIM V.I. International Growth Fund-Class I                    (23.89)%     N/A        N/A        N/A      (26.74)%      06/19/2000
AIM V.I. Premier Equity Fund-Class I                          (37.59)%     N/A        N/A        N/A      (26.91)%      03/30/2000
American Century VP Value Fund                                (21.11)%     N/A        N/A        N/A       (4.06)%      03/21/2001
Ayco Growth Fund                                                N/A        N/A        N/A        N/A         N/A           N/A
Credit Suisse Small Cap Growth Portfolio                        N/A        N/A        N/A        N/A       (4.82)%      08/16/2002
Dreyfus IP MidCap Stock Portfolio - Initial shares            (20.90)%     N/A        N/A        N/A      (13.28)%      11/09/2001
Dreyfus VIF Quality Bond Portfolio - Initial shares            (2.19)%     N/A        N/A        N/A        2.84 %      11/22/2000
Dreyfus VIF Developing Leaders Portfolio - Initial shares     (27.07)%     N/A        N/A        N/A      (12.56)%      03/30/2000
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2      N/A        N/A        N/A        N/A         N/A           N/A
Fidelity VIP Contrafund(R)Portfolio - Service Class 2         (18.24)%     N/A        N/A        N/A      (14.55)%      01/16/2001
Fidelity VIP Equity-Income Portfolio - Service Class 2        (25.30)%     N/A        N/A        N/A      (13.25)%      03/21/2001
Fidelity VIP Growth Portfolio - Service Class 2               (37.57)%     N/A        N/A        N/A      (28.43)%      04/23/2001
Franklin Templeton U.S. Government Fund - Class 2               N/A        N/A        N/A        N/A         N/A           N/A
Franklin Templeton Mutual Shares Securities Fund - Class 2      N/A        N/A        N/A        N/A         N/A           N/A
Franklin Templeton Foreign Securities Fund - Class 2            N/A        N/A        N/A        N/A      (28.50)%      05/22/2002
Janus Aggressive Growth Portfolio-Service Shares              (35.66)%     N/A        N/A        N/A      (33.38)%      08/27/2001
Janus International Growth Portfolio-Service Shares           (33.33)%     N/A        N/A        N/A      (27.15)%      07/10/2001
Janus Worldwide Growth Portfolio-Service Shares               (33.28)%     N/A        N/A        N/A      (29.85)%      01/16/2001
JPMorgan Small Company Portfolio                              (29.47)%     N/A        N/A        N/A      (22.63)%      08/27/2001
MFS Capital Opportunities Series                              (37.04)%     N/A        N/A        N/A      (31.38)%      08/27/2001
MFS Emerging Growth Series                                    (40.86)%     N/A        N/A        N/A      (36.91)%      03/30/2000
MFS New Discovery Series                                      (38.83)%     N/A        N/A        N/A      (26.56)%      11/09/2001
MFS Research Series                                           (32.22)%     N/A        N/A        N/A      (28.59)%      01/16/2001
Neuberger Berman Mid-Cap Growth  Portfolio                      N/A        N/A        N/A        N/A      (25.33)%      06/17/2002
PIMCO Real Return Portfolio-Admin. Class                         7.16%     N/A        N/A        N/A        2.43 %      10/31/2001
PIMCO Short-Term Portfolio-Admin. Class                          N/A       N/A        N/A        N/A       (4.28)%      09/04/2002
PIMCO Total Return Portfolio-Admin. Class                      (0.95)%     N/A        N/A        N/A        0.26 %      08/27/2001
Putnam VT Diversified Income Fund - Class IB                   (3.93)%     N/A        N/A        N/A       (2.38)%      01/24/2001
Putnam VT Growth and Income Fund - Class IB                   (27.04)%     N/A        N/A        N/A      (11.37)%      05/23/2000
Putnam VT International Growth and Income Fund - Class IB     (22.09)%     N/A        N/A        N/A      (17.02)%      03/30/2000
SAFECO RST Equity Portfolio                                   (33.52)%     N/A        N/A        N/A      (22.13)%      07/03/2000
SAFECO RST Growth Opportunities Portfolio                     (44.43)%     N/A        N/A        N/A      (15.36)%      05/23/2000
UIF Equity Growth Portfolio-Class I                           (35.32)%     N/A        N/A        N/A      (27.88)%      06/30/2000
UIF High Yield Portfolio-Class I                                N/A        N/A        N/A        N/A         N/A           N/A
VALIC Co. I International Equities Fund                       (26.79)%     N/A        N/A        N/A      (23.11)%      10/25/2000
VALIC Co. I Mid Cap Index Fund                                (23.16)%     N/A        N/A        N/A       (7.58)%      03/30/2000
VALIC Co. I Money Market I Fund                                (8.21)%     N/A        N/A        N/A       (0.97)%      03/15/2000
VALIC Co. I Nasdaq-100(R)Index Fund                           (45.21)%     N/A        N/A        N/A      (40.36)%      05/23/2001
VALIC Co. I Science & Technology Fund                         (46.98)%     N/A        N/A        N/A      (40.08)%      08/27/2001
VALIC Co. I Small Cap Index Fund                                N/A        N/A        N/A        N/A         N/A           N/A
VALIC Co. I Stock Index                                       (30.27)%     N/A        N/A        N/A      (21.46)%      06/07/2000
Vanguard High Yield Bond Portfolio                             (8.00)%     N/A        N/A        N/A      (6.95) %      08/27/2001
Vanguard REIT Index Portfolio                                  (5.95)%     N/A        N/A        N/A       (4.34)%      09/04/2001
Van Kampen Growth and Income Portfolio-Class I                (22.82)%     N/A        N/A        N/A      (12.13)%      10/25/2000

--------------------------------
"N/A" indicates data is not available for the stated period.

     Fund Performance. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Policy.

     The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invest. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the fund average annual total return quotations would have been lower than what is currently shown.

                        Fund Average Annual Total Returns
    without the deduction of any applicable noninsurance or insurance-related charges of the Separate Account
                           (Through December 31, 2002)

                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                   Investment Option                       1 year      3 years     5 years    10 years    Inception        Date
                   -----------------                       ------      -------     -------    --------    ---------     ----------
AIM V.I. International Growth Fund-Class I                 (15.67)%     (22.00)%    (3.20)%         N/A         4.26%      05/05/93
AIM V.I. Premier Equity Fund-Class I                       (30.26)%     (19.56)%    (2.19)%         N/A         7.84%      05/05/93
American Century VP Value Fund                             (12.62)%        5.21%      3.89%         N/A         8.41%      05/01/96
Ayco Growth Fund                                           (29.30)%          N/A        N/A         N/A      (17.34)%      12/01/00
Credit Suisse Small Cap Growth Portfolio                   (33.69)%     (23.03)%    (5.61)%         N/A         2.85%      06/30/95
Dreyfus IP MidCap Stock Portfolio - Initial shares         (12.49)%      (2.86)%        N/A         N/A       (0.21)%      05/01/98
Dreyfus VIF Quality Bond Portfolio - Initial shares           7.76%        8.53%      6.20%       7.28%         8.20%      08/31/90
Dreyfus  VIF  Developing  Leaders  Portfolio  - Initial    (19.12)%      (4.89)%      0.46%      12.57%        24.43%      08/31/90
 shares
Fidelity  VIP  Asset  Manager/SM/   Portfolio - Service     (9.03)%      (5.89)%      1.22%       6.93%         8.26%      09/06/89
Class 2
Fidelity VIP Contrafund(R)Portfolio - Service Class 2       (9.60)%      (9.66)%      3.53%         N/A        12.13%      01/03/95
Fidelity VIP Equity-Income Portfolio - Service Class 2     (17.15)%      (5.31)%      0.13%       9.68%         9.97%      10/09/86
Fidelity VIP Growth Portfolio - Service Class 2            (30.30)%     (20.19)%    (0.55)%       8.33%        10.33%      10/09/86
Franklin Templeton U.S. Government Fund - Class 2             9.77%        9.50%      6.89%       7.05%         7.84%      03/14/89
Franklin  Templeton Mutual Shares Securities Fund -        (11.81)%        2.25%      3.98%         N/A         6.60%      11/08/96
 Class 2
Franklin Templeton Foreign Securities Fund - Class 2       (18.56)%     (12.59)%    (2.13)%       7.76%         6.63%      05/01/92
Janus Aggressive Growth Portfolio-Service Shares           (28.12)%     (33.34)%    (2.36)%         N/A         6.97%      09/13/93
Janus International Growth Portfolio-Service Shares        (25.76)%     (21.88)%      0.01%         N/A         8.08%      05/02/94
Janus Worldwide Growth Portfolio-Service Shares            (25.71)%     (21.54)%      0.33%         N/A        10.09%      09/13/93
JPMorgan Small Company Portfolio                           (21.65)%     (13.87)%    (2.71)%         N/A         7.08%      12/31/94
MFS Capital Opportunities Series                           (29.69)%     (19.67)%    (0.63)%         N/A         4.61%      08/14/96
MFS Emerging Growth Series                                 (33.76)%     (29.25)%    (3.43)%         N/A         4.69%      07/24/95
MFS New Discovery Series                                   (31.63)%     (13.98)%        N/A         N/A         2.61%      05/01/98
MFS Research Series                                        (24.54)%     (17.31)%    (2.85)%         N/A         4.72%      07/26/95
Neuberger Berman Mid-Cap Growth Portfolio                  (29.34)%     (21.02)%      1.10%         N/A         4.22%      11/03/97
PIMCO Real Return Portfolio-Admin. Class                     17.77%       13.79%        N/A         N/A        12.63%      09/30/99
PIMCO Short-Term Portfolio-Admin. Class                       3.02%        5.28%        N/A         N/A         5.29%      09/30/99
PIMCO Total Return Portfolio-Admin. Class                     9.07%        9.20%      7.05%         N/A         7.05%      12/31/97
Putnam VT Diversified Income Fund - Class IB                  5.90%        3.09%      1.85%         N/A         4.34%      09/15/93


                                                                                                            Since       Investment
                                                                                                          Investment      Option
                                                                                                           Option       Inception
                   Investment Option                       1 year      3 years     5 years    10 years    Inception        Date
                   -----------------                       ------      -------     -------    --------    ---------     ----------

Putnam VT Growth and Income Fund - Class IB               (18.99)%     (6.46)%     (0.87)%     8.47%        10.35%        02/01/88
Putnam  VT  International  Growth  and  Income  Fund  -   (13.77)%    (11.55)%     (0.87)%       N/A         2.22%        01/02/97
Class IB
SAFECO RST Equity Portfolio                               (25.91)%    (15.71)%     (3.95)%     8.61%         8.89%        04/03/87
SAFECO RST Growth Opportunities Portfolio                 (37.67)%    (11.34)%     (5.60)%       N/A        11.90%        01/07/93
UIF Equity Growth Portfolio-Class I                       (27.86)%    (18.55)%     (2.11)%       N/A         3.03%        01/02/97
UIF High Yield Portfolio-Class I                           (7.27)%     (7.48)%     (2.33)%       N/A         0.15%        01/02/97
VALIC Co. I International Equities Fund                   (18.79)%    (19.38)%     (4.27)%     3.15%         0.59%        10/02/89
VALIC Co. I Mid Cap Index Fund                            (14.90)%     (0.58)%       6.09%    11.55%        12.25%        10/01/91
VALIC Co. I Money Market I Fund                              1.25%       3.62%       4.15%     4.29%         5.12%        01/16/86
VALIC Co. I Nasdaq-100(R)Index Fund                       (38.26)%         N/A         N/A       N/A      (43.53)%        10/01/00
VALIC Co. I Science & Technology Fund                     (40.21)%    (38.58)%     (7.93)%       N/A         5.33%        04/29/94
VALIC Co. I Small Cap Index Fund                          (20.82)%     (7.94)%     (1.48)%      6.61%        7.23%        05/01/92
VALIC Co. I Stock Index                                   (22.43)%    (14.85)%     (0.90)%      9.02%        9.22%        04/20/87
Vanguard High Yield Bond Portfolio                           1.54%       0.89%       1.91%        N/A        4.58%        06/03/96
Vanguard REIT Index Portfolio                                3.53%      13.61%         N/A        N/A        9.68%        02/09/99
Van Kampen Growth and Income Portfolio-Class I            (14.50)%     (1.32)%       5.37%        N/A        8.17%        12/23/96

------------------------------

"N/A" indicates data is not available for the stated period.

     VALIC Company I Money Market Investment Option Yield and Effective Yield Calculations. We calculate the VALIC Company I Money Market Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

     . We take the net change in the Accumulation Unit value during the period.

     . We divide that net change by the Accumulation Unit value at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.

     We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's Portfolio in the calculation. The VALIC Company I Money Market Investment Option's historical yield for the seven day period ended December 31, 2002 was (0.01)%.

     We determine the VALIC Company I Money Market Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7-1. The VALIC Company I Money Market Investment Option's historical effective yield for the seven day period ended December 31, 2002 was (0.01)%. Yield and effective yield do not reflect the deduction of any insurance or noninsurance-related charges that we may impose when you redeem Accumulation Units.

     The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Platinum Investor Policy for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Mutual Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts are paid by the advisers or the administrators, and will not be paid by the Mutual Funds, the options or Policy owners.

More About The Fixed Account

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 4%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Some states require that we compute these periods for noncontestability differently following a suicide.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Robert M. Beuerlein who is Senior Vice President and Chief Actuary of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment Policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable options not credited to Policies in the same proportion as votes cast by owners.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of USL and its affiliated companies, USL changed its independent auditor from Ernst & Young LLP ("E&Y") located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 and 787 Seventh Avenue, New York, New York 10019 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2002 and the related statement of operations for the year then ended and the statements of changes in net assets for the year then ended of the Separate Account, appearing herein, have been audited by PWC, independent accountants, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The statement of changes in net assets for the year ended December 31, 2001 of the Separate Account, appearing herein, have been audited by E&Y, independent auditors, to the extent indicated in their report thereon also appearing herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

USL Financial Statements

     The balance sheet of USL at December 31, 2002 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for the year then ended, appearing herein, have been audited by PWC, independent accountants, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The restated balance sheet of USL at December 31, 2001 and the restated related statement of operations, shareholder's equity, comprehensive income and cash flow for the year then ended, appearing herein, have been audited by E&Y, independent auditors, by reference. Such restated financial statements have been included to the extent indicated in their report thereon also appearing elsewhere herein and in the Registration Statement or incorporated on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

     The balance sheet of USL at December 31, 2001 and 2000 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2001, appearing herein, have been audited by E&Y, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Other Financial Statements

     The following financial statements are also provided in this SAI in connection with the merger of American General Life Insurance Company of New York ("AGNY") and USL on December 31, 2002. These financial statements will not appear in future filings.

     The statutory-basis balance sheet of AGNY at December 31, 2000 and 1999, and the related statutory-basis statements of income, changes in capital and surplus and cash flow for the years then ended appearing elsewhere herein, have been audited by E&Y, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     The following is an index to the financial statements that are included in this Statement:

I.     Separate Account USL VL-R 2002 Financial Statements

       Report of Independent Accountants............................ USL VL-R-1
       Report of Independent Auditors............................... USL VL-R-2
       Summary of Financial Statements.............................. USL VL-R-3
       Statement of Net Assets for the year ended December 31, 2002. USL VL-R-4 Statement of Operations for the year ended December 31, 2002. USL VL-R-4 Statement of Changes in Net Assets for the years ended
        December 31, 2002 and 2001.................................. USL VL-R-10
       Notes to Financial Statements................................ USL VL-R-16

II.    USL 2002 Financial Statements

       You should consider the financial statements of USL that we include in this Statement Primarily as bearing on the
        ability of USL to meet its obligation under the Contracts
       Report of Independent Accountants............................         F-1
       Report of Independent Auditors...............................         F-2
       Balance Sheets as of December 31, 2002 and restated 2001.....         F-3
       Statements of Income for the years ended December 31, 2002
        and restated 2001...........................................         F-5
       Statements of Shareholder's Equity for the years ended
        December 31, 2002 and restated 2001.........................         F-7
       Statements of Cash Flows for the years ended December 31,
        2002 and restated 2001......................................         F-8
       Notes to Consolidated Financial Statements...................         F-9

III.   USL 2001 Financial Statements

       You should consider the financial statements of USL that we include in this Statement primarily as bearing on the
        ability of USL to meet its obligation under the Contracts
       Report of Ernst & Young LLP Independent Accounts.............         F-1
       Balance Sheets as of December 31, 2001 and 2000..............         F-2
       Statements of Income for the years ended December 31, 2001,
        2000 and 1999...............................................         F-4
       Statements of Shareholder's Equity for the years ended
        December 31, 2001, 2000 and 1999............................         F-5
       Statements of Comprehensive Income for the years ended
        December 31, 2001, 2000 and 1999............................         F-6
       Statements of Cash Flows for the years ended December 31,
        2001, 2000 and 1999.........................................         F-7
       Notes to Consolidated Financial Statements...................         F-8

IV.    AGNY Statutory-Basis Financial Statements

       These Financial Statements are included in this Statement
        because of the merger of AGNY into USL on December 31, 2002.
        They will not appear in future filings
       Report of Independent Auditors......................................    1
       Balance Sheet - Statutory-Basis for the years ended
        December 31, 2000 and 1999.........................................    3
       Statements of Income - Statutory-Basis for the years ended
        December 31, 2000 and 1999.........................................    4
       Statements of Changes in Capital and Surplus - Statutory-Basis......    5
       Statements of Cash Flows - Statutory-Basis for the Years
        ended December 31, 2000 and 1999...................................    6
       Notes to Statutory-Basis Financial Statements.......................    7

[PRICEWATERHOUSECOOPERS LETTERHEAD]
--------------------------------------------------------------------------------
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000



                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor

In our opinion, the accompanying statement of net assets and the related statement of operations and statements of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor at December 31, 2002, the results of each of their operations and changes in net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities by correspondence with the custodian, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
-------------------------------


April 8, 2003


                                   USL VL-R-1

[ERNST & YOUNG LETTERHEAD]


                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK AND CONTRACT OWNERS OF THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

We have audited the accompanying statement of changes in net assets of The United States Life Insurance Company in the City of New York Separate Account USL VL-R (comprised of the Funds listed in Note A) for the period ended December 31, 2001. The financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the change in net assets for the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                            /s/ERNST & YOUNG LLP

March 7, 2002




                   A MEMBER PRACTICE OF ERNST & YOUNG GLOBAL

                                   USL-VL-R-2

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

SUMMARY OF FINANCIAL STATEMENTS

                                                                                              ALL DIVISIONS
                                                                                             ---------------
STATEMENT OF NET ASSETS
December 31, 2002

ASSETS:
      Investment securities - at market (cost $2,254,910)                                      $  1,651,410
      Due to The United States Life Insurance Company in the City of New York                        (2,988)
                                                                                               ------------

           NET ASSETS                                                                          $  1,648,422
                                                                                               ============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
      Dividends from mutual funds                                                              $     18,596

EXPENSES:
      Mortality and expense risk                                                                     12,662
                                                                                               ------------
           NET INVESTMENT INCOME (LOSS)                                                               5,934
                                                                                               ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized gain (loss) on investments                                                       (59,004)
      Capital gain distributions from mutual funds                                                   13,155
      Net unrealized appreciation (depreciation) of investments                                    (326,846)
                                                                                               ------------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                  (372,695)
                                                                                               ------------

           INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $   (366,761)
                                                                                               ============


STATEMENTS OF CHANGES IN NET ASSETS                                                            For the Years Ended December 31,
                                                                                                   2002              2001
                                                                                               -------------------------------
OPERATIONS:
      Net investment income (loss)                                                             $      5,934        $    13,961
      Net realized gain (loss) on investments                                                       (59,004)           (31,262)
      Capital gain distributions from mutual funds                                                   13,155             39,057
      Net unrealized appreciation (depreciation) of investments                                    (326,846)          (183,566)
                                                                                               ------------        -----------
           Increase (decrease) in net assets resulting from operations                             (366,761)          (161,810)
                                                                                               ------------        -----------

PRINCIPAL TRANSACTIONS:
      Net premiums                                                                                  602,984            814,892
      Net transfers from (to) other Divisions or fixed rate option                                  (24,265)               (35)
      Internal rollovers                                                                                  -             19,583
      Cost of insurance and other charges                                                          (216,835)          (173,993)
      Administrative charges                                                                        (15,070)           (20,379)
      Policy loans                                                                                   (3,898)                 -
                                                                                               ------------        -----------
           Increase (decrease) in net assets resulting from principal transactions                  342,916            640,068
                                                                                               ------------        -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       (23,845)           478,258

NET ASSETS:
      Beginning of period                                                                         1,672,267          1,194,009
                                                                                               ------------        -----------
      End of period                                                                            $  1,648,422        $ 1,672,267
                                                                                               ============        ===========

See accompanying notes.

                                   USL VL-R-3

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

                                                                                                  DIVISIONS
                                                                        -----------------------------------------------------------

                                                                              AIM V.I.       AIM V.I.                 Credit Suisse
                                                                           International  Premier Equity   American     Small Cap
                                                                           Growth Fund -  Fund - Class I  Century VP     Growth
                                                                          Class I Shares      Shares      Value Fund  Portfolio (1)
                                                                        ----------------- --------------  ----------  -------------
STATEMENT OF NET ASSETS
December 31, 2002

ASSETS:
  Investment securities - at market                                           $ 13,138      $ 94,830       $ 14,143      $ 2,862
 Due from (to) The United States Life Insurance Company in the
   City of New York                                                                 (5)           (2)          (668)        (235)
                                                                        ----------------------------------------------------------

      NET ASSETS                                                              $ 13,133      $ 94,828       $ 13,475      $ 2,627
                                                                        ==========================================================



STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
      Dividends from mutual funds                                             $    102      $  $ 392       $    931      $     -

EXPENSES:
      Mortality and expense risk                                                   125           834             57            5
                                                                        ----------------------------------------------------------
          NET INVESTMENT INCOME (LOSS)                                             (23)         (442)           874           (5)
                                                                        ----------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized gain (loss) on investments                                   (2,668)       (2,541)            72            -
      Capital gain distributions from mutual funds                                   -             -             47            -
      Net unrealized appreciation (depreciation) of investments                   (285)      (38,114)        (3,083)          14
                                                                        ----------------------------------------------------------
          NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (2,953)      (40,655)        (2,964)          14
                                                                        ----------------------------------------------------------

          INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ (2,976)     $(41,097)      $ (2,090)     $     9
                                                                        ==========================================================

(1) Since inception date of August 2002.
(2) Since inception date of July 2002.

See accompanying notes.

                                   USL VL-R-4

                                                        DIVISIONS
------------------------------------------------------------------------------------------------------------------------

                                                                                                          Franklin
                                                    Fidelity VIP                      Fidelity VIP      Templeton -
   Dreyfus IP       Dreyfus VIF      Dreyfus VIF     Contrafund      Fidelity VIP        Growth          Templeton
  MidCap Stock     Quality Bond       Small Cap      Portfolio -    Equity-Income      Portfolio -        Foreign
   Portfolio -      Portfolio -      Portfolio -    Service Class    Portfolio -      Service Class  Securities Fund -
 Initial shares   Initial shares   Initial shares        2          Service Class 2        2            Class 2 (2)
---------------- ---------------- ---------------- --------------- ----------------- --------------- -----------------
    $     273        $ 20,550         $ 51,377        $ 72,477         $ 10,545         $ 23,977          $      -
          691             587              (52)           (941)             (18)            (787)              967
------------------------------------------------------------------------------------------------------------------------

    $     964        $ 21,137         $ 51,325        $ 71,536         $ 10,527         $ 23,190          $    967
========================================================================================================================
    $       1        $    996         $     26        $    373         $    102         $     21          $      -


          104             132              476             355               12               95               136
------------------------------------------------------------------------------------------------------------------------
         (103)            864             (450)             18               90              (74)             (136)
------------------------------------------------------------------------------------------------------------------------

            -             (10)          (4,311)           (998)            (308)          (1,006)                -
            -               -                -               -              125                -                 -
          (40)            509           (7,767)         (4,745)          (1,807)          (4,881)                -
------------------------------------------------------------------------------------------------------------------------
          (40)            499          (12,078)         (5,743)          (1,990)          (5,887)                -
------------------------------------------------------------------------------------------------------------------------

    $    (143)       $  1,363         $(12,528)       $ (5,725)        $ (1,900)        $ (5,961)         $   (136)
========================================================================================================================

------------------------------------------------------------

   Janus Aspen         Janus Aspen         Janus Aspen
     Series -            Series -            Series -
    Aggressive        International         Worldwide
Growth Portfolio -  Growth Portfolio -  Growth Portfolio -
  Service Shares      Service Shares      Service Shares
 ----------------    ----------------    -------------------
     $  1,736            $  5,783            $ 26,198
         (183)               (902)               (298)
------------------------------------------------------------

     $  1,553            $  4,881            $ 25,900
============================================================
     $      -            $     43            $    148


          (15)                (39)                100
------------------------------------------------------------
           15                  82                  48
------------------------------------------------------------

            -                   -                   -
            -                   -                   -
         (551)             (1,592)             (5,381)
------------------------------------------------------------
         (551)             (1,592)             (5,381)
------------------------------------------------------------

     $   (536)           $ (1,510)           $ (5,333)
============================================================

                                   USL VL-R-5

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

                                                                                                   DIVISIONS
                                                                           --------------------------------------------------------


                                                                              JPMorgan                         MFS
                                                                                Small         MFS Capital    Emerging     MFS New
                                                                               Company       Opportunities    Growth     Discovery
                                                                              Portfolio         Series        Series       Series
                                                                           -------------   ---------------  ----------  -----------
STATEMENT OF NET ASSETS
December 31, 2002

ASSETS:
   Investment securities - at market                                             $ 3,694        $ 1,495      $ 86,783      $   274
  Due from (to) The United States Life Insurance Company in
     the City of New York                                                           (489)          (237)          295          737
                                                                           -------------------------------------------------------

       NET ASSETS                                                                $ 3,205        $ 1,258      $ 87,078      $ 1,011
                                                                           =======================================================

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
      Dividends from mutual funds                                                $     2        $     1      $      -      $     -

EXPENSES:
      Mortality and expense risk                                                      75            (41)          733          276
                                                                           -------------------------------------------------------
           NET INVESTMENT INCOME (LOSS)                                              (73)            42          (733)        (276)
                                                                           -------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments                                                 -              -       (12,763)           -
      Capital gain distributions from mutual funds                                     -              -             -            -
      Net unrealized appreciation (depreciation) of investments                     (297)          (618)      (28,263)        (127)
                                                                           -------------------------------------------------------
           NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (297)          (618)      (41,026)        (127)
                                                                           -------------------------------------------------------

           INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  (370)       $  (576)     $(41,759)     $  (403)
                                                                           =======================================================

(1) Since inception date of June 2002.
(2) Since inception date of January 2002.

See accompanying notes.

                                   USL VL-R-6

                                    DIVISIONS

-----------------------------------------------------------------------------------------------------------------------------------

                             PIMCO                           PIMCO                               Putnam VT
              Neuberger       Real           PIMCO           Total      Putnam VT    Putnam VT International              SAFECO
             Berman AMT      Return       Short-Term        Return     Diversified  Growth and  Growth and    SAFECO       RST.
    MFS       Mid-Cap     Portfolio -     Portfolio -     Portfolio -     Income        Income    Income        RST.      Growth
  Research     Growth    Administrative Administrative  Administrative    Fund -       Fund -     Fund -      Equity   Opportunities
  Series    Portfolio(1)      Class         Class(2)        Class        Class 1B    Class 1B    Class 1B    Portfolio   Portfolio
----------  ------------ -------------- --------------- -------------- -----------  ---------- ------------  --------- -------------
$   44,046  $   5,032    $   7,254      $       -        $   2,267     $  11,824     $ 210,343  $  69,280    $ 29,301    $   11,014
      (537)       (46)         103            146              886           (41)          (63)      (620)        (30)         (133)
-----------------------------------------------------------------------------------------------------------------------------------

$   43,509  $   4,986    $   7,357      $     146        $   3,153     $  11,783     $ 210,280  $  68,660    $ 29,271    $   10,881
===================================================================================================================================


$       77  $       -    $     165      $       -        $     111     $     623     $   5,156  $     354    $    370    $        -

       112         10           30             (2)             (25)          101         1,891        350         (22)           91
-----------------------------------------------------------------------------------------------------------------------------------
       (35)       (10)         135              2              136           522         3,265          4         392           (91)
-----------------------------------------------------------------------------------------------------------------------------------


    (3,518)         -            -              -                -           (22)       (4,339)    (1,632)     (3,255)         (121)
         -          -            4              -                5             -             -          -           -            56
    (4,693)    (1,215)         513              -               74           (41)      (52,511)    (9,656)     (7,679)       (6,489)
-----------------------------------------------------------------------------------------------------------------------------------
    (8,211)    (1,215)         517              -               79           (63)      (56,850)   (11,288)    (10,934)       (6,554)
-----------------------------------------------------------------------------------------------------------------------------------

$   (8,246) $  (1,225)   $     652      $       2        $     215     $     459     $ (53,585) $ (11,284)   $(10,542)   $   (6,645)
===================================================================================================================================

                                  USL VL-R-7

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

                                                                                                   DIVISIONS
                                                                         ----------------------------------------------------------

                                                                           UIF Equity                                      VALIC
                                                                             Growth         VALIC         VALIC          Company I
                                                                           Portfolio -     Company I     Company I         Money
                                                                             Class I     International    Mid Cap        Market I
                                                                              Shares     Equities Fund   Index Fund        Fund
                                                                         -------------- --------------- ------------    ---------
STATEMENT OF NET ASSETS
December 31, 2002

ASSETS:
  Investment securities - at market                                       $     112,425      $ 4,070      $  76,478      $ 223,994
 Due from (to) The United States Life Insurance Company in the
   City of New York                                                                (25)         (929)            75              5
                                                                         ----------------------------------------------------------

   NET ASSETS                                                             $     112,400      $ 3,141      $  76,553      $ 223,999
                                                                         ==========================================================

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

INVESTMENT INCOME:
   Dividends from mutual funds                                            $         225      $    16      $     563      $   2,738

EXPENSES:
   Mortality and expense risk                                                       933           30            783          1,659
                                                                         ----------------------------------------------------------
           NET INVESTMENT INCOME (LOSS)                                            (708)         (14)          (220)         1,079
                                                                         ----------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized gain (loss) on investments                                      (15,256)        (419)        (3,940)             -
   Capital gain distributions from mutual funds                                       -            -          2,886              -
   Net unrealized depreciation of investments                                   (29,218)        (564)       (12,913)             -
                                                                         ----------------------------------------------------------
        NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  (44,474)        (983)       (13,967)             -
                                                                         ----------------------------------------------------------

        INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $     (45,182)     $  (997)     $ (14,187)     $   1,079
                                                                         ==========================================================

(1) Since merger date of May 1, 2002.

See accompanying notes.

                                   USL VL-R-8

                                                         DIVISIONS
----------------------------------------------------------------------------------------------------------------
                   VALIC                                                                            Van Kampen
   VALIC         Company I      VALIC                                         Van Kampen LIT       LIT Strategic
 Company I       Science &     Company I     Vanguard VIF     Vanguard VIF       Growth and       Stock Portfolio
 Nasdaq - 100   Technology    Stock Index     High Yield       REIT Index     Income Portfolio -     - Class I
 Index Fund        Fund          Fund        Bond Portfolio     Portfolio     Class I Shares (1)       Shares
 ----------        ----          ----        --------------     ---------     ------------------       ------




 $ 906          $ 6,188        $ 385,970       $ 5,737          $ 8,238             $ 6,908            $   -
    (6)            (453)             397          (484)             324                 (17)               -
-----------------------------------------------------------------------------------------------------------------

 $ 900          $ 5,735        $ 386,367       $ 5,253          $ 8,562             $ 6,891            $   -
=================================================================================================================




 $   -          $     -        $   4,382       $   221          $   260             $     -            $ 197


   396              124            2,658            34               62                  48              (21)
-----------------------------------------------------------------------------------------------------------------
  (396)            (124)           1,724           187              198                 (48)             218
-----------------------------------------------------------------------------------------------------------------


     -                -           (2,217)            -                -                (213)             461
     -                -            9,957             -               75                   -                -
  (561)          (3,199)         (99,622)         (171)            (130)             (1,361)            (382)
-----------------------------------------------------------------------------------------------------------------
  (561)          (3,199)         (91,882)         (171)             (55)             (1,574)              79
-----------------------------------------------------------------------------------------------------------------

 $(957)         $(3,323)       $ (90,158)      $    16          $   143             $(1,622)           $ 297
=================================================================================================================

                                   USL VL-R-9

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

                                                                                         DIVISIONS
                                                            -----------------------------------------------------------
                                                                AIM V.I.       AIM V.I.                   Credit Suisse
                                                             International  Premier Equity    American      Small Cap
                                                             Growth Fund -  Fund - Class I   Century VP       Growth
                                                            Class I Shares      Shares       Value Fund   Portfolio (1)
                                                            --------------  --------------   ----------   -------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002

OPERATIONS:
  Net investment income (loss)                                $     (23)       $    (442)     $    874       $     (5)
  Net realized gain (loss) on investments                        (2,668)          (2,541)           72              -
  Capital gain distributions from mutual funds                        -                -            47              -
  Net unrealized appreciation (depreciation) of
   investments during the period                                   (285)         (38,114)       (3,083)            14
                                                            -----------------------------------------------------------
    Increase (decrease) in net assets resulting
     from operations                                             (2,976)         (41,097)       (2,090)             9
                                                            -----------------------------------------------------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                    8,518           24,825         9,678              -
  Net transfers from (to) other Divisions or
   fixed rate option                                               (988)          (2,922)            -          2,850
  Cost of insurance and other charges                            (6,278)         (11,036)       (3,387)          (232)
  Administrative charges                                           (213)            (621)         (242)             -
  Policy loans                                                        -             (156)         (194)             -
                                                            -----------------------------------------------------------
    Increase (decrease) in net assets resulting
     from principal transactions                                  1,039           10,090         5,855          2,618
                                                            -----------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                        (1,937)         (31,007)        3,765          2,627

NET ASSETS:
  Beginning of period                                            15,070          125,835         9,710              -
                                                            -----------------------------------------------------------
  End of period                                               $  13,133        $  94,828      $ 13,475       $  2,627
                                                            ===========================================================

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001

OPERATIONS:
  Net investment income (loss)                                $    (218)       $    (757)     $   (116)      $      -
  Net realized gain (loss) on investments                             -           (4,813)          156              -
  Capital gain distributions from mutual funds                      391            2,534             -              -
  Net unrealized appreciation (depreciation) of
   investments during the period                                 (3,798)         (14,026)          600              -
                                                              ---------        ---------      --------       --------
    Increase (decrease) in net assets resulting
     from operations                                             (3,625)         (17,062)          640              -
                                                              ---------        ---------      --------       --------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                    7,807           17,584         7,786              -
  Net transfers from (to) other Divisions or
   fixed rate option                                              5,316           37,766         3,341              -
  Internal rollovers                                                  -              987             -              -
  Cost of insurance and other charges                            (6,012)          (8,406)       (1,862)             -
  Administrative charges                                           (203)            (440)         (195)             -
                                                              ---------        ---------      --------       --------
    Increase (decrease) in net assets resulting
     from principal transactions                                  6,908           47,491         9,070              -
                                                              ---------        ---------      --------       --------
  TOTAL INCREASE (DECREASE)  IN NET ASSETS                        3,283           30,429         9,710              -

NET ASSETS:
  Beginning of period                                            11,787           95,406             -              -
                                                              ---------        ---------      --------       --------
  End of period                                               $  15,070        $ 125,835      $  9,710       $      -
                                                              =========        =========      ========       ========

(1) Since inception date of August 2002.
(2) Since inception date of July 2002.


See accompanying notes.

                                  USL VL-R-10

                                                              DIVISIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Franklin          Janus Aspen
                                                                                                  Templeton -          Series
                                                   Fidelity VIP    Fidelity VIP     Fidelity       Templeton         Aggresive
  Dreyfus IP      Dreyfus VIF      Dreyfus VIF      Contrafund    Equity-Income      Growth         Foreign            Growth
 MidCap Stock    Quality Bond       Small Cap      Portfolio -      Portfolio -    Portfolio -     Securities        Portfolio -
  Portfolio -     Portfolio -      Portfolio -    Service Class   Service Class   Service Class   Fund - Class 2       Service
Initial shares  Initial shares   Initial shares         2               2               2             (2)              Shares
--------------  --------------   --------------   -------------   -------------   -------------   --------------    ----------
$ (103)         $   864          $   (450)        $     18        $     90        $    (74)       $    (136)        $     15
     -              (10)           (4,311)            (998)           (308)         (1,006)               -                -
     -                -                 -                -             125               -                -                -
   (40)             509            (7,767)          (4,745)         (1,807)         (4,881)               -             (551)
----------------------------------------------------------------------------------------------------------------------------------
  (143)           1,363           (12,528)          (5,725)         (1,900)         (5,961)            (136)            (536)
----------------------------------------------------------------------------------------------------------------------------------


 1,077            5,954            14,386           34,034           6,125          17,914                -            1,649
     -               25            (2,916)             158           2,929           1,328            1,099               80
  (256)          (2,866)           (6,204)          (9,107)         (2,657)         (6,883)               4             (436)
   (27)            (149)             (360)            (851)           (153)           (448)               -              (41)
     -             (584)              (78)            (234)              -               -                -             (156)
----------------------------------------------------------------------------------------------------------------------------------
   794            2,380             4,828           24,000           6,244          11,911            1,103            1,096
----------------------------------------------------------------------------------------------------------------------------------
   651            3,743            (7,700)          18,275           4,344           5,950              967              560


   313           17,394            59,025           53,261           6,183          17,240                -              993
----------------------------------------------------------------------------------------------------------------------------------
$  964          $21,137          $ 51,325         $ 71,536        $ 10,527        $ 23,190        $     967         $  1,553
==================================================================================================================================



$   22          $   646          $    (58)        $     43        $    (95)       $   (116)       $       -         $    (59)
     -               94                 -             (618)             42             (54)               -                4
     -              124             3,831              566               -               -                -                -
     -             (483)           (6,001)          (1,092)           (179)           (900)               -               55
------          -------          --------         --------        --------        --------        ---------         --------
    22              381            (2,228)          (1,101)           (232)         (1,070)               -                -
------          -------          --------         --------        --------        --------        ---------         --------



     -            9,650            15,110           23,873           7,340             783                -              357
   332            5,927            36,437           37,389             839          20,658                -              738
     -                -                 -                -               -               -                -                -
   (41)          (1,713)           (5,126)          (6,303)         (1,581)         (3,111)               -              (93)
     -             (242)             (378)            (597)           (183)            (20)               -               (9)
------          -------          --------         --------        --------        --------        ---------         --------
   291           13,622            46,043           54,362           6,415          18,310                -              993
------          -------          --------         --------        --------        --------        ---------         --------
   313           14,003            43,815           53,261           6,183          17,240                -              993



     -            3,391            15,210                -               -               -                -                -
------          -------          --------         --------        --------        --------        ---------         --------
$  313          $17,394          $ 59,025         $ 53,261        $  6,183        $ 17,240        $       -         $    993
======          =======          ========        ========         ========        ========        =========         --------


--------------------------------
   Janus Aspen       Janus Aspen
     Series            Series
  International       Worldwide
     Growth            Growth
   Portfolio -       Portfolio -
    Service           Service
     Shares           Shares
  ------------     -------------
  $    82              $     48
        -                     -
        -                     -
   (1,592)               (5,381)
-------------------------------
   (1,510)               (5,333)
-------------------------------


    4,851                12,329
        -                 6,278
   (1,747)               (3,378)
     (121)                 (308)
        -                     -
-------------------------------
    2,983                14,921
-------------------------------
    1,473                 9,588


    3,408                16,312
-------------------------------
  $ 4,881              $ 25,900
===============================



  $   (42)             $     40
      (52)                 (469)
        -                     -
     (202)               (1,379)
  -------          ------------
     (296)               (1,808)
  -------          ------------



        -                10,308
    4,529                10,438
        -                     -
     (825)               (2,368)
        -                  (258)
  -------          ------------
    3,704                18,120
  -------          ------------
    3,408                16,312



        -                     -
  -------          ------------
  $ 3,408              $ 16,312
  =======          ============

                                   USL VL-R-11

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R


                                                                                                       DIVISIONS
                                                                                ----------------------------------------------------

                                                                                   JPMorgan
                                                                                    Small     MFS Capital       MFS         MFS New
                                                                                   Company   Opportunities    Emerging     Discovery
                                                                                  Portfolio     Series      Growth Series    Series
                                                                                ------------ -------------  -------------  ---------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002

OPERATIONS:
    Net investment income (loss)                                                  $     (73)   $      42    $    (733)     $   (276)
    Net realized gain (loss) on investments                                               -            -      (12,763)            -
    Capital gain distributions from mutual funds                                          -            -            -             -
    Net unrealized appreciation (depreciation) of investments during the period        (297)        (618)     (28,263)         (127)
                                                                                  -------------------------------------------------
       Increase (decrease) in net assets resulting from operations                     (370)        (576)     (41,759)         (403)
                                                                                  -------------------------------------------------

PRINCIPAL TRANSACTIONS:
    Net premiums                                                                        446        1,434       30,255         1,293
    Net transfers from (to) other Divisions or fixed rate option                      2,849            -         (895)           79
    Cost of insurance and other charges                                                (369)        (367)     (17,255)         (326)
    Administrative charges                                                              (11)         (36)        (756)          (32)
    Policy loans                                                                       (195)        (156)           -             -
                                                                                  -------------------------------------------------
       Increase (decrease) in net assets resulting from principal transactions        2,720          875       11,349         1,014
                                                                                  -------------------------------------------------
    TOTAL INCREASE (DECREASE)  IN NET ASSETS                                          2,350          299      (30,410)          611

NET ASSETS:
    Beginning of period                                                                 855          959      117,488           400
                                                                                  -------------------------------------------------
    End of period                                                                 $   3,205    $   1,258    $  87,078      $  1,011
                                                                                  =================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001

OPERATIONS:
    Net investment income (loss)                                                  $      51    $     (45)   $    (809)     $     51
    Net realized gain (loss) on investments                                               -           24      (12,658)            -
    Capital gain distributions from mutual funds                                          -            -        6,900             -
    Net unrealized appreciation (depreciation) of investments during the period           -           46      (38,871)            -
                                                                                  ---------    ---------    ---------      --------
       Increase (decrease) in net assets resulting from operations                       51           25      (45,438)           51
                                                                                  ---------    ---------    ---------      --------

PRINCIPAL TRANSACTIONS:
    Net premiums                                                                        446          357       32,834             -
    Net transfers from (to) other Divisions or fixed rate option                        423          671       38,593           399
    Internal rollovers                                                                    -            -            -             -
    Cost of insurance and other charges                                                 (54)         (85)     (16,321)          (50)
    Administrative charges                                                              (11)          (9)        (821)            -
                                                                                  ---------    ---------    ---------      --------
       Increase (decrease) in net assets resulting from principal transactions          804          934       54,285           349
                                                                                  ---------    ---------    ---------      --------
    TOTAL INCREASE (DECREASE)  IN NET ASSETS                                            855          959        8,847           400

NET ASSETS:
    Beginning of period                                                                   -            -      108,641             -
                                                                                  ---------    ---------    ---------      --------
    End of period                                                                 $     855    $     959    $ 117,488      $    400
                                                                                  =========    =========    =========      ========

(1) Since inception date of June 2002.
(2) Since inception date of January 2002.

See accompanying notes.

                                   USL VL-R-12

                                                              DIVISIONS
---------------------------------------------------------------------------------------------------------------------

              Neuberger        PIMCO Real       PIMCO Short-         PIMCO Total
              Berman AMT         Return         Term Portfolio         Return         Putnam VT        Putnam VT
  MFS          Mid-Cap         Portfolio -            -               Portfolio -    Diversified       Growth and
Research       Growth        Administrative     Administrative     Administrative    Income Fund -    Income Fund -
 Series     Portfolio (1)        Class             Class (2)           Class           Class IB         Class IB
--------    -------------    --------------     --------------     --------------    -------------    ---------------
$    (35)   $        (10)    $          135     $            2     $          136    $        522     $      3,265
  (3,518)              -                  -                  -                  -             (22)          (4,339)
       -               -                  4                  -                  5               -                -
  (4,693)         (1,215)               513                  -                 74             (41)         (52,511)
---------------------------------------------------------------------------------------------------------------------
  (8,246)         (1,225)               652                  2                215             459          (53,585)
---------------------------------------------------------------------------------------------------------------------

  23,338             100                213                  -              1,457           8,444           11,458
       -           6,356              6,657                189                264               -                3
  (5,783)           (242)              (337)               (45)              (534)         (2,832)         (22,927)
    (583)             (3)                (5)                 -                (36)           (210)            (286)
       -               -                  -                  -               (312)           (273)               -
---------------------------------------------------------------------------------------------------------------------
  16,972           6,211              6,528                144                839           5,129          (11,752)
---------------------------------------------------------------------------------------------------------------------
   8,726           4,986              7,180                146              1,054           5,588          (65,337)

  34,783               -                177                  -              2,099           6,195          275,617
---------------------------------------------------------------------------------------------------------------------
$ 43,509    $      4,986     $        7,357     $          146     $        3,153    $     11,783     $    210,280
=====================================================================================================================

$     67    $          -     $           (7)    $            -     $           18    $        (25)    $      5,690
  (1,777)              -                  -                  -                  -               5             (455)
   2,204               -                  -                  -                 28               -                -
  (4,698)              -                  -                  -                (44)             85          (22,041)
--------    ------------     --------------     --------------     --------------    ------------     ---------------
  (4,204)              -                 (7)                 -                  2              65          (16,806)
--------    ------------     --------------     --------------     --------------    ------------     ---------------

  23,338               -                  -                  -                713           1,426           10,161
  21,302               -                196                  -              1,527           6,012          295,875
       -               -                  -                  -                  -               -              740
  (5,070)              -                (12)                 -               (126)         (1,272)         (18,080)
    (583)              -                  -                  -                (17)            (36)            (254)
--------    ------------     --------------     --------------     --------------    ------------     ---------------
  38,987               -                184                  -              2,097           6,130          288,442
--------    ------------     --------------     --------------     --------------    ------------     ---------------
  34,783               -                177                  -              2,099           6,195          271,636

       -               -                  -                  -                  -               -            3,981
--------    ------------     --------------     --------------     --------------    ------------     ---------------
$ 34,783    $          -     $          177     $            -     $        2,099    $      6,195     $    275,617
========    ============     ==============     ==============     ==============    ============     ===============

  Putnam VT
International                  SAFECO RST.
  Growth and    SAFECO RST.      Growth
 Income Fund -    Equity      Opportunities
   Class IB     Portfolio       Portfolio
-------------   -----------   -------------
$           4   $      392   $          (91)
       (1,632)      (3,255)            (121)
            -            -               56
       (9,656)      (7,679)          (6,489)
-------------------------------------------
      (11,284)     (10,542)          (6,645)
-------------------------------------------

       18,872        8,485           10,502
        1,510            -                -
      (12,663)      (8,755)          (4,375)
         (472)        (211)            (262)
         (195)           -             (117)
-------------------------------------------
        7,052         (481)           5,748
-------------------------------------------
       (4,232)     (11,023)            (897)

       72,892       40,294           11,778
-------------------------------------------
$      68,660   $   29,271   $       10,881
===========================================

$       3,864   $       58   $          190
         (630)        (651)            (240)
            -            -              244
      (18,911)      (3,854)           1,399
-------------   ----------   --------------
      (15,677)      (4,447)           1,593
-------------   ----------   --------------

       14,685        8,484           10,441
       27,469            -            1,920
            -            -                -
      (10,270)      (7,993)          (2,804)
         (367)        (212)            (261)
-------------   ----------   --------------
       31,517          279            9,296
-------------   ----------   --------------
       15,840       (4,168)          10,889

       57,052       44,462              889
-------------   ----------   --------------
$      72,892   $   40,294   $       11,778
=============   ==========   ==============

                                   USL VL-R-13

The United States Life Insurance Company in the City of New York
SEPARATE ACCOUNT USL VL-R

                                                                                         DIVISIONS
                                                            -----------------------------------------------------------
                                                              UIF Equity        VALIC          VALIC          VALIC
                                                                Growth        Company I      Company I      Company I
                                                              Portfolio -   International     Mid Cap    Money Market I
                                                            Class I Shares  Equities Fund    Index Fund        Fund
                                                            --------------  -------------    ----------  --------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2002

OPERATIONS:
  Net investment income (loss)                                $    (708)      $    (14)     $    (220)     $    1,079
  Net realized gain (loss) on investments                       (15,256)          (419)        (3,940)              -
  Capital gain distributions from mutual funds                        -              -          2,886               -
  Net unrealized appreciation (depreciation) of
   investments during the period                                (29,218)          (564)       (12,913)              -
                                                            -----------------------------------------------------------
    Increase (decrease) in net assets resulting
     from operations                                            (45,182)          (997)       (14,187)          1,079
                                                            -----------------------------------------------------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   30,058              -         22,201          84,005
  Net transfers from (to) other Divisions or
   fixed rate option                                             (4,165)          (737)        (5,339)        (38,333)
  Cost of insurance and other charges                           (20,481)          (692)        (9,770)        (16,457)
  Administrative charges                                           (751)             -           (555)         (2,100)
  Policy loans                                                        -              -              -            (195)
                                                            -----------------------------------------------------------
    Increase (decrease) in net assets resulting
     from principal transactions                                  4,661         (1,429)         6,537          26,920
                                                            -----------------------------------------------------------
  TOTAL INCREASE (DECREASE)  IN NET ASSETS                      (40,521)        (2,426)        (7,650)         27,999

NET ASSETS:
    Beginning of period                                         152,921          5,567         84,203         196,000
                                                            -----------------------------------------------------------
    End of period                                             $ 112,400       $  3,141      $  76,553      $  223,999
                                                            ===========================================================

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2001

OPERATIONS:
  Net investment income (loss)                                $  (1,057)      $   (141)         $ (35)     $    5,188
  Net realized gain (loss) on investments                        (3,753)             -           (668)              -
  Capital gain distributions from mutual funds                      189            616          8,452               -
  Net unrealized appreciation (depreciation) of
   investments during the period                                (20,378)        (1,432)        (7,685)              -
                                                              ---------       --------      ---------      ----------
    Increase (decrease) in net assets resulting
     from operations                                            (24,999)          (957)            64           5,188
                                                              ---------       --------      ---------      ----------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                   26,798          3,965         21,409         407,824
  Net transfers from (to) other Divisions or
   fixed rate option                                             30,747              -         51,816        (727,847)
  Internal rollovers                                                740              -            987          14,649
  Cost of insurance and other charges                           (16,925)          (656)        (7,530)        (29,008)
  Administrative charges                                           (670)           (99)          (535)        (10,194)
                                                              ---------       --------      ---------      ----------
    Increase (decrease) in net assets resulting
     from principal transactions                                 40,690          3,210         66,147        (344,576)
                                                              ---------       --------      ---------      ----------
  TOTAL INCREASE (DECREASE)  IN NET ASSETS                       15,691          2,253         66,211        (339,388)

NET ASSETS:
  Beginning of period                                           137,230          3,314         17,992         535,388
                                                              ---------       --------      ---------      ----------
  End of period                                               $ 152,921       $  5,567      $  84,203      $  196,000
                                                              =========       ========      =========      ==========

(1) Since merger date of May 1, 2002.


See accompanying notes.

                                  USL VL-R-14

                                    DIVISIONS

--------------------------------------------------------------------------------------------------------------
                                                                               Van Kampen
                 VALIC                                                         LIT Growth        Van Kampen
   VALIC       Company I        VALIC                                          and Income       LIT Strategic
 Company I     Science &      Company I     Vanguard VIF     Vanguard VIF     Portfolio -      Stock Portfolio
Nasdaq - 100   Technology    Stock Index     High Yield       REIT Index     Class I Shares       - Class I
 Index Fund       Fund           Fund      Bond Portfolio     Portfolio            (1)             Shares
------------   ----------    -----------   --------------    ------------    --------------    ---------------
$      (396)   $     (124)   $    1,724    $         187     $       198     $         (48)    $         218
          -             -        (2,217)               -               -              (213)              461
          -             -         9,957                -              75                 -                 -
       (561)       (3,199)      (99,622)            (171)           (130)           (1,361)             (382)
------------------------------------------------------------------------------------------------------------
       (957)       (3,323)      (90,158)              16             143            (1,622)              297
------------------------------------------------------------------------------------------------------------

      1,327         2,406       194,571            4,124           2,270             1,805             2,580
       (295)            -           327              190             345             7,985            (9,176)
       (414)         (617)      (33,981)          (1,080)           (654)             (959)             (457)
        (33)          (59)       (4,865)            (103)            (57)              (45)              (65)
       (195)         (195)            -             (390)              -              (273)                -
------------------------------------------------------------------------------------------------------------
        390         1,535       156,052            2,741           1,904             8,513            (7,118)
------------------------------------------------------------------------------------------------------------
       (567)       (1,788)       65,894            2,757           2,047             6,891            (6,821)


      1,467         7,523       320,473            2,496           6,515                 -             6,821
------------------------------------------------------------------------------------------------------------
$       900    $    5,735    $  386,367    $       5,253     $     8,562     $       6,891     $           -
============================================================================================================


$      (108)   $      (66)   $    1,855    $         (45)    $        (6)    $           -     $         (17)
          -             -        (4,815)              41               -                 -                25
          -           436        12,542                -               -                 -                 -
         74            60       (40,075)              19              50                 -                95
-----------    ----------    ----------    -------------     -----------     -------------     -------------
        (34)          430       (30,493)              15              44                 -               103
-----------    ----------    ----------    -------------     -----------     -------------     -------------


        916           446       146,649              892               -                 -             2,510
        788         6,870        69,315            1,844           6,641                 -             1,694
          -             -         1,480                -               -                 -                 -
       (180)         (212)      (18,839)            (233)           (170)                -              (662)
        (23)          (11)       (3,666)             (22)              -                 -               (63)
-----------    ----------    ----------    -------------     -----------     -------------     -------------
      1,501         7,093       194,939            2,481           6,471                 -             3,479
-----------    ----------    ----------    -------------     -----------     -------------     -------------
      1,467         7,523       164,446            2,496           6,515                 -             3,582


          -             -       156,027                -               -                 -             3,239
-----------    ----------    ----------    -------------     -----------     -------------     -------------
$     1,467    $    7,523    $  320,473    $       2,496     $     6,515     $           -     $       6,821
===========    ==========    ==========    =============     ===========     =============     =============

                                  USL VL-R-15

NOTES TO FINANCIAL STATEMENTS
Platinum Investor Divisions
SEPARATE ACCOUNT USL VL-R

Note A - Organization

    Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

    The Separate Account is divided into forty-four "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). As of December 31, 2002, the Funds available to policy owners through the various Divisions were as follows:

AIM Variable Insurance Funds - Class I Shares ("V.I."):
    AIM V.I. International Growth Fund
    AIM V.I. Premier Equity Fund

American Century Variable Portfolios, Inc. ("VP"):
    VP Value Fund

Ayco Series Trust:
    Ayco Growth Fund *

Credit Suisse Trust:
    Small Cap Growth Portfolio

Dreyfus Investment Portfolios ("IP"):
    MidCap Stock Portfolio - Initial shares

Dreyfus Variable Investment Fund ("VIF")
    Quality Bond Portfolio - Initial shares
    Small Cap Portfolio - Initial shares

Fidelity Variable Insurance Products Fund ("VIP"):
    VIP Asset Manager/SM/ Portfolio - Service Class 2*
    VIP Contrafund(R) Portfolio - Service Class 2
    VIP Equity-Income Portfolio - Service Class 2
    VIP Growth Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:
    Franklin U.S. Government Fund - Class 2 *
    Mutual Shares Securities Fund - Class 2 *
    Templeton Foreign Securities Fund - Class 2

Janus Aspen Series - Service Shares:
    Aggressive Growth Portfolio
    International Growth Portfolio
    Worldwide Growth Portfolio

J.P. Morgan Series Trust II:
    JPMorgan Small Company Portfolio

MFS Variable Insurance Trust:
    MFS Capital Opportunities Series
    MFS New Discovery Series
    MFS Emerging Growth Series
    MFS Research Series

Neuberger Berman Advisers Management Trust ("AMT"):
    Mid-Cap Growth Portfolio

PIMCO Variable Insurance Trust Administrative Class:
    PIMCO Real Return Portfolio
    PIMCO Short-Term Portfolio
    PIMCO Total Return Portfolio

Putnam Variable Trust ("VT"):
    Putnam VT Diversified Income Fund - Class IB
    Putnam VT Growth and Income Fund - Class IB
    Putnam VT International Growth and Income Fund - Class IB

SAFECO Resource Series Trust ("RST"):
    Equity Portfolio
    Growth Opportunities Portfolio

The Universal Institutional Funds, Inc. - Class I Shares ("UIF"):
    Equity Growth Portfolio
    High Yield Portfolio *

VALIC Company I (a related party):
    VALIC Company I - International Equities Fund
    VALIC Company I - Mid Cap Index Fund
    VALIC Company I - Money Market I Fund
    VALIC Company I - Nasdaq-100(R) Index Fund
    VALIC Company I - Science & Technology Fund
    VALIC Company I - Small Cap Index Fund *
    VALIC Company I - Stock Index Fund

Vanguard Variable Insurance Fund ("VIF"):
    High Yield Bond Portfolio
    REIT Index Portfolio

Van Kampen Life Investment Trust - Class I Shares ("LIT"):
    Growth & Income Portfolio **

*   These Divisions have had no activity during 2001 or 2002.
** On May 1, 2002, the Van Kampen Life Investment Trust Strategic Stock Portfolio merged into the Van Kampen Life Investment Trust Growth & Income Portfolio.

    The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

     In addition to the Divisions discussed above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus for a complete description of the available Funds and the fixed account.

     The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

     Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

                                  USL VL-R 16

Platinum Investor Divisions
SEPARATE ACCOUNT USL VL-R

Note B - Summary of Significant Accounting Policies and Basis of Presentation

    The accompanying financial statements of the Divisions of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). A summary of the significant accounting principles followed by the Divisions and the methods of applying those principles is presented below.

    Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

    Security valuation - The investments in shares of the Funds listed above are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

    Security transactions and related investment income - Security transactions are accounted for on the trade date. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt. Realized gains and losses from security transactions are determined on the basis of identified cost.

    Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

    Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Note C - Contract charges

    Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for taxes. The amount of such deduction currently ranges from 0.75% to 3.5%. Prior to allocation to the Separate Account, an additional 2.5% is deducted from each after-tax premium payment.

    Separate Account charges - Currently, daily charges at an annual rate of 0.75% on the daily net asset value of the Divisions are paid to the Company. These charges are made in return for the Company's assumption of mortality and expense risks associated with the policies issued. For each policy, a reduction in the current daily charge of 0.25% will occur after policy year 10, and a further reduction of 0.25% will occur after policy year 20.

    Also, an additional 2.5% from each after-tax premium payment are deducted and used to primarily pay Company distribution expenses and to a lesser extent administrative, other taxes, licenses and fees related to the policy.

    Other charges paid to the Company include: deductions for monthly maintenance charges, the cost of insurance, additional benefit riders, and surrender charges.

    The monthly maintenance charge deduction is $6 for each policy in force.

    Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction.

    Also, monthly charges are deducted, if the policy owner selects additional benefits riders. The charges for any rider selected will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider.

    Surrender charges are deducted if the policy is surrendered during the policy's first 10 years (and the first 10 years after any increase in the Policy's Specified Amount). Beginning in the fourth policy year, the amount of the surrender charge decreases by a constant amount each policy year. In addition, a $10 transaction fee per policy is charged for each partial surrender made, and each transfer in excess of 12 during a policy year is subject to a charge of $25.

                                  USL VL-R 17

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from the sales of investments were:

                                      Divisions                      Cost of     Proceeds from
                                                                    Purchases        Sales
----------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Class I Shares                 $   3,567       $   2,517
AIM V.I. Premier Equity Fund - Class I Shares                          12,125           2,476
American Century VP Value Fund                                         14,748           7,304
Credit Suisse Small Cap Growth Portfolio (1)                            2,848               -
Dreyfus IP MidCap Stock Portfolio - Initial shares                          1               -
Dreyfus VIF Quality Bond Portfolio - Initial shares                     3,855           1,189
Dreyfus VIF Small Cap Portfolio - Initial shares                        7,215           2,782
Fidelity VIP Contrafund Portfolio - Service Class 2                    30,125           5,165
Fidelity VIP Equity-Income Portfolio - Service Class 2                 14,215           7,738
Fidelity VIP Growth Portfolio - Service Class 2                        14,910           2,286
Janus Aspen Series Aggressive Growth Portfolio - Service Shares         1,293               -
Janus Aspen Series International Growth Portfolio - Service Shares      3,966               -
Janus Aspen Series Worldwide Growth Portfolio - Service Shares         15,264               -
JPMorgan Small Company Porfolio                                         3,137               -
MFS Capital Opportunities Series                                        1,154               -
MFS Emerging Growth Series                                             17,247           6,890
MFS Research Series                                                    22,302           4,828
Neuberger Berman AMT Mid Cap Growth Portfolio (2)                       6,247               -
PIMCO Real Return Portfolio Administrative Class                        6,567               -
PIMCO Total Return Portfolio Administrative Class                         115               -
Putnam VT Diversified Income Fund - Class IB                            6,724           1,005
Putnam VT Growth and Income Fund - Class IB                             8,083          16,503
Putnam VT International Growth and Income Fund - Class IB              11,161           3,527
SAFECO RST-Equity Portfolio                                             8,231           8,297
SAFECO RST-Growth Opportunities Portfolio                              11,808           6,035
UIF Equity Growth Portfolio - Class I Shares                           22,723          18,753
VALIC Company I International Equities Fund                                16             529
VALIC Company I  Mid Cap Index Fund                                    14,380           5,188
VALIC Company I  Money Market 1 Fund                                   76,195          48,186
VALIC Company I Science & Technology Fund                               1,877               -
VALIC Company I Stock Index Fund                                      170,797           3,473
Vanguard VIF High Yield Bond Portfolio                                  3,412               -
Vanguard VIF REIT Index Portfolio                                       1,853               -
Van Kampen LIT Growth & Income - Class I Shares (3)                     9,628           1,146
Van Kampen LIT Strategic Stock Portfolio - Class I Shares               2,362           9,261

Total                                                               $ 530,151       $ 165,078
                                                                    =========       =========

(1) Since inception date of August 2002.
(2) Since inception date of June 2002.
(3) Since merger date of May 1, 2002.

                                  USL VL-R-18

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

  The following is a summary of fund shares owned as of December 31, 2002:

                                                                           Net         Value of                        Unrealized
                                                                          Asset        Shares at      Cost of         Appreciation/
                           Divisions                         Shares       Value         Market      Shares Held      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds - Class I Shares:
----------------------------------------------
      AIM V.I. International Growth Fund                    1,051.920    $ 12.49       $ 13,138       $ 19,552           $ (6,414)
      AIM V.I. Premier Equity Fund                          5,846.486      16.22         94,830        164,366            (69,536)

American Century Variable Portfolios, Inc.:
-------------------------------------------
      VP Value Fund                                         2,310.978       6.12         14,143         16,626             (2,483)

Credit Suisse Trust:
--------------------
      Small Cap Growth Portfolio (1)                          308.025       9.29          2,862          2,848                 14

Dreyfus Investment Portfolios:
------------------------------
      MidCap Stock Portfolio - Initial shares                  22.659      12.04            273            313                (40)

Dreyfus Variable Investment Fund:
---------------------------------
      Quality Bond Portfolio - Initial shares               1,763.943      11.65         20,550         20,468                 82
      Small Cap Portfolio - Initial shares                  1,809.056      28.40         51,377         71,133            (19,756)

Fidelity Variable Insurance Products Fund:
------------------------------------------
      VIP Contrafund Portfolio - Service Class 2            4,037.691      17.95         72,477         78,314             (5,837)
      VIP Equity-Income Portfolio - Service Class 2           585.855      18.00         10,545         12,531             (1,986)
      VIP Growth Portfolio - Service Class 2                1,033.065      23.21         23,977         29,758             (5,781)

Janus Aspen Series - Service Shares:
------------------------------------
      Aggressive Growth Portfolio                             111.120      15.62          1,736          2,231               (495)
      International Growth Portfolio                          336.603      17.18          5,783          7,577             (1,794)
      Worldwide Growth Portfolio                            1,250.478      20.95         26,198         32,957             (6,759)

J.P. Morgan Series Trust II:
----------------------------
      JPMorgan Small Company Portfolio                        357.288      10.34          3,694          3,992               (298)

MFS Variable Insurance Trust:
-----------------------------
      MFS Capital Opportunities Series                        156.844       9.53          1,495          2,067               (572)
      MFS Emerging Growth Series                            7,286.598      11.91         86,783        173,766            (86,983)
      MFS New Discovery Series                                 26.217      10.44            274            400               (126)
      MFS Research Series                                   4,085.943      10.78         44,046         53,437             (9,391)

Neuberger Berman AMT::
----------------------
      Mid Cap Growth Portfolio (2)                            420.407      11.97          5,032          6,247             (1,215)

PIMCO Variable Insurance Trust Administrative Class:
----------------------------------------------------
      PIMCO Real Return Portfolio                             609.554      11.90          7,254          6,740                514
      PIMCO Total Return Portfolio                            221.598      10.23          2,267          2,238                 29

(1) Since inception date of August 2002.
(2) Since inception date of June 2002.

                                  USL VL-R-19

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

    The following is a summary of fund shares owned as of December 31, 2002:

                                                                                  Net      Value of                     Unrealized
                                                                                 Asset     Shares at      Cost of      Appreciation
                             Divisions                               Shares      Value       Market     Shares Held   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Putnam Variable Trust:
---------------------
    Putnam VT Diversified Income Fund - Class IB                    1,394.308     8.48        11,824        11,780              44
    Putnam VT Growth and Income Fund - Class IB                    11,284.493    18.64       210,343       284,740         (74,397)
    Putnam VT International Growth and Income Fund - Class IB       8,297.008     8.35        69,280        94,124         (24,844)

SAFECO Resource Series Trust:
-----------------------------
    RST-Equity Portfolio                                            1,621.510    18.07        29,301        40,834         (11,533)
    RST-Growth Opportunities Portfolio                                809.843    13.60        11,014        16,286          (5,272)

The Universal Institutional Funds, Inc.:
----------------------------------------
    Equity Growth Portfolio - Class I Shares                       10,989.729    10.23       112,425       190,113         (77,688)

VALIC Company I:
----------------
    International Equities Fund                                       767.862     5.30         4,070         6,333          (2,263)
    Mid Cap Index Fund                                              5,408.627    14.14        76,478       100,542         (24,064)
    Money Market I Fund                                           223,994.150     1.00       223,994       223,994               0
    Nasdaq-100 Index Fund                                             328.190     2.76           906         1,393            (487)
    Science & Technology Fund                                         827.297     7.48         6,188         9,327          (3,139)
    Stock Index Fund                                               15,929.435    24.23       385,970       545,408        (159,438)

Vanguard Variable Insurance Fund:
---------------------------------
    High Yield Bond Portfolio                                         698.814     8.21         5,737         5,889            (152)
    REIT Index Portfolio                                              641.561    12.84   $     8,238         8,318             (80)

Van Kampen Life Investment Trust - Class I Shares:
--------------------------------------------------
    Growth & Income Portfolio (1)                                     512.813    13.47         6,908         8,268          (1,360)

Total                                                                                    $ 1,651,410   $ 2,254,910      $ (603,500)
                                                                                         ===========   ===========      ==========

(1) Since merger date of May 1, 2002.

                                  USL VL-R-20

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the Year Ended December 31, 2002

                                                                              Divisions
                                      ----------------------------------------------------------------------------------------------
                                          AIM V.I.                                     Credit Suisse    Dreyfus IP     Dreyfus VIF
                                       International  AIM V.I. Premier    American       Small Cap     MidCap Stock    Quality Bond
                                       Growth Fund -    Equity Fund -      Century         Growth       Portfolio -     Portfolio -
                                      Class I Shares   Class I Shares   VP Value Fund  Portfolio (1)  Initial shares  Initial shares
                                      --------------  ----------------  -------------  -------------  --------------  --------------
Units, at the Beginning of the Year        1,787.438        11,422.829        804.387              -          33.160      1,491.348
Units, Purchased                           1,043.307         2,672.942        804.054              -         113.246        489.902
Units, Transferred between Funds            (160.448)         (377.175)             -        567.394               -          1.858
Units, Withdrawn                            (809.094)       (1,282.632)      (321.290)       (46.349)        (28.667)      (288.726)
                                      --------------  ----------------  -------------  -------------  --------------  --------------
Units, at the End of the Year              1,861.203        12,435.964      1,287.151        521.045         117.739      1,694.382
                                      ==============  ================  =============  =============  ==============  ==============
                                                                                                          Franklin
                                                                                                          Templeton    Janus Aspen
                                                                                                         - Templeton     Series -
                                       Dreyfus VIF      Fidelity VIP     Fidelity VIP     Fidelity VIP     Foreign      Aggressive
                                        Small Cap        Contrafund      Equity-Income       Growth      Securities       Growth
                                       Portfolio -      Portfolio -       Portfolio -      Portfolio -     Fund -       Portfolio-
                                      Initial shares  Service Class 2   Service Class 2  Service Class 2 Class 2 (2)  Service Shares
                                      --------------  ----------------  ---------------  --------------- -----------  --------------
Units, at the Beginning of the Year        4,917.732         6,392.621          650.074        2,364.141           -        213.280
Units, Purchased                           1,286.661         4,332.510          639.432        2,843.844           -        396.754
Units, Transferred between Funds            (300.555)           20.745          353.535          227.902     120.263         23.597
Units, Withdrawn                            (576.688)       (1,176.014)        (296.923)        (839.163)          -       (165.926)
                                      --------------  ----------------  ---------------  --------------- -----------  --------------
Units, at the End of the Year              5,327.150         9,569.862        1,346.118        4,596.724     120.263        467.705
                                      ==============  ================  ===============  =============== ===========  ==============
                                        Janus Aspen     Janus Aspen
                                          Series -       Series -
                                       International     Worldwide
                                          Growth          Growth          JPMorgan       MFS Capital                      MFS New
                                        Portfolio -     Portfolio -    Small Company    Opportunities    MFS Emerging    Discovery
                                      Service Shares  Service Shares     Portfolio          Series      Growth Series      Series
                                      --------------  --------------  ---------------  ---------------  --------------  ------------
Units, at the Beginning of the Year          500.660       2,358.231           99.267          141.592      10,720.138       45.467
Units, Purchased                             778.266       2,275.435           51.948          225.889       3,570.412      158.034
Units, Transferred between Funds                   -       1,028.127          409.314                -        (150.735)      12.694
Units, Withdrawn                            (305.957)       (583.789)         (81.997)        (101.452)     (2,054.478)     (46.981)
                                      --------------  --------------  ---------------  ---------------  --------------  ------------
Units, at the End of the Year                972.969       5,078.004          478.532          266.029      12,085.337      169.214
                                      ==============  ==============  ===============  ===============  ==============  ============
                                                         Neuberger                          PIMCO            PIMCO
                                                          Berman         PIMCO Real       Short-Term     Total Return    Putnam VT
                                                        AMT Mid-Cap   Return Portfolio     Portfolio       Portfolio    Diversified
                                       MFS Research     Cap Growth     Administrative   Administrative  Administrative Income Fund -
                                          Series       Portfolio (3)       Class           Class (4)        Class         Class IB
                                      --------------  --------------  ----------------  --------------  -------------- -------------
Units, at the Beginning of the Year        4,946.250               -            15.838               -         189.366      634.781
Units, Purchased                           4,287.929          21.215            16.328               -         123.649      827.263
Units, Transferred between Funds                   -       1,175.349           558.359          17.621          22.668            -
Units, Withdrawn                            (973.575)        (52.119)          (27.249)         (4.178)        (72.961)    (313.451)
                                      --------------  --------------  ----------------  --------------  -------------- -------------
Units, at the End of the Year              8,260.604       1,144.445           563.276          13.443         262.722    1,148.593
                                      ==============  ==============  ================  ==============  ============== =============

(1) Since inception date of August 2002.
(2) Since inception date of July 2002.
(3) Since inception date of June 2002.
(4) Since inception date of January 2002.

                                  USL VL-R-21

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the Year Ended December 31, 2002

                                                                            Divisions
                                      --------------------------------------------------------------------------------------------
                                                      Putnam VT
                                        Putnam VT    International                     SAFECO RST      UIF Equity        VALIC
                                       Growth and     Growth and                         Growth          Growth        Company I
                                      Income Fund -  Income Fund -     SAFECO RST     Opportunities    Portfolio -   International
                                        Class IB       Class IB     Equity Portfolio    Portfolio    Class I Shares  Equities Fund
                                      -------------  -------------  ----------------  -------------  --------------  -------------
Units, at the Beginning of the Year      26,507.630      7,948.485         4,185.485      1,189.272      14,144.835        641.022
Units, Purchased                          1,174.020      2,126.844         1,053.169      1,120.023       3,180.737          2.515
Units, Transferred between Funds              0.460        178.022                 -              -        (527.099)      (105.446)
Units, Withdrawn                         (2,530.280)    (1,505.671)       (1,104.251)      (533.335)     (2,277.004)       (89.331)
                                      -------------  -------------  ----------------  -------------  --------------  -------------
Units, at the End of the Year            25,151.830      8,747.680         4,134.403      1,775.960      14,521.469        448.760
                                      =============  =============  ================  =============  ==============  =============

                                          VALIC          VALIC            VALIC       VALIC Company      VALIC         Vanguard
                                         Company       Company I        Company I      I Science &      Company        VIF High
                                        I Mid Cap        Money         Nasdaq-100       Technology      I Stock       Yield Bond
                                        Index Fund   Market I Fund     Index Fund          Fund        Index Fund      Portfolio
                                      -------------  -------------  ----------------  -------------  --------------  -------------
Units, at the Beginning of the Year       5,758.453     16,974.734           300.100      1,700.283      30,109.792        246.339
Units, Purchased                          1,587.926      7,077.912           309.104        766.385      19,555.048        396.645
Units, Transferred between Funds           (429.598)    (3,310.000)         (120.209)             -          27.781         19.278
Units, Withdrawn                           (718.561)    (1,438.002)         (188.516)      (282.575)     (2,540.307)      (147.875)
                                      -------------  -------------  ----------------  -------------  --------------  -------------
Units, at the End of the Year             6,198.220     19,304.644           300.479      2,184.093      47,152.314        514.387
                                      =============  =============  ================  =============  ==============  =============

                                                       Van Kampen LIT      Van Kampen
                                       Vanguard VIF      Growth and       LIT Strategic
                                        REIT Index   Income Portfolio -  Stock Portfolio -
                                         Portfolio   Class I Shares (1)   Class I Shares
                                      -------------  ------------------  -----------------
Units, at the Beginning of the Year         536.444                   -            600.985
Units, Purchased                            174.109             203.725            214.502
Units, Transferred between Funds             27.479             774.874           (776.337)
Units, Withdrawn                            (52.035)           (145.642)           (39.150)
                                      -------------  ------------------  -----------------
Units, at the End of the Year               685.997             832.957                  -
                                      =============  ==================  =================


(1) Since merger date of May 1, 2002.

                                  USL VL-R-22

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

     A summary of unit values and units outstanding for variable account policies and the investment income ratios, expense ratios, excluding expenses of the underlying Divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                    Investment
                                                                                                      Income     Expense   Total
                        Divisions                             Units       Unit Value   Net Assets      Ratio      Ratio    Return
-----------------------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds - Class I Shares:
---------------------------------------------
      AIM V.I. International Growth Fund
      2002                                                    1,861.203   $ 7.056397    $ 13,133       0.73%       0.75%   -16.30%
      2001                                                    1,787.438     8.431062      15,070       0.37%       0.75%   -24.11%
      AIM V.I. Premier Equity Fund
      2002                                                   12,435.964     7.625301      94,828       0.36%       0.75%   -30.78%
      2001                                                   11,422.829    11.016113     125,835       0.15%       0.75%   -13.22%
American Century Variable Portfolios, Inc.:
------------------------------------------
      VP Value Fund
      2002                                                    1,287.151    10.468663      13,475       8.03%       0.75%   -13.27%
      2001                                                      804.387    12.070904       9,710       0.00%       0.75%    15.23%
Credit Suisse Trust:
-------------------
      Small Cap Growth  Portfolio (1)
      2002                                                      521.045     5.041256       2,627       0.00%       0.75%     0.00%
Dreyfus Investment Portfolios:
-----------------------------
      MidCap Stock Portfolio - Initial shares
      2002                                                      117.739     8.183992         964       0.13%       0.75%   -13.15%
      2001                                                       33.160     9.422956         313       0.00%       0.75%     0.00%
Dreyfus Variable Investment Fund:
--------------------------------
      Quality Bond Portfolio - Initial shares
      2002                                                    1,694.382    12.474783      21,137       5.17%       0.75%     6.96%
      2001                                                    1,491.348    11.663052      17,394       6.67%       0.75%     5.89%
      Small Cap Portfolio - Initial shares
      2002                                                    5,327.150     9.634597      51,325       0.05%       0.75%   -19.73%
      2001                                                    4,917.732    12.002454      59,025       0.61%       0.75%    -6.82%
Fidelity Variable Insurance Products Fund:
-----------------------------------------
      VIP Contrafund Portfolio - Service Class 2
      2002                                                    9,569.862     7.475107      71,536       0.60%       0.75%   -10.28%
      2001                                                    6,392.621     8.331585      53,261       0.41%       0.75%    -9.10%
      VIP Equity-Income Portfolio - Service Class 2
      2002                                                    1,346.118     7.820800      10,527       1.21%       0.75%   -17.77%
      2001                                                      650.074     9.511041       6,183       0.00%       0.75%     1.64%
      VIP Growth Portfolio - Service Class 2
      2002                                                    4,596.724     5.044996      23,190       0.10%       0.75%   -30.82%
      2001                                                    2,364.141     7.292288      17,240       0.00%       0.75%    -8.73%
Franklin Templeton:
------------------
      Templeton Foreign Securities Fund - Class 2 (2)
      2002                                                      120.263     8.042148         967       0.00%       0.75%     0.00%
Janus Aspen Series - Service Shares:
-----------------------------------
      Aggressive Growth Portfolio
      2002                                                      467.705     3.319846       1,553       0.00%       0.75%   -28.66%
      2001                                                      213.280     4.653294         993       0.00%       0.75%     5.73%
      International Growth Portfolio
      2002                                                      972.969     5.016352       4,881       1.04%       0.75%   -26.31%
      2001                                                      500.660     6.807670       3,408       0.15%       0.75%    -5.79%
      Worldwide Growth Portfolio
      2002                                                    5,078.004     5.100279      25,900       0.70%       0.75%   -26.26%
      2001                                                    2,358.231     6.916841      16,312       0.21%       0.75%   -23.96%

(1) Since inception date of August 2002.
(2) Since inception date of July 2002.

                                   USL VL-R-23

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued


     A summary of unit values and units outstanding for variable account policies and the investment income ratios, expense ratios, excluding expenses of the underlying Divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                   Investment
                                                                                                     Income      Expense    Total
                        Divisions                             Units      Unit Value   Net Assets      Ratio       Ratio     Return
-----------------------------------------------------------------------------------------------------------------------------------
JPMorgan Series Trust II:
------------------------
      JPMorgan Small Company Portfolio
      2002                                                      478.532  $ 6.698458     $  3,205        0.08%     0.75%    -22.24%
      2001                                                       99.267    8.614017          855        0.00%     0.75%      0.00%
MFS Variable Insurance Trust:
----------------------------
      MFS Capital Opportunities Series
      2002                                                      266.029    4.728574        1,258        0.08%     0.75%    -30.22%
      2001                                                      141.592    6.775961          959        0.00%     0.75%      4.93%
      MFS Emerging Growth Series
      2002                                                   12,085.337    7.205279       87,078        0.00%     0.75%    -34.26%
      2001                                                   10,720.138   10.959606      117,488        0.00%     0.75%    -33.99%
      MFS New Discovery Series
      2002                                                      169.214    5.974829        1,011        0.00%     0.75%    -32.14%
      2001                                                       45.467    8.805005          400        0.00%     0.75%      0.00%
      MFS Research Series
      2002                                                    8,260.604    5.267046       43,509        0.20%     0.75%    -25.10%
      2001                                                    4,946.250    7.032225       34,783        0.01%     0.75%    -22.59%
Neuberger Berman AMT:
--------------------
      Mid Cap Growth Portfolio (1)
      2002                                                    1,144.445    4.356880        4,986        0.00%     0.75%      0.00%
PIMCO Variable Insurance Trust Administrative Class:
---------------------------------------------------
      PIMCO Real Return Portfolio
      2002                                                      563.276   13.060030        7,357        4.37%     0.75%     16.92%
      2001                                                       15.838   11.169982          177        0.00%     0.75%      0.00%
      PIMCO Short-Term Portfolio (2)
      2002                                                       13.443   10.881227          146        0.00%     0.75%      0.00%
      PIMCO Total Return Portfolio
      2002                                                      262.722   11.998441        3,153        4.19%     0.75%      8.27%
      2001                                                      189.366   11.081760        2,099        0.67%     0.75%     -0.40%
Putnam Variable Trust:
---------------------
      Putnam VT Diversified Income Fund-Class IB
      2002                                                    1,148.593   10.258603       11,783        6.93%     0.75%      5.11%
      2001                                                      634.781    9.759590        6,195        0.00%     0.75%      1.50%
      Putnam VT Growth and Income Fund-Class IB
      2002                                                   25,151.830    8.360443      210,280        2.12%     0.75%    -19.59%
      2001                                                   26,507.630   10.397634      275,617        5.55%     0.75%     -7.10%
      Putnam VT Int'l Growth and Income Fund-Class
      2002                                                    8,747.680    7.848919       68,660        0.50%     0.75%    -14.41%
      2001                                                    7,948.485    9.170594       72,892        6.60%     0.75%    -21.40%
SAFECO Resource Series Trust:
----------------------------
      RST Equity Portfolio
      2002                                                    4,134.403    7.079683       29,271        1.06%     0.75%    -26.46%
      2001                                                    4,185.485    9.627194       40,294        0.71%     0.75%    -10.07%
      RST Growth Opportunities Portfolio
      2002                                                    1,775.960    6.126693       10,881        0.00%     0.75%    -38.14%
      2001                                                    1,189.272    9.903635       11,778        0.00%     0.75%     18.25%
The Universal Institutional Funds, Inc.:
---------------------------------------
      Equity Growth Portfolio - Class I Shares
      2002                                                   14,521.469    7.740274      112,400        0.17%     0.75%    -28.40%
      2001                                                   14,144.835   10.811066      152,921        0.00%     0.75%    -15.75%

(1) Since inception date of June 2002.
(2) Since inception date of January 2002.

                                   USL VL-R-24

SEPARATE ACCOUNT USL VL-R - Platinum Investor Divisions
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued


     A summary of unit values and units outstanding for variable account policies and the investment income ratios, expense ratios, excluding expenses of the underlying Divisions, and total returns for the year ended December 31, 2002, are as follows:

                                                                                                   Investment
                                                                                                     Income      Expense   Total
                     Divisions                            Units      Unit Value     Net Assets        Ratio       Ratio    Return
-----------------------------------------------------------------------------------------------------------------------------------
VALIC Company I:
---------------
      International Equities Fund
      2002                                                 448.760   $ 7.000298    $      3,141        0.36%      0.75%    -19.40%
      2001                                                 641.022     8.684995           5,567        2.23%      0.75%    -22.56%
      Mid Cap Index Fund
      2002                                               6,198.220    12.350707          76,553        0.70%      0.75%    -15.54%
      2001                                               5,758.453    14.622567          84,203        1.04%      0.75%     -1.68%
      Money Market I Fund
      2002                                              19,304.644    11.603364         223,999        1.30%      0.75%      0.49%
      2001                                              16,974.734    11.546595         196,000        1.79%      0.75%      2.91%
      Nasdaq-100 Index Fund
      2002                                                 300.479     2.995751             900        0.00%      0.75%    -38.72%
      2001                                                 300.100     4.888457           1,467        0.00%      0.75%      6.79%
      Science & Technology Fund
      2002                                               2,184.093     2.625731           5,735        0.00%      0.75%    -40.66%
      2001                                               1,700.283     4.424590           7,523        0.00%      0.75%      7.02%
      Stock Index Fund
      2002                                              47,152.314     8.194033         386,367        1.24%      0.75%    -23.01%
      2001                                              30,109.792    10.643487         320,473        1.16%      0.75%    -12.86%
Vanguard Variable Insurance Fund:
--------------------------------
      High Yield Bond Portfolio
      2002                                                 514.387    10.212953           5,253        5.71%      0.75%      0.78%
      2001                                                 246.339    10.133522           2,496        0.00%      0.75%      2.24%
      REIT Index Portfolio
      2002                                                 685.997    12.479976           8,562        3.45%      0.75%      2.76%
      2001                                                 536.444    12.144954           6,515        0.00%      0.75%      0.53%
Van Kampen Life Investment Trust - Class I Shares:
-------------------------------------------------
      Growth & Income Portfolio (1)
      2002                                                 832.957     8.272986           6,891        2.87%      0.75%    -27.11%
      Strategic Stock Portfolio
      2001                                                 600.985    11.350093           6,821        1.25%      0.75%      0.32%

Total
      2002                                                                         $  1,648,422
                                                                                   ============
      2001                                                                         $  1,672,267
                                                                                   ============

(1) Since merger date of May 1, 2002.

                                  USL VL-R-25

PricewaterhouseCoopers [LOGO]

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

                        Report of Independent Accountants

To the Stockholder and Board of Directors of The United States Life Insurance Company in the City of New York:


In our opinion, the accompanying balance sheet and the related statement of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------

Houston, Texas
February 13, 2003

                          [LETTERHEAD OF ERNST & YOUNG]

                         Report of Independent Auditors

Board of Directors and Stockholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying consolidated balance sheet of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American International Group, Inc.) as of December 31, 2001, and the related consolidated statement of income, shareholder's equity, comprehensive income, and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The United States Life Insurance Company in the City of New York and subsidiaries at December 31, 2001, and the consolidated results of their operations and their cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the consolidated financial statements, in 2001, the Company changed its method of accounting for derivatives and its investments in certain purchased and retained interests in securitized financial assets

/s/ ERNST & YOUNG LLP
---------------------

New York, New York
March 29, 2002, except footnote 1 as to which the date is December 31, 2002

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                                                       December 31
                                                                                                  Restated
                                                                               2002                 2001
                                                                         ------------------------------------
                                                                                    (In Thousands)
 Assets
 Investments:
    Fixed maturity securities, at fair value (amortized cost
       $2,473,510 in 2002 and $2,393,450 in 2001)                        $     2,635,405      $     2,455,869
    Equity securities, at fair value (cost - $727 in 2002 and
       2001)                                                                         669                  652
    Mortgage loans on real estate, net of allowance
       ($598 in 2002 and 2001)                                                   130,954              127,746
    Policy loans                                                                 190,463              190,394
    Other long-term investments                                                   24,573               26,284
    Short-term investments, at cost                                              127,917              137,537
                                                                         ------------------------------------
 Total investments                                                             3,109,981            2,938,482

 Cash                                                                             13,578               13,374
 Note receivable - affiliate                                                     117,000              117,000
 Indebtedness from affiliates                                                      1,244                6,164
 Accrued investment income                                                        42,721               41,982
 Accounts and premiums receivable                                                 88,625               88,887
 Reinsurance recoverable - paid losses                                            15,950               13,730
 Reinsurance recoverable - unpaid losses                                         811,532              729,190
 Deferred policy acquisition costs                                               152,727              201,770
 Property and equipment                                                            3,077                3,923
 Assets held in separate accounts                                                  1,994                2,261
 Other assets                                                                     28,101               26,655
                                                                         ------------------------------------
 Total assets                                                            $     4,386,530      $     4,183,418
                                                                         ====================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                                                   December 31
                                                                                               Restated
                                                                               2002              2001
                                                                          -------------------------------
                                                                                 (In Thousands)
 Liabilities and shareholder's equity
 Liabilities:
    Future policy benefits
         Life and Annuity                                                 $    2,571,336      $ 2,467,743
         Accident & Health                                                       512,216          500,473
    Other policy claims and benefits payable                                     136,432          106,116
    Other policyholders' funds                                                   150,316          139,332
    Federal income taxes                                                           1,822          (35,251)
    Indebtedness to affiliates                                                    11,347            8,472
    Reinsurance payable                                                           79,507           76,452
    Liabilities held in separate accounts                                          1,994            2,261
    Other liabilities                                                            283,349          277,601
                                                                          -------------------------------
 Total liabilities                                                             3,748,319        3,543,199
                                                                          -------------------------------

 Shareholder's equity:
    Common stock, $2 par value, 1,980,658 shares authorized, issued,
       and outstanding                                                             3,961            3,961
    Additional paid-in capital                                                    56,629           56,629
    Accumulated other comprehensive income                                        56,675           13,565
    Retained earnings                                                            520,946          566,064
                                                                          -------------------------------
 Total shareholder's equity                                                      638,211          640,219
                                                                          -------------------------------
 Total liabilities and shareholder's equity                               $    4,386,530      $ 4,183,418
                                                                          ===============================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                               Year ended December 31
                                                            ----------------------------
                                                                                Restated
                                                               2002               2001
                                                            ----------------------------
                                                                   (in Thousands)
 Revenues:
    Premiums and other considerations                       $  271,687         $ 240,970
    Net investment income                                      216,382           210,676
    Net realized investment losses                             (23,233)           (3,799)
    Other                                                       11,319            11,607
                                                            ----------------------------
 Total revenues                                                476,155           459,454
                                                            ----------------------------

 Benefits and expenses:
    Death and other benefits                                   278,385           272,464
    Operating costs and expenses                               130,874           117,397
    Restructuring and related charges                                -            13,271
                                                            ----------------------------
 Total benefits and expenses                                   409,259           403,132
                                                            ----------------------------

 Income before income taxes and cumulative effect of
 accounting changes                                             66,896            56,322
 Income tax expense                                             21,114            20,137
                                                            ----------------------------

 Income before cumulative effect of accounting
 changes                                                        45,782            36,185
 Cumulative effect of accounting change,
 net of tax                                                          -            (1,638)
                                                            ----------------------------
 Net income                                                 $   45,782         $  34,547
                                                            ============================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                             Year ended December
                                                        ------------------------------
                                                                            Restated
                                                            2002              2001
                                                        ------------------------------
                                                                (In Thousands)
 Net income                                             $     45,782      $     34,547
                                                        ------------------------------

 Other comprehensive income:

    Change in unrealized gains, net of
       reclassifications                                      66,324            19,808
    Deferred tax expense                                     (23,214)           (6,932)
                                                        ------------------------------

    Change in net unrealized gains                            43,110            12,876
                                                        ------------------------------

 Comprehensive income                                   $     88,892      $     47,423
                                                        ==============================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                               Year ended December
                                                        --------------------------------
                                                                             Restated
                                                             2002              2001
                                                        --------------------------------
                                                                 (In Thousands)
 Common stock:
    Balance at beginning of year                        $        3,961    $        3,961
    Change during year                                               -                 -
                                                        --------------------------------
 Balance at end of year                                          3,961             3,961
                                                        --------------------------------

 Additional paid-in capital:
    Balance at beginning of year                                56,629            56,629
    Change during year                                               -                 -
                                                        --------------------------------
 Balance at end of year                                         56,629            56,629
                                                        --------------------------------

 Accumulated other comprehensive income:
    Balance at beginning of year                                13,565               689
    Change in unrealized gains on securities                    43,110            12,876
                                                        --------------------------------
 Balance at end of year                                         56,675            13,565
                                                        --------------------------------

 Retained earnings:
    Balance at beginning of year                               566,064           547,517
    Net income                                                  45,782            34,547
    Dividends paid                                             (90,900)          (16,000)
                                                        --------------------------------
 Balance at end of year                                        520,946           566,064
                                                        --------------------------------
 Total shareholder's equity                             $      638,211    $      640,219
                                                        ================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                              Year ended December
                                                                    --------------------------------------
                                                                                               Restated
                                                                           2002                  2001
                                                                    --------------------------------------
                                                                                (In Thousands)
Operating activities
Net income                                                          $         45,782      $         34,547
Adjustments to reconcile net income to net cash
   (used in) provided by operating activities:
      Change in accounts and premiums receivable                             (38,477)               (2,280)
      Change in future policy benefits                                         8,819                54,907
      Amortization of policy acquisition costs                                48,285                38,165
      Policy acquisition costs deferred                                      (36,100)              (48,353)
      Change in other policyholders' funds                                     9,146                (7,509)
      Provision for deferred income tax expense                                8,280                (7,394)
      Depreciation                                                               737                 1,925
      Amortization                                                           (12,174)               (3,244)
      Change in indebtedness to/from affiliates                                7,795                 1,275
      Change in reinsurance balances                                         (81,517)              (72,526)
      Net loss on sale of investments                                         23,233                 3,799
      Other, net                                                              29,195                (2,050)
                                                                    --------------------------------------
Net cash (used in) provided by operating activities                           13,004                (8,738)
                                                                    --------------------------------------

Investing activities
Purchases of investments and loans made                                   (2,633,525)           (3,780,126)
Sales or maturities of investments and receipts from repayment of
   loans                                                                   2,592,563             3,816,196
Note from affiliate                                                                -              (117,000)
Sales and purchases of property, equipment, and
   software, net                                                                (108)               (1,254)
                                                                    --------------------------------------
Net cash used in investing activities                                        (41,070)              (82,184)
                                                                    --------------------------------------

Financing activities
Policyholder account deposits                                                230,072               238,261
Policyholder account withdrawals                                            (110,902)             (142,409)
Dividends paid                                                               (90,900)              (16,000)
                                                                    --------------------------------------
Net cash provided by financing activities                                     28,270                79,852
                                                                    --------------------------------------

(Decrease) increase in cash                                                      204               (11,070)
Cash at beginning of year                                                     13,374                24,444
                                                                    --------------------------------------
Cash at end of year                                                 $         13,578      $         13,374
                                                                    ======================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                          Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, American General Life Insurance Company of New York ("AG New York"), an affiliated entity, merged with and into the Company. The merger has been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying financial statements as of December 31, 2002 and 2001 (restated) reflect the combined financial position, operating results and cash flows of the Company and AG New York.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance. The individual life and annuity products include universal life, variable universal life, level term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.


The consolidated financial statements include the accounts of the Company and AG New York after the elimination of significant inter-company transactions. Certain items in the prior year financial statements have been reclassified to conform to the current year presentation. The reclassifications have no effect on the Company's shareholder's equity or net income.

        The United States Life Insurance Company in the City of New York

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2002 and 2001. Unrealized gains and losses are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments consist of interest-bearing cash accounts and money market instruments and are carried at cost, which approximates fair value.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

Other Long-Term Investments

Other long-term investments consist of limited partnerships. The Company records partnerships in which it holds greater than a 5% interest at their equity value. If the Company's interest is 5% or less, the investment is recorded at cost.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The prospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

       The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains

Realized investment gains (losses) are recognized using the specific-identification method.

2.4 Deferred Policy Acquisition Costs ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with individual, interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with other individual insurance contracts and all group business is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse.

2.5 Premium Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4).

Premiums for group business are earned over the contract term. The portion of group premiums that is not earned at the end of a reporting period is recorded as unearned premium. The Company estimates and accrues group premiums due but not yet collected.

       The United States Life Insurance Company in the City of New York

2.6 Policy and Contract Claims Reserves

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.25% to 13% at December 31, 2002 and 2001.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis. The Company records its unearned premium reserves as a component of future policy benefits.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.4%.

2.6 Policy and Contract Claims Reserves

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

2.7 Reinsurance

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

       The United States Life Insurance Company in the City of New York

2.8 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.7 million and $4.5 million in 2002 and 2001, respectively.

2.9 Income Taxes

For the year ended December 31, 2002 and the period from August 30, 2001 to December 31, 2001, the Company filed a consolidated federal income tax return with AGC Life Insurance Company and its life insurance subsidiaries. The Company and AGC have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than it would have paid if it had filed a separate return. Additionally, AGC Life will reimburse the Company for tax benefits arising out of any of its net operating losses that are utilized by the consolidated group.

The Company filed a stand-alone federal income tax return for the period from January 1, 2001 through August 29, 2001.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2002.

2.10 Changes in Accounting and Reporting Standards

In January 2001, the Emerging Issues Task Force (EITF) issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transaction provisions of EITF 99-20, the Company recorded in its income statement for 2001 a cumulative effect of an accounting change adjustment loss of $1.6 million ($2.5 million before tax).

        The United States Life Insurance Company in the City of New York

2.10 Changes in Accounting and Reporting Standards (continued)

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" (FAS 142). FAS 142 requires the Company to discontinue the amortization of goodwill in its statements of income. FAS 142 also requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently, if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two step process prescribed in

FAS 142, whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. FAS 142 also required the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of change in accounting principles. The adoption of FAS 142 did not have any effect on the Company's financial condition or results of operations during 2002.

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that, for guarantees within its scope that are issued or amended after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be established and recognized through earnings. FIN 45 also requires additional disclosures in the financial statements starting with the Company's 2002 year-end financial statements. The adoption of FIN 45 did not have any effect on the Company's financial condition or results of operations during 2002.

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity ("VIE") if it has: (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.

        The United States Life Insurance Company in the City of New York

2.10 Changes in Accounting and Reporting Standards (continued)

The provisions of FIN 46 are required to be applied to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that it acquired before February 1, 2003, FIN 46 applies to the fiscal quarter ended September 30, 2003. For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and non-controlling interest of the VIE would initially be measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The Company is evaluating the effect of adopting FIN 46 but does not believe that it will have a material effect on its financial condition.

2.11 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains, and deposits and withdrawals related to Separate Accounts are excluded from the Company's financial statements. The assets of each account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value.

       The United States Life Insurance Company in the City of New York

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                                             Restated
                                                              2002             2001
                                                           ---------------------------
                                                                 (In Thousands)
 Investment income:
    Fixed maturities                                       $ 191,811         $ 189,265
    Equity securities                                             53                49
    Mortgage loans on real estate                             10,090            10,123
    Policy loans                                              12,525            13,014
    Other long-term investments                                  (26)             (211)
    Short-term investments                                     3,168             9,990
    Investment income from affiliates                          2,730              (306)
                                                           ---------------------------
 Gross investment income                                     220,351           221,924
 Investment expenses                                           3,969            11,248
                                                           ---------------------------
 Net investment income                                     $ 216,382         $ 210,676
                                                           ===========================

3.2 Investment Gains and Losses

The net realized gains (losses) by type of investment are summarized below:

                                                                            Restated
                                                            2002              2001
                                                        ------------------------------
 Realized gains (losses) on investments:                       (In Thousands)
 Fixed maturities:
    Gross gains                                         $     18,371      $     11,871
    Gross losses                                             (36,335)          (15,204)
    DPAC                                                      (4,375)              122
                                                        ------------------------------
 Total fixed maturities                                      (22,339)           (3,211)
 Other investments                                              (894)             (588)
                                                        ------------------------------
 Net realized investment gains (losses)                 $    (23,233)     $     (3,799)
                                                        ==============================

During 2002 and 2001, the Company's realized losses included write-downs of $19.9 million and $744 thousand, respectively, for certain available for sale fixed maturity investments that experienced declines deemed to be other than temporary.

        The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2002 and 2001 were as follows:

                                                            Gross        Gross
                                           Amortized      Unrealized   Unrealized      Fair
                                              Cost          Gain          Loss         Value
                                       --------------------------------------------------------
December 31, 2002                                           (In Thousands)
Fixed maturity securities:
   Corporate securities:
      Investment-grade                 $   1,441,863   $  134,911   $   (21,428)   $ 1,555,346
      Below investment-grade                 406,680       21,962       (28,405)       400,237
   Mortgage-backed securities*               454,561       35,434        (1,697)       488,298
   U.S. government obligations               141,595       17,274             -        158,869
   Foreign governments                        20,479        2,009             -         22,488
   State and political subdivisions            8,332        1,835             -         10,167
                                       ---------------------------------------------------------
Total fixed maturity securities        $   2,473,510   $  213,425   $   (51,530)   $ 2,635,405
                                       =========================================================
Equity securities                      $         727   $       55   $      (113)   $       669
                                       =========================================================

                                                              Gross          Gross
                                               Amortized    Unrealized     Unrealized      Fair
                                                 Cost         Gain            Loss         Value
                                           --------------------------------------------------------
December 31, 2001 - Restated                                    (In Thousands)
Fixed maturity securities:
   Corporate securities:
      Investment-grade                     $   1,667,653   $  78,734     $ (16,435)   $  1,729,952
      Below investment-grade                     150,547       1,930       (18,785)        133,692
   Mortgage-backed securities*                   390,384      12,060        (5,828)        396,616
   U.S. government obligations                   142,719      11,194          (917)        152,996
   Foreign governments                            24,682         138           (92)         24,728
   State and political subdivisions               17,465       4,238        (3,818)         17,885
                                           -------------------------------------------------------
Total fixed maturity securities            $   2,393,450   $ 108,294     $ (45,875)   $  2,455,869
                                           =======================================================
Equity securities                          $         727   $      34     $    (109)   $        652
                                           =======================================================

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2002 and 2001.

        The United States Life Insurance Company in the City of New York

3. Investments (continued)

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                          Restated
                                                2002        2001
                                            ----------------------
                                                  (In Thousands)

 Gross unrealized gains                     $  213,480  $  108,328
 Gross unrealized losses                       (51,643)    (45,984)
 DPAC and other fair value adjustments         (74,642)    (41,475)
 Deferred federal income taxes                 (30,520)     (7,304)
                                            ----------------------
 Net unrealized gains on securities         $   56,675  $   13,565
                                            ======================


The contractual maturities of fixed maturity securities at December 31, 2002 were as follows:

                                                       2002
                                          -----------------------------
                                           Amortized         Market
                                             Cost            Value
                                          -----------------------------
                                                  (In Thousands)
 Fixed maturity securities,
   excluding mortgage-
   backed securities:
       Due in one year or less            $    82,585      $    84,035
       Due after one year through
        five years                            373,677          397,208
       Due after five years through
        ten years                             585,521          618,225
       Due after ten years                    977,166        1,047,639
 Mortgage-backed securities                   454,561          488,298
                                          ----------------------------
 Total fixed maturity securities          $ 2,473,510      $ 2,635,405
                                          ============================

        The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $1.1 billion and $2.0 billion during 2002 and 2001, respectively.

3.4 Collateralized Mortgage Obligations (CMOs)

CMOs are primarily U.S. Government and Government agency backed and triple A-rated securities. The Company's CMO investments, which had an aggregate market value of $294 million as of December 31, 2002, are included in mortgage-backed securities. These investments are readily marketable, and the Company did not hold any derivative (high risk) CMO securities as of December 31, 2002 or 2001.

At December 31, 2002, the gross weighted average coupon of the CMO portfolio was 6.38%, and the gross weighted average remaining life was approximately 25.0 years.

4. Deferred Policy Acquisition Costs

The balance of DPAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                                              Restated
                                                             2002               2001
                                                         -----------------------------
                                                                (In Thousands)
Balance at January 1                                       $ 201,770        $ 224,424
Capitalization                                                36,100           48,353
Amortization                                                 (48,285)         (39,145)
Effect of unrealized gains and losses on securities          (32,483)         (31,984)
Effect of realized gains and losses                           (4,375)             122
                                                         ----------------------------
Balance at December 31                                     $ 152,727        $ 201,770
                                                         ============================

        The United States Life Insurance Company in the City of New York

5. Federal Income Taxes

5.1 Tax Liabilities

Income tax liabilities were as follows:

                                                                  December 31
                                                                            Restated
                                                            2002              2001
                                                         ---------------------------
                                                                  (In Thousands)

 Current tax (recoverable) payable                       $  4,413         $  (3,061)
 Deferred tax (assets) liabilities, applicable to:
 Net income                                               (33,111)          (39,494)
 Net unrealized investment gains (losses)                  30,520)            7,304
                                                         --------------------------
 Total net deferred tax (assets)                           (2,591           (32,190)
                                                         --------------------------
 Total current and deferred tax (assets) liabilities     $  1,822         $ (35,251)
                                                         ==========================

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                                       Restated
                                                       2002              2001
                                                    ---------------------------
                                                          (In Thousands)

 Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                  $  8,775         $  29,148
 Basis differential of investments                    48,257            22,911
 Other                                                17,126             1,688
                                                    --------------------------
 Total deferred tax liabilities                       74,158            53,747

 Deferred tax assets applicable to:
 Policy reserves                                     (83,385)          (77,930)
 Other                                                 6,636            (8,007)
                                                    --------------------------
 Total deferred tax assets                           (76,749)          (85,937)
                                                    --------------------------
 Net deferred tax (assets) liabilities              $ (2,591)        $ (32,190)
                                                    ==========================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $42.4 million at December 31, 2002 and 2001. At current corporate rates, the maximum amount of tax on such income is approximately $14.8 million. Deferred taxes on these accumulations are not required because no distributions are expected.

        The United States Life Insurance Company in the City of New York

5.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                                Restated
                                                      2002        2001
                                                -------------------------
                                                     (In Thousands)

 Current tax expense                                $ 14,733     $ 27,103
 Deferred tax (benefit) expense:
 Deferred policy acquisition cost                      2,923       (4,706)
 Policy reserves                                       2,155        3,344
 Basis differential of investments                    (7,908)      (2,573)
 Other, net                                            9,211       (3,031)
                                                -------------------------
 Total deferred tax (benefit) expense                  6,381       (6,966)
                                                -------------------------
 Income tax expense                                 $ 21,114     $ 20,137
                                                =========================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                                  Restated
                                                       2002          2001
                                                     ---------------------
                                                         (In Thousands)

 Income tax at statutory percentage of GAAP pretax
 income                                              $ 23,414     $ 19,713
 Tax-exempt investment income                              (6)         (16)
 Other                                                 (2,294)         440
                                                     ---------------------
 Income tax expense                                  $ 21,114     $ 20,137
                                                     =====================

The other balance relates primarily to the reduction of certain tax liabilities that were recorded for prior years following the completion of the tax examinations discussed in Note 5.4.

        The United States Life Insurance Company in the City of New York

5.3 Taxes Paid

Income taxes paid amounted to approximately $7.3 million and $25.6 million in 2002 and 2001, respectively.

5.4 Tax Return Examinations

The Internal Revenue Service ("IRS") has completed examinations of the Company's income tax returns through the taxable year ended December 31, 1999. The results of this examination did not materially differ from amounts anticipated by the Company and recorded in the financial statements. The Company has not been contacted by the IRS regarding examinations of taxable years beginning after December 31, 1999.

6. Transactions With Affiliates

On December 27, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $117 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on December 27, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

The Company periodically borrows funds from American General Corporation under an inter-company short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 2002 and 2001, no amounts were outstanding under the borrowing agreement.

The Company is party to various cost sharing agreements with its affiliates. During 2002 and 2001, the Company was charged $111.7 million and $62.9 million, respectively, for expenses incurred by affiliates on its behalf. During the same periods, the Company received reimbursements of $1.6 million and $9.2 million, respectively, for services that it provided on behalf of its affiliates. In addition, the Company transferred a liability to an affiliate during 2001 and reduced operating expenses by $3.0 million to match the services to be provided by the affiliate.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 13.

        The United States Life Insurance Company in the City of New York

7. Accident and Health Reserves

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                                        Restated
                                                               2002       2001
                                                             -------------------
 Balance as of January 1, net of reinsurance recoverable     $ 16,191   $ 17,384
                                                             -------------------
 Add: Incurred losses (1)                                      16,518     18,449
                                                             -------------------

 Deduct: Paid losses related to:
 Current year                                                   6,520      8,169
 Prior years                                                    6,567     11,473
                                                             -------------------
 Total paid losses                                             13,087     19,642
                                                             -------------------
 Balance as of December 31, net of reinsurance recoverable     19,622     16,191

 Reinsurance recoverable                                       40,040     31,595
                                                             -------------------

 Balance as of December 31, gross of reinsurance recoverable $ 59,662   $ 47,786
                                                             ===================

(1) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

8. Benefit Plans

For the year ended December 31, 2001, substantially all of the Company's employees were covered under benefit plans sponsored by American General Corporation, including a qualified defined benefit pension plan and contributory life, medical and dental postretirement benefit plans. The amount incurred under these plans during 2001 were not material to the Company's financial position or results of operations. Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's

        The United States Life Insurance Company in the City of New York

U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents and managers. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.75% per year and shares of AIG stock. As of December 31, 2002 and 2001, the liabilities associated with this plan were $18.4 million and $18.0 million, respectively.

9. Fair Value of Financial Instruments

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                                                    Restated
                                                2002                  2001
                                         ---------------------------------------
                                          Fair     Carrying     Fair    Carrying
                                         Value      Amount     Value    Amount
                                         ---------------------------------------
                                           (In Millions)         (In Millions)
 Assets:
  Fixed maturity and equity securities   $2,636    $  2,636    $2,457   $  2,457
  Mortgage loans on real estate          $  151    $    131    $  133   $    128
  Policy loans                           $  213    $    190    $  205   $    190
  Short term investments                 $  128    $    128    $  137   $    137
 Liabilities:
  Insurance investment contracts         $  666    $    676    $  685   $    701

        The United States Life Insurance Company in the City of New York

Fixed Maturity and Equity Securities

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Insurance Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

10. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2002 or 2001.

Effective January 1, 2001, the Codification of Statutory Accounting Principles ("Codification") guidance replaced the Accounting Practices and Procedures manual as the primary guidance on statutory accounting. The NYSID requires companies to prepare their statutory-basis financial statements in accordance with Codification, except where it conflicts with provisions of the New York Insurance Law. As a result of adopting Codification, the Company recorded a $3.0 million gain to policyholders' surplus relating to the cumulative effect of accounting principle changes as of January 1, 2001. Although the NYSID initially chose not to adopt the provisions of Codification that relate to the recording of deferred tax

        The United States Life Insurance Company in the City of New York assets, they decided to do so in 2002. Therefore, the company recorded an additional gain to surplus of $47.8 million as of December 31, 2002.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                               Restated
                                                2002             2001
                                            -----------------------------
                                                   (In Thousands)

Statutory net income for the year           $  57,897           $  34,298
Statutory surplus at year-end               $ 297,078           $ 282,213

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company paid $90.9 million and $16.0 million in dividends to AGC Life in 2002 and 2001, respectively. The amounts paid in 2002 represented extraordinary dividends, for which the Company received the necessary approval from the New York Insurance Department.

As of December 31, 2002 and 2001, the Company held fixed maturity securities with a carrying value of $152 million and $147 million, respectively, to satisfy the requirements of various state insurance departments.

        The United States Life Insurance Company in the City of New York

11. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

             Year ended      Gross Rent      Sublease        Net Rent
             December 31      Expense         Rentals         Expense
         --------------------------------------------------------------
                                          (In Thousands)

              2003            $ 5,265         $ 2,650         $ 2,615
              2004              2,378           2,621            (243)
              2005              2,261           2,620            (359)
              2006              2,128           2,620            (492)
                            -------------------------------------------
                 Total        $12,032         $10,511         $ 1,521
                            ===========================================

Net rent expense incurred in 2002 and 2001 was $4.1 million and $4.4 million, respectively.

12. Contingencies

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract was a quota share reinsurance agreement with Superior National Insurance Group, Inc. and its affiliates (collectively, "Superior National"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

Through the arbitration with Superior National, the Company plans to fully pursue all remedies. Although management believes, based on the advice of counsel, that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and

        The United States Life Insurance Company in the City of New York claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

13. Reinsurance

Effective January 1, 2002, the Company entered into an agreement with third party reinsurers that limits its exposure on individual life business for any single insured to $2.5 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. During 2001, the Company paid $15 million to AGAC due to a change in reserve estimate.

        The United States Life Insurance Company in the City of New York

The effect of reinsurance transactions on group and individual premiums and life insurance in force for the years ended December 31, 2002 and 2001 is presented below:

                                                               Restated
                                                    2002          2001
                                                  ----------------------
                                                      (In Thousands)

 Individual Life and Annuity Premiums

 Direct Premiums                                  $255,433     $ 235,796
 Assumed Premiums                                       19            26
 Ceded Premiums:
    Affiliated Reinsurers                             (333)         (929)
    Un-affiliated Reinsurers                       (57,392)      (53,322)
                                                  ----------------------
 Net Premiums                                     $197,727     $ 181,571
                                                  ======================

                                                               Restated
                                                    2002          2001
                                                  ----------------------
                                                      (In Thousands)
 Group Life and A&H Premiums

 Direct Premiums                                  $570,107     $ 549,349
 Assumed Premiums                                    8,135        14,673
 Ceded Premiums:
    Affiliated Reinsurers                         (454,925)     (444,568)
    Un-affiliated Reinsurers                       (49,357)      (60,055)
                                                  ----------------------
 Net Premiums                                     $ 73,960     $  59,399
                                                  ======================

                                                               Restated
                                                    2002          2001
                                                  ----------------------
                                                       (In Millions)
 Life Insurance in Force

 Direct in Force                                  $106,555     $  85,635
 Assumed in Force                                        2             2
 Ceded in Force                                    (75,987)      (56,311)
                                                  ----------------------
 Net in Force                                     $ 30,570     $  29,326
                                                  ======================

        The United States Life Insurance Company in the City of New York

For the years ended December 31, 2002 and 2001, reinsurance recoveries reduced death and other benefits by $404 million and $359 million, respectively.

Reinsurance recoverable on paid and unpaid losses included $636 million and $521 million due from affiliates as of December 31, 2002 and 2001, respectively. In addition, reinsurance payable included amounts due to affiliates of $71 million and $68 million as of December 31, 2002 and 2001, respectively.

14. Restructuring and Related Charges

In connection with AIG's acquisition of American General Corporation, the Company recognized restructuring and related charges totaling $13.3 million during the fourth quarter of 2001. These charges related primarily to software impairments and the write-down of certain balances resulting from the Company's adoption of AIG's existing accounting policies and methodologies. No additional charges were recorded during 2002.

                              FINANCIAL STATEMENTS

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

        The United States Life Insurance Company in the City of New York

                              Financial Statements

                  Years ended December 31, 2001, 2000 and 1999

                                    CONTENTS

Report of Independent Auditors..................   F-1

Audited Financial Statements

Balance Sheets..................................   F-2
Statements of Income............................   F-4
Statements of Comprehensive Income..............   F-5
Statements of Shareholder's Equity..............   F-6
Statements of Cash Flows........................   F-7
Notes to Financial Statements...................   F-8


                         [LETTERHEAD OF ERNST & YOUNG]


                        Report of Independent Auditors

Board of Directors and Shareholder
The United States Life Insurance Company in the City of New York

We have audited the accompanying balance sheets of The United States Life Insurance Company in the City of New York (an indirectly wholly owned subsidiary of American International Group, Inc.) as of December 31, 2001 and 2000, and the related statements of income, comprehensive income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


March 29, 2002

                                                /s/ Ernst & Young LLP

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                             DECEMBER 31
                                                         2001           2000
                                                 ------------------------------
                                                          (In Thousands)
ASSETS
Investments:
 Fixed maturity securities, at fair value
  (amortized cost - $1,701,326 in 2001 and
  $1,807,155 in 2000)                                 $1,743,012     $1,811,628

 Equity securities, at fair value (cost - $673
  in 2001 and $673 in 2000)                                  632            719

 Mortgage loans on real estate                           122,813        122,806
 Policy loans                                             77,710         77,871
 Other long-term investments                              21,006         20,145
 Short-term investments                                  130,223         65,815
                                                 ------------------------------

Total investments                                      2,095,396      2,098,984

Cash                                                      11,113         13,099
Note receivable - affiliate                              117,000              -
Indebtedness from affiliates                               4,684          3,946
Accrued investment income                                 29,915         33,079
Accounts and premiums receivable                          84,255         93,236
Reinsurance recoverable - paid losses                     11,690         10,367
Reinsurance recoverable - unpaid losses                  679,930        641,880
Deferred policy acquisition costs                        140,999        144,320
Property and equipment                                     3,656          4,422
Assets held in separate accounts                           2,261          1,880
Other assets                                              25,430         25,164
                                                 ------------------------------
Total assets                                          $3,206,329     $3,070,377
                                                 ==============================



See accompanying notes.

                                                             DECEMBER 31
                                                         2001            2000
                                                  -------------------------------
                                                           (In Thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits
      Life and Annuity                                $1,724,114      $1,641,586
      Accident & Health                                  498,070         430,575
 Other policy claims and benefits payable                100,636         106,105
 Other policyholders' funds                               98,932         107,440
 Federal income taxes                                    (34,976)        (36,818)
 Indebtedness to affiliates                                5,954           2,791
 Reinsurance payable                                      76,335         108,425
 Liabilities held in separate accounts                     2,261           1,880
 Other liabilities                                       253,769         250,269
                                                 -------------------------------
Total liabilities                                      2,725,095       2,612,253
                                                 -------------------------------

Shareholder's equity:
 Common stock, $2 par value, 1,980,658 shares
  authorized, issued, and outstanding                      3,961           3,961
 Additional paid-in capital                                8,361           8,361
 Accumulated other comprehensive income                   10,067          (2,437)
 Retained earnings                                       458,845         448,239
                                                 -------------------------------
Total shareholder's equity                               481,234         458,124
                                                 -------------------------------
Total liabilities and shareholder's equity            $3,206,329      $3,070,377
                                                 ===============================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                   YEAR ENDED DECEMBER 31
                                            2001            2000            1999
                                     -----------------------------------------------
                                                       (In Thousands)
Revenues:
 Premiums and other considerations          $191,275        $212,295        $205,554
 Net investment income                       147,451         154,094         164,163
 Net realized investment gains
  (losses)                                     1,120          (4,601)          4,689
 Other                                         7,886           7,259           6,330
                                     -----------------------------------------------
Total revenues                               347,732         369,047         380,736
                                     -----------------------------------------------
Benefits and expenses:
 Benefits                                    203,844         201,107         203,967
 Operating costs and expenses                 94,867          87,176         121,840
 Restructuring and related charges            12,187               -               -
                                     -----------------------------------------------
Total benefits and expenses                  310,898         288,283         325,807
                                     -----------------------------------------------

Income before income taxes and
 cumulative effect of accounting
 changes                                      36,834          80,764          54,929
Income tax expense                            12,590          28,185          19,167
                                     -----------------------------------------------

Income before cumulative effect of
 accounting changes                           24,244          52,579          35,762
Cumulative effect of accounting
 changes, net of tax                          (1,638)              -               -
                                     -----------------------------------------------
Net income                                  $ 22,606        $ 52,579        $ 35,762
                                     ===============================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                    YEAR ENDED DECEMBER 31
                                             2001            2000            1999
                                     -----------------------------------------------
                                                       (In Thousands)
Net income                                  $ 22,606         $52,579       $  35,762
                                     -----------------------------------------------
Other comprehensive income (loss):

 Gross change in unrealized gains
  (losses)                                    35,367          18,668        (162,179)
 Deferred policy acquisition costs           (17,368)         (6,471)         61,197
 Tax expense (benefit)                         6,299           4,269         (35,345)
                                     -----------------------------------------------
       Net gain (loss)                        11,700           7,928         (65,637)
                                     -----------------------------------------------
Less:
 (Losses) gains realized in net
  income                                      (1,359)         (8,158)          5,321
 Deferred policy acquisition costs               122           4,235          (4,289)
 Tax (benefit) expense                          (433)         (1,373)            360
                                     -----------------------------------------------
       Net (loss) gain                          (804)         (2,550)            672
                                     -----------------------------------------------

 Change in net unrealized gains
  (losses)                                    12,504          10,478         (66,309)
                                     -----------------------------------------------
Comprehensive income (loss)                 $ 35,110         $63,057       $ (30,547)
                                     ===============================================



See accompanying notes.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                   YEAR ENDED DECEMBER 31
                                           2001            2000            1999
                                     -----------------------------------------------
                                                       (In Thousands)
Common stock:
 Balance at beginning of year               $  3,961        $  3,961        $  3,961
 Change during year                                -               -               -
                                     -----------------------------------------------
Balance at end of year                         3,961           3,961           3,961
                                     -----------------------------------------------
Additional paid-in capital:
 Balance at beginning of year                  8,361           8,361           8,361
 Change during year                                -               -               -
                                     -----------------------------------------------
Balance at end of year                         8,361           8,361           8,361
                                     -----------------------------------------------
Accumulated other comprehensive
 income:
 Balance at beginning of year                 (2,437)        (12,915)         53,394
 Change in unrealized gains (losses)
  on securities                               12,504          10,478         (66,309)
                                     -----------------------------------------------
Balance at end of year                        10,067          (2,437)        (12,915)
                                     -----------------------------------------------
Retained earnings:
 Balance at beginning of year                448,239         395,660         457,898
 Net income                                   22,606          52,579          35,762
 Dividends paid                              (12,000)              -         (98,000)
Balance at end of year                       458,845         448,239         395,660
                                     -----------------------------------------------
Total shareholder's equity                  $481,234        $458,124        $395,067
                                     ===============================================

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                         YEAR ENDED DECEMBER 31
                                                          2001                   2000                   1999
                                                --------------------------------------------------------------------
                                                                            (In Thousands)

OPERATING ACTIVITIES
Net income (loss)                                          $    22,606            $    52,579            $    35,762
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
   Change in accounts and premiums receivable                   (3,429)                14,093                138,588
   Change in future policy benefits                             61,157                 13,357                (52,714)
   Amortization of policy acquisition costs                     31,729                 37,553                 44,123
   Policy acquisition costs deferred                           (46,756)               (41,658)               (31,030)
   Change in other policyholders' funds                         (8,908)                (3,033)                 5,927
   Provision for deferred income tax expense                    (8,398)                 8,139                  2,495
   Depreciation                                                  1,892                  1,713                  1,294
   Amortization                                                   (554)                (4,754)                (4,858)
   Change in indebtedness to/from affiliates                     2,425                 (1,553)                 5,382
   Change in reinsurance balances                              (71,463)               (37,368)                 4,668
   Net (gain) loss on sale of investments                       (1,242)                   366                 (4,689)
   Other, net                                                    7,713                (11,869)               (21,051)
                                                --------------------------------------------------------------------
Net cash (used in) provided by operating
 activities                                                    (13,228)                27,565                123,897
                                                --------------------------------------------------------------------

INVESTING ACTIVITIES
Purchases of investments and loans made                     (3,398,818)            (5,983,061)            (4,284,385)
Sales or maturities of investments and receipts
 from repayment of loans                                     3,451,096              5,964,176              4,286,356

Note from affiliate                                           (117,000)                     -                      -
Sales and purchases of property, equipment, and
software, net                                                     (902)                (1,779)                (1,290)
                                                --------------------------------------------------------------------
Net cash (used in) provided by investing
 activities                                                    (65,624)               (20,664)                   681
                                                --------------------------------------------------------------------

FINANCING ACTIVITIES
Policyholder account deposits                                  187,742                170,698                138,580
Policyholder account withdrawals                               (98,876)              (173,071)              (161,632)
Dividends paid                                                 (12,000)                     -                (98,000)
                                                --------------------------------------------------------------------
Net cash provided by (used in) financing
 activities                                                     76,866                 (2,373)              (121,052)
                                                --------------------------------------------------------------------

(Decrease) increase in cash                                     (1,986)                 4,528                  3,526
Cash at beginning of year                                       13,099                  8,571                  5,045
                                                --------------------------------------------------------------------
Cash at end of year                                        $    11,113            $    13,099            $     8,571
                                                ====================================================================

There was no interest paid in 2001. Interest paid amounted to approximately $38 thousand and $367 thousand in 2000 and 1999 respectively.

See accompanying notes.

        The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

                               December 31, 2001

NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York (the "Company") is domiciled in the State of New York. The Company is a wholly owned subsidiary of AGC Life Insurance Company. Through the acquisition of American General Corporation by American International Group, Inc. on August 29, 2001, American International Group, Inc. became the ultimate parent of the Company.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance.

The individual life line of business includes universal life, variable universal life, level term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

1. ACCOUNTING POLICIES

1.1 PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Transactions with the parent company and other subsidiaries of the parent company are not eliminated from the financial statements of the Company.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from those estimates.

1.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, endowment, guaranteed renewable term life, universal life, limited payment, and investment contracts. Long-duration

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.2 INSURANCE CONTRACTS (CONTINUED)

contracts generally require the performance of various functions and services over a period of more than one year.

Short-duration contracts include group major medical, dental, term life, AD&D, excess major medical, hospital indemnity and long-term and short-term disability policies. Short-term contracts generally require the performance of various functions and services over a period of one year or less.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

1.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2001 and 2000. Unrealized gains and losses are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

MORTGAGE LOANS

Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.3 INVESTMENTS (CONTINUED)

POLICY LOANS

Policy loans are reported at the unpaid principal balance.

INVESTMENT INCOME

Investment income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The prospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

REALIZED INVESTMENT GAINS

Realized investment gains (losses) are recognized using the specific-identification method.

1.4 DEFERRED POLICY ACQUISITION COSTS ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.5 PREMIUM RECOGNITION

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 1.4). For all other contracts, premiums are recognized when due.

1.6 POLICY AND CONTRACT CLAIMS RESERVES

The Company's insurance and annuity liabilities relate to both long-duration and short-duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

For long-duration contracts reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other long-duration contracts are based on estimates of the cost of future policy benefits. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.25% to 11.25% at December 31, 2001 and 2000.

Short-duration contracts are rated based on attained age and are guaranteed issue and thus not subject to the normal wear-off mortality/morbidity patterns. No policy reserves other than unearned premium reserves are held. The unearned premium reserve is based on gross premium and is calculated on a pro rata basis.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for company experience. The interest rate assumption varies by year of incurral, but averages 6.42%.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

1.7 REINSURANCE

The Company limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.7 REINSURANCE (CONTINUED)

A recoverable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Benefits paid and future policy benefits related to ceded insurance contracts are recorded as reinsurance recoverables. The cost of reinsurance is recognized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

1.8 PARTICIPATING POLICY CONTRACTS

Participating life insurance accounted for approximately 48.5%, 41.6%, and 38.7% of individual life insurance in force at December 31, 2001, 2000 and 1999 respectively.

The portion of earnings allocated to participating policyholders that cannot be expected to inure to shareholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $2.0 million, $2.0 million and $2.2 million in 2001, 2000 and 1999 respectively.

1.9 INCOME TAXES

On June 17, 1997, USLIFE Corporation was acquired by American General Corporation. For 2000 and the period from January 1, 2001 to August 29, 2001, the Company will file a separate federal income tax return.

On August 29, 2001, American General Corporation, was acquired by American International Group, Inc. (AIG). For the period August 30, 2001 to December 31, 2001, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance subsidiaries. The Company participates in a tax sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to the parent company as if the companies filed separate tax returns; and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

        The United States Life Insurance Company in the City of New York

1. ACCOUNTING POLICIES (CONTINUED)

1.9 INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. Changes related to fluctuations in fair value of available-for-sale securities are included in accumulated other comprehensive income in shareholder's equity.

1.10 CHANGES IN ACCOUNTING AND REPORTING STANDARDS

In January 2001, the Emerging Issues Task Force (EITF) issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transaction provisions of EITF 99-20, the Company recorded in its income statement for 2001 a cumulative effect of an accounting change adjustment loss of $1.6 million ($2.5 million before tax).

1.11 SEPARATE ACCOUNT BUSINESS

Separate Accounts are assets and liabilities associated with certain contracts, principally variable universal life and variable annuities; for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

1.12 RECLASSIFICATION

Certain prior year amounts have been reclassified to conform to current year presentation.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS

2.1 INVESTMENT INCOME

Investment income by type of investment was as follows:

                                             2001            2000           1999
                                     ----------------------------------------------
                                                      (In Thousands)
Investment income:
 Fixed maturities                           $134,707        $135,140       $145,074
 Equity securities                                49              49             35
 Mortgage loans on real estate                 9,698           9,270          7,750
 Investment real estate                           73             137            744
 Policy loans                                  5,187           5,196          5,468
 Other long-term investments                    (759)          1,704          2,866
 Short-term investments                        9,592          13,547          8,307
 Investment income from affiliates              (306)            139            370
                                     ----------------------------------------------
Gross investment income                      158,241         165,182        170,614
Investment expenses                           10,790          11,088          6,451
                                     ----------------------------------------------
Net investment income                       $147,451        $154,094       $164,163
                                     ==============================================


2.2 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows:

                                             2001            2000            1999
                                     -----------------------------------------------
                                                       (In Thousands)
Fixed maturities:
 Gross gains                                 $10,044        $  5,714         $14,200
 Gross losses                                 (8,883)        (13,872)         (8,879)
 DPAC                                            122           4,235          (4,289)
                                     -----------------------------------------------
Total fixed maturities                         1,283          (3,923)          1,032
Other investments                               (163)           (678)          3,657
                                     -----------------------------------------------
Net realized investment gains
 (losses)                                    $ 1,120        $ (4,601)        $ 4,689
                                     ===============================================

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value (see Note 1.3). Amortized cost and fair value at December 31, 2001 and 2000 were as follows:

                                                 GROSS           GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                            -------------------------------------------------------------
December 31, 2001                                    (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,181,858        $57,010       $ (8,679)     $1,230,189
   Below investment-grade           103,940          1,356        (13,854)         91,442
 Mortgage-backed securities*        254,051          1,915         (5,290)        250,676
 U.S. government obligations        135,268         10,375           (917)        144,726
 Foreign governments                 23,040            104            (92)         23,052
 State and political                  3,169          3,552         (3,794)          2,927
  subdivisions
                            -------------------------------------------------------------
Total fixed maturity
 securities                      $1,701,326        $74,312       $(32,626)     $1,743,012
                            =============================================================
Equity securities                $      673        $    34       $    (75)     $      632
                            =============================================================

                                                 GROSS          GROSS
                                AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                   COST           GAIN           LOSS           VALUE
                            -------------------------------------------------------------
December 31, 2000                                   (In Thousands)
Fixed maturity securities:
 Corporate securities:
   Investment-grade              $1,360,149        $39,966       $(36,908)     $1,363,207
   Below investment-grade            78,177          1,280        (12,503)         66,954
 Mortgage-backed securities*        191,087          2,471           (453)        193,105
 U.S. government obligations        135,522          7,125              -         142,647
 Foreign governments                 34,487          3,665              -          38,152
 State and political
  subdivisions                        4,640             81              -           4,721
 Redeemable preferred stocks          2,886              -           (251)          2,635
 Derivatives                            207              -              -             207
                            =============================================================
Total fixed maturity
 securities                      $1,807,155        $54,588       $(50,115)     $1,811,628
                            =============================================================
Equity securities                $      673        $    60       $    (14)     $      719
                            =============================================================

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2001 and 2000.

        The United States Life Insurance Company in the City of New York

2. INVESTMENTS (CONTINUED)

2.3 FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                         2001            2000
                                                    ----------------------------
                                                           (In Thousands)
Gross unrealized gains                                  $ 74,346        $ 54,648
Gross unrealized losses                                  (32,701)        (50,129)
DPAC and other fair value adjustments                    (26,157)         (8,267)
Deferred federal income taxes                             (5,421)          1,311
                                                    ----------------------------
Net unrealized gains on securities                      $ 10,067        $ (2,437)
                                                    ============================

The contractual maturities of fixed maturity securities at December 31, 2001 and 2000 were as follows:

                                       2001                          2000
                        ------------------------------------------------------------
                            AMORTIZED        MARKET       AMORTIZED        MARKET
                               COST          VALUE           COST          VALUE
                        ------------------------------------------------------------
                                 (In Thousands)                (In Thousands)
Fixed maturity
 securities, excluding
 mortgage-backed
 securities:
   Due in one year or
    less                     $  138,754     $  141,074     $  123,246     $  124,195
   Due after one year
    through five years          355,250        373,517        500,288        510,238
   Due after five years
    through ten years           346,878        355,211        352,879        344,782
   Due after ten years          606,393        622,534        639,655        639,308
Mortgage-backed
 securities                     254,051        250,676        191,087        193,105
                           -----------------------------------------------------------
Total fixed maturity
 securities                  $1,701,326     $1,743,012     $1,807,155     $1,811,628
                           =========================================================

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $1.8 billion, $873.6 million, and $779.4 million during 2001, 2000, and 1999 respectively.

        The United States Life Insurance Company in the City of New York

2.   INVESTMENTS (CONTINUED)

2.4 INVESTMENT SUMMARY

Investments of the Company were as follows:

                                        DECEMBER 31, 2001                                  DECEMBER 31, 2000
                      ------------------------------------------------------------------------------------------------------
                                                              CARRYING                                           CARRYING
                              COST          FAIR VALUE         AMOUNT            COST          FAIR VALUE         AMOUNT
                      ------------------------------------------------------------------------------------------------------
                                          (In Thousands)                                     (In Thousands)
Fixed maturities:
Bonds:
   United States
    government and
    government
    agencies and
    authorities          $  175,611       $  187,301        $  187,301       $  135,522       $  142,647       $  142,647
   States,
    municipalities,
    and political
    subdivisions              3,169            3,241             3,241            4,640            4,721            4,721
   Foreign governments       23,040           25,364            25,364           34,487           38,152           38,152
   Public utilities         149,009          151,865           151,865          176,848          180,178          180,178
   Mortgage-backed
    securities              254,051          250,676           250,676          191,087          193,105          193,105
   All other
    corporate bonds       1,096,446        1,124,565         1,124,565        1,261,478        1,249,983        1,249,983
 Redeemable preferred
  stocks                          -                -                 -            2,886            2,635            2,635
 Derivatives                      -                -                 -              207              207              207
                          -----------------------------------------------------------------------------------------------
Total fixed maturities    1,701,326        1,743,012         1,743,012        1,807,155        1,811,628        1,811,628

Equity securities:
     Nonredeemable
      preferred stocks          568              587               587              568              574              574
     Common stocks              105               45                45              105              145              145
                          -----------------------------------------------------------------------------------------------
Total fixed
 maturities and
 equity securities        1,701,999       $1,743,644         1,743,644        1,807,828       $1,812,347        1,812,347
                                          ==========                                          ==========

Mortgage loans on
 real estate*               122,813                            122,813          122,806                           122,806
Policy loans                 77,710                             77,710           77,871                            77,871
Other long-term
 investments                 21,006                             21,006           20,145                            20,145
Short-term investments      130,223                            130,223           65,815                            65,815
                          ---------                         ---------------------------                        ----------
Total investments         $2,053,751                        $2,095,396       $2,094,465                        $2,098,984
                          ==========                        ===========================                        ==========

* Amount is net of allowance for losses of $0.6 million at December 31, 2001 and 2000 respectively.

        The United States Life Insurance Company in the City of New York

3. DEFERRED POLICY ACQUISITION COSTS

The balance of DPAC at December 31 and the components of the change reported in operating costs and expenses for the years then ended were as follows:

                                             2001            2000            1999
                                         -------------------------------------------
                                                       (In Thousands)
Balance at January 1                        $144,320        $146,686        $ 98,552
 Capitalization                               46,756          41,658          31,030
 Amortization                                (32,709)        (37,553)        (44,123)
 Effect of unrealized gains and
  losses on securities                       (17,490)        (10,706)         65,486
 Effect of realized gains and losses             122           4,235          (4,289)
 Reinsurance transfer                              -               -              30
                                         -------------------------------------------
Balance at December 31                      $140,999        $144,320        $146,686
                                         ===========================================

4. FEDERAL INCOME TAXES

4.1 TAX LIABILITIES

Income tax liabilities were as follows:

                                                             December 31
                                                         2001            2000
                                                    ----------------------------
                                                           (In Thousands)
Current tax (recoverable) payable                       $   (177)       $ (4,567)
Deferred tax (assets) liabilities, applicable to:
 Net income                                              (40,220)        (30,940)
 Net unrealized investment gains (losses)                  5,421          (1,311)
                                                    ----------------------------
Total net deferred tax (assets)                          (34,799)        (32,251)
                                                    ----------------------------
Total current and deferred tax (assets)
 liabilities                                            $(34,976)       $(36,818)
                                                    ============================

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.1 TAX LIABILITIES (CONTINUED)

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                         2001            2000
                                                    ----------------------------
                                                           (In Thousands)
Deferred tax liabilities applicable to:
 Deferred policy acquisition costs                      $ 20,103        $ 23,224
 Basis differential of investments                        15,220           2,672
 Other                                                    (6,745)         (4,664)
                                                    ----------------------------
Total deferred tax liabilities                            28,578          21,232

Deferred tax assets applicable to:
 Policy reserves                                         (58,437)        (59,441)
 Other                                                    (4,940)          5,958
                                                    ----------------------------
Total deferred tax assets                                (63,377)        (53,483)
                                                    ----------------------------
Net deferred tax (assets) liabilities                   $(34,799)       $(32,251)
                                                    ============================

A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $37.8 million at December 31, 2001 and 2000.

At current corporate rates, the maximum amount of tax on such income is approximately $13.2 million. Deferred taxes on these accumulations are not required because no distributions are expected.

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.2 TAX EXPENSE

Components of income tax expense (benefit) for the years were as follows:

                                              2001            2000            1999
                                        --------------------------------------------
                                                       (In Thousands)
Current tax expense                          $20,988         $20,046         $16,672
Deferred tax (benefit) expense:
 Deferred policy acquisition cost             (3,272)             65           4,412
 Policy reserves                               2,497           2,123          (1,947)
 Basis differential of investments            (3,295)           (799)         (1,070)
 Other, net                                   (4,328)          6,750           1,100
                                            ---------       ---------       ---------
Total deferred tax (benefit) expense          (8,398)          8,139           2,495
                                        --------------------------------------------
Income tax expense                           $12,590         $28,185         $19,167
                                        ============================================

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                2001            2000            1999
                                        --------------------------------------------
                                                       (In Thousands)
Income tax at statutory percentage
 of GAAP pretax income                       $12,892         $28,267         $19,225
Tax-exempt investment income                     (11)           (138)           (131)
Other                                           (291)             56              73
                                        --------------------------------------------
Income tax expense                           $12,590         $28,185         $19,167
                                        ============================================

        The United States Life Insurance Company in the City of New York

4. FEDERAL INCOME TAXES (CONTINUED)

4.3 TAXES PAID

Income taxes paid amounted to approximately $16.6 million, $20.5 million, and $27.0 million in 2001, 2000, and 1999, respectively.

4.4 TAX RETURN EXAMINATIONS

The Internal Revenue Service ("IRS") has completed examinations of the Company's tax returns through 1994. The IRS is currently auditing the 1995 through 1999 tax returns.

5. TRANSACTIONS WITH AFFILIATES

On December 27, 2001, the Company acquired a Senior Promissory Note from AGC in the amount of $117 million. The note, which matures on December 27, 2006, pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

American General Corporation and certain affiliated companies provide services to the Company, principally data processing, investment management, professional and administrative services. During 2001, 2000 and 1999, the Company incurred $51.1 million, $32.5 million and $28.8 million, respectively, for these services. In addition, the Company provides services to certain affiliated companies. During 2001, 2000 and 1999 the Company was reimbursed $9.2 million, $10.0 million and $4.3 million, respectively, for these services. During 2001 and 2000, the Company transferred a liability to an affiliate and reduced operating expenses by $3.0 and $10.5 million, respectively, to match the services to be provided by the affiliate.

The Company periodically borrows funds from the parent company under an intercompany short-term borrowing agreement entered into during 1997. These borrowings are on demand and are unsecured. Interest is charged on the average borrowing based on the commercial paper rate. At December 31, 2001 and 2000, no amounts were outstanding under the borrowing agreement.

Following regulatory approval from the necessary authorities, the Company reinsured 49% of its credit life and credit accident and health business to American General Assurance Company, an affiliate, effective January 1, 1998. Additionally, following regulatory approval from the necessary authorities, the Company also reinsured 49% of its New York and 100% of its non-New York group life (excluding permanent policies), group accident and health, and individual accident and health business to American General Assurance Company effective October 1, 1998. In 2001, the Company paid $15 million to American General Assurance Company due to a change in reserve estimate.

        The United States Life Insurance Company in the City of New York

5. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Amounts recoverable of $521 million and $492 million and amounts payable of $68 million and $101 million, relating to this affiliated reinsurance, are included under the captions "Reinsurance recoverable - unpaid losses" and "Reinsurance payable" in the balance sheets at December 31, 2001 and 2000, respectively.

6. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses for the Company's accident and health coverage is summarized as follows:

                                                           YEAR ENDED DECEMBER 31
                                                       2001           2000           1999
                                                 ------------------------------------------
                                                               (In Thousands)
Balance as of January 1, net of reinsurance
 recoverable                                          $17,384        $20,599        $19,782
                                                 ------------------------------------------
Add: Incurred losses (1)                               18,449         19,626         25,440
                                                 ------------------------------------------
Deduct: Paid losses related to:
 Current year                                           8,169         12,960          9,943
 Prior years                                           11,473          9,881         14,680
                                                 ------------------------------------------
   Total paid losses                                   19,642         22,841         24,623
                                                 ------------------------------------------

Balance as of December 31, net of reinsurance
 recoverable                                           16,191         17,384         20,599
Reinsurance recoverable                                31,595         36,374         45,019
                                                 ------------------------------------------
Balance as of December 31, gross of
 reinsurance recoverable                              $47,786        $53,758        $65,618
                                                 ==========================================

(1) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS

7.1 PENSION PLANS

The Company has non-contributory defined benefit pension plans covering most employees. Pension benefits are based on the participant's compensation and length of credited service.

At December 31, 2001, the plans' assets were invested as follows: (1) 63% in equity mutual funds managed outside the company; (2) 30% in fixed income mutual funds managed by one of American International Group Inc.'s subsidiaries and (3) 7% in American International Group, Inc.'s Common Stock.

The benefit plans have purchased annuity contracts from American International Group Inc.'s subsidiaries to provide approximately $56 million of future annual benefits to certain retirees.

The components of pension expense and underlying assumptions were as follows:

                                             2001             2000            1999
                                          ---------------------------------------------
                                                        (In Thousands)
Service cost (benefits earned)                $    40          $   173         $ 1,050
Interest cost                                   1,505            1,515           2,159
Expected return on plan assets                 (2,136)          (2,241)         (2,864)
Amortization                                     (144)            (323)           (424)
                                             ---------        ---------       ---------
Pension (income)                              $  (735)         $  (876)        $   (79)
                                          ============================================
Discount rate on benefit obligation              7.25%            8.00%           7.75%
Rate of increase in compensation
 levels                                          4.25%            4.50%           4.25%
Expected long-term rate of return on
 plan assets                                    10.35%           10.35%          10.35%

        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.1 PENSION PLANS (CONTINUED)

The Company's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes. The funded status of the plans and the prepaid pension expense included in other assets at December 31 were as follows:

                                                         2001            2000
                                                    ----------------------------
                                                           (In Thousands)
Projected benefit obligation (PBO)                       $20,928         $19,731
Plan assets at fair value                                 18,710          21,636
                                                    ----------------------------
Plan assets at fair value (less than) in excess
 of PBO                                                   (2,218)          1,905
Other unrecognized items, net                              4,411            (591)
                                                    ----------------------------
Prepaid pension expense                                  $ 2,193         $ 1,314
                                                    ============================

The change in PBO was as follows:

                                                          2001            2000
                                                    ----------------------------
                                                           (In Thousands)
PBO at January 1                                         $19,731         $29,314
Service and interest costs                                 1,545           1,688
Benefits paid                                             (1,681)         (1,551)
Actuarial loss (gain)                                      2,385          (2,685)
Transfers and other                                       (1,052)         (7,035)
                                                    ----------------------------
PBO at December 31                                       $20,928         $19,731
                                                    ============================

The change in the fair value of plan assets was as follows:

                                                          2001            2000
                                                    -------------------------------
                                                             (In Thousands)
Fair value of plan assets at January 1                   $21,636         $29,789
Actual return on plan assets                                (921)          1,066
Benefits paid                                             (1,681)         (1,552)
Transfers                                                   (324)         (7,667)
                                                     ---------------------------
Fair value of plan assets at December 31                 $18,710         $21,636
                                                     ===========================

        The United States Life Insurance Company in the City of New York

7. BENEFIT PLANS (CONTINUED)

7.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

The Company has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

The life plans are insured through December 31, 2001. A portion of the retiree medical and dental plans is funded through a voluntary employees' beneficiary association (VEBA); the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the VEBA were invested in readily marketable securities at its most recent balance sheet date.

Postretirement benefit expense (benefit) in 2001, 2000, and 1999 was $(361) thousand, $(585) thousand, and $(574) thousand, respectively. The accrued liability for postretirement benefits was $1.4 million and $2.2 million at December 31, 2001 and 2000, respectively. These liabilities were discounted at the same rates used for the pension plans.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all the Company's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding evaluation of related policyholders liabilities can be misinterpreted.

                                      2001                          2000
                        ------------------------------------------------------------
                               FAIR         CARRYING         FAIR         CARRYING
                              VALUE          AMOUNT         VALUE          AMOUNT
                        ------------------------------------------------------------
                                  (In Millions)                 (In Millions)
Assets:
 Fixed maturity and
  equity securities              $1,744         $1,744         $1,832         $1,832
 Mortgage loans on real
  estate                         $  128         $  123         $  123         $  123
 Policy loans                    $   77         $   78         $   78         $   78
 Short term investments          $  130         $  130         $   66         $   66
Liabilities:
 Insurance investment
  contracts                      $  290         $  310         $  347         $  360

        The United States Life Insurance Company in the City of New York

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used to estimate the fair value of financial instruments:

     FIXED MATURITY AND EQUITY SECURITIES

     Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

     MORTGAGE LOANS ON REAL ESTATE

     Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS

     Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS

     Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the State of New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications by the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 2001, 2000 or 1999.

Policyholder's surplus and net income, as reported to the domiciliary state insurance department in accordance with its prescribed or permitted statutory accounting practices is summarized as follows:

                                             2001           2000           1999
                                     ---------------------------------------------
                                                      (In Thousands)
Statutory net income for the year           $ 15,225       $ 54,623       $ 48,003
Statutory surplus at year-end               $223,168       $226,434       $146,841

Statutory accounting practices require acquisition costs on new business (including commissions and underwriting and issue costs) to be charged to expense when incurred. Regulatory net income includes income (loss) attributed to participating policyholders of ($0.4) million, $2.8 million and $(2.0) million in 2001, 2000 and 1999, respectively. The 2001 loss is primarily due to unfavorable mortality. The 2000 gain is primarily the result of less conservative reserving requirements adopted by New York State. The 1999 loss was primarily a result of higher levels of sales of participating term insurance products. Regulatory equity capital includes capital attributed to participating policyholders of $(35.2) million, $(29.7) million and $(45.4) million at December 31, 2001, 2000 and 1999 respectively. Capital attributed to participating policyholders is not available for payment of dividends to shareholders.

The Company is subject to New York Business Corporation Law, which imposes restrictions on shareholder dividends. The maximum amount of dividends that can be paid by New York domiciled life insurance companies without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company paid $12 million and $98 million in dividends in 2001 and 1999, respectively. The Company did not pay any dividends in 2000.

        The United States Life Insurance Company in the City of New York

9. STATUTORY FINANCIAL INFORMATION; DIVIDEND PAYING CAPABILITY (CONTINUED)

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective January 1, 2001. The State of New York required that insurance companies domiciled in the State of New York prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual - Version Effective January 1, 2001, except where there are conflicts with the provisions of New York Insurance Law, the most significant being deferred taxes.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version Effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the company reported a change of accounting principle, on a statutory basis, as an adjustment that increased unassigned funds (surplus), of $3.8 million as of January 1, 2001.

10. LEASES

The Company has various leases for office space and facilities. At December 31, 2001 the future minimum rental commitments under all of the Company's noncancellable leases were as follows:

          YEAR ENDED               GROSS RENT        SUBLEASE         NET RENT
          DECEMBER 31                EXPENSE         RENTALS          EXPENSE
--------------------------------------------------------------------------------
                                                  (In Thousands)
           2002                         $ 5,082         $ 2,735           $2,347
           2003                           4,925           2,650            2,275
           2004                           2,326           2,621             (295)
           2005                           2,203           2,620             (417)
           2006                           2,074           2,620             (546)
                                   ---------------------------------------------
                    Total               $16,610         $13,246           $3,364
                                   =============================================

Net rent expense incurred in 2001, 2000 and 1999 was $3.3 million, $4.7 million and $4.7 million, respectively.

        The United States Life Insurance Company in the City of New York

11. COMMITMENTS AND CONTINGENCIES

In 1997, prior to the acquisition by American General Corporation, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest workers' compensation contract was a quota share reinsurance agreement with Superior National Insurance Group (Superior National), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believes were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of Superior National's insurance subsidiaries as a result of their financial condition and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

Through the arbitration with Superior National, the Company plans to fully pursue all remedies. Although management believes, based on the advice of counsel, that the Company will succeed in rescinding the contract, risks and uncertainties remain with respect to the ultimate outcome. In the unlikely event the Company does not prevail in the arbitration, management does not expect the additional aftertax losses from the Company's workers' compensation business to exceed $85 million, after recoveries from reinsurers. If the Company does not prevail in the arbitration, American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

The Company had $10.2 million of unfunded commitments for its investments in partnerships at December 31, 2001.

        The United States Life Insurance Company in the City of New York

12. REINSURANCE

Reinsurance recoverable on paid losses was approximately $4.9 million, $5.0 million, and $7.5 million at December 31, 2001, 2000 and 1999, respectively. Reinsurance recoverable on unpaid losses was approximately $31.4 million, $36.4 million, and $84.0 million at December 31, 2001, 2000 and 1999, respectively. The effect of reinsurance on benefits to policyholders and beneficiaries was $334 million, $317 million, and $357 million during 2001, 2000 and 1999, respectively.

The Company participates in several reinsurance pools. These pools are managed and administered by reinsurance intermediaries on behalf of the Company. The pools involved various coverages including life, medical and disability.

Reinsurance transactions for the years ended December 31, 2001, 2000 and 1999 were as follows:

                                                2001                  2000                   1999
                                  -------------------------------------------------------------------
                                                             (In Thousands)
LIFE INSURANCE IN FORCE
      Gross                                  $78,704,399           $73,348,279            $71,277,741
      Assumed                                          -                     -                      -
      Ceded                                   54,654,089            48,226,467             44,938,362
                                  -------------------------------------------------------------------
      Net                                    $24,050,310           $25,121,812            $26,339,379
                                  ===================================================================
LIFE AND ANNUITY PREMIUMS
      Gross                                  $   218,428           $   222,111            $   218,536
      Assumed                                          4                     1                      3
      Ceded                                      151,250               151,919                151,258
                                  -------------------------------------------------------------------
      Net                                    $    67,182           $    70,193            $    67,281
                                  ===================================================================
A&H PREMIUMS
 Written
      Gross                                  $   405,211           $   399,864            $   443,363
      Assumed                                     14,669                13,859                 17,335
      Ceded                                      382,186               360,820                401,656
                                  -------------------------------------------------------------------
      Net                                    $    37,694           $    52,903            $    59,042
                                  ===================================================================
 Earned
      Gross                                  $   393,462           $   391,406            $   437,454
      Assumed                                     14,623                15,040                 17,498
      Ceded                                      372,217               354,235                396,408
                                  -------------------------------------------------------------------
      Net                                    $    35,868           $    52,211            $    58,544
                                  ===================================================================

        The United States Life Insurance Company in the City of New York

13. RESTRUCTURING AND RELATED CHARGES

On August 29, 2001, American General Corporation (AGC), the company's then ultimate parent company, was acquired by American International Group (AIG), a Delaware corporation. In connection with the acquisition, AIG issued approximately 290 million shares of its common stock in exchange for all of the outstanding common stock of AGC based on an exchange ratio of 0.5790 of a share of AIG common stock for each share of AGC common stock. This transaction was accounted for as a pooling of interests by AIG.

In conjunction with the acquisition, the Company recognized restructuring and related charges totaling $12.2 million covering primarily asset impairment charges relating to software and adjustments associated with conforming the company's balances to AIG's existing accounting policies and methodologies.

        The United States Life Insurance Company in the City of New York

14.  SUBSEQUENT EVENT

Effective December 31, 2002, American General Life Insurance Company of New York
(AGNY), an indirect wholly-owned subsidiary of American International Group
(AIG) merged with and into The United States Life Insurance Company in the City of New York (USL), another wholly owned subsidiary of AIG. This merger was affected through American General Life Insurance Company, the parent company of AGNY prior to its merger with USL. AGL paid to its parent, AGC Life Insurance Company, also an indirect wholly-owned subsidiary of AIG, in the form of a dividend its investment in the outstanding shares of AGNY. AGNY was subsequently merged with and into USL, with USL being the surviving corporation.

  * "The Report of Independent Auditors" on page F-1 of the Company Financial Statements has been revised concerning the date and the new footnote No. 14 added above. The new date of The Report of Independent Auditors is March 29, 2002, except footnote 14 as to which the date is December 31, 2002.

                           [ERNST & YOUNG LETTERHEAD]

                         Report of Independent Auditors

Board of Directors
American General Life Insurance Company
of New York

We have audited the accompanying statutory-basis balance sheets of American General Life Insurance Company of New York (the "Company"), as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A, the accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
                                                           Ernst & Young LLP

May 11, 2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                  December 31
                                                             2000            1999
                                                         ----------------------------
Liabilities and capital and surplus
Liabilities:
     Reserve for future policy benefits                  $715,666,088    $719,049,927
     Premium and other deposit liabilities                 37,271,146      38,372,898
     General expenses and other liabilities                26,208,675      22,419,628
     Policy and contract claims payable                     6,281,550       9,013,175
     Dividends payable to policyholders                     2,389,894       2,454,275
     Federal income taxes                                     789,090       2,432,533
     Asset valuation reserve                                7,131,220       7,194,649
     Interest maintenance reserve                           4,746,459       5,448,093
                                                         ----------------------------
Total liabilities excluding separate accounts             800,484,122     806,385,178
Liabilities related to separate accounts                            -         789,011
                                                         ----------------------------
Total liabilities                                         800,484,122     807,174,189

Capital and surplus
     Common stock - par value $200 per share;
         15,000 shares authorized, issued, and
         outstanding                                        3,000,000       3,000,000
     Additional paid-in surplus                            44,210,030      44,210,030
     Group contingency life reserve                            39,590          35,445
     Unassigned deficit                                    (3,711,661)     (4,089,256)
                                                         ----------------------------
Total capital and surplus                                  43,537,959      43,156,219
                                                         ----------------------------
Total liabilities and capital and surplus                $844,022,081    $850,330,408
                                                         ============================

See accompanying notes.

               American General Life Insurance Company of New York

                   Statements of Operations - Statutory-Basis

                                                           Year ended December 31
                                                            2000           1999
                                                        ----------------------------
Revenues
     Premiums and annuity considerations                $ 65,519,866    $ 72,870,015
     Considerations for supplementary contracts            3,348,379       3,635,902
     Net investment income                                61,235,132      60,790,045
     Amortization of interest maintenance reserve            418,653         491,834
     Allowances and reserve adjustments on
         reinsurance ceded net                             4,005,044       7,292,422
     Other income                                          4,332,978       5,049,750
                                                        ----------------------------
Total revenues                                           138,860,052     150,129,968

Benefits and expenses:
     Benefits paid or provided                            95,706,366      94,050,361
     (Decease) increase in policy reserves and
         other deposit funds                              (4,159,665)      5,161,052
     Commissions                                           4,412,535       5,824,738
     General insurance expenses and taxes, other
         than federal income taxes                        13,856,256      18,337,598
     Net transfers (from) to separate accounts              (751,325)         48,156
                                                        ----------------------------
Total benefits and expenses                              109,064,167     123,421,905
                                                        ----------------------------

Net gain from operations before dividends to
     policyholders and federal income taxes               29,795,885      26,708,063
Dividends to policyholders                                 2,311,211       2,188,869
                                                        ----------------------------
Net gain from operations before federal income taxes      27,484,674      24,519,194
Federal income taxes                                       7,435,000       3,868,000
                                                        ----------------------------
Net gain from operations after dividends to
     policyholders and federal income taxes               20,049,674      20,651,194
Net realized capital losses (net of tax benefit) of
     $(331,355) in 2000 and $2,196,006 in 1999,
     and excluding net gains (losses) of $(282,981)
     in 2000 and $3,034,247 in 1999 transferred to
     the interest maintenance reserve                        (48,374)       (838,241)
                                                        ----------------------------
Net income                                              $ 20,001,300    $ 19,812,953
                                                        ============================

See accompanying notes.

             American General Life Insurance Company of New York

         Statements of Changes in Capital and Surplus -- Statutory-Basis

                                                           Year ended December 31
                                                            2000            1999
                                                        -----------------------------
Capital and surplus:
     Balance at beginning of year                       $ 43,156,219    $ 45,608,582
     Net income                                           20,001,300      19,812,953
     Cash dividend to parent                             (19,000,000)    (22,000,003)
     Decrease (increase) in asset valuation reserve           63,429        (289,799)
     Decrease in non-admitted assets                         214,961         477,402
     Change in net unrealized capital gains                 (897,950)       (363,151)
     Decrease in liability for reinsurance in
         unauthorized companies                                    -           2,890
     Increase in reserves due to change in
         valuation basis                                           -         (92,658)
                                                        ----------------------------
Balance at end of year                                  $ 43,537,959    $ 43,156,219
                                                        ============================

               American General Life Insurance Company of New York

                   Statements of Cash Flows - Statutory-Basis

                                                                       Year ended December 31
                                                                       2000             1999
                                                                   ------------------------------
Operating activities
Premiums and annuity considerations received                       $  67,375,114    $  71,314,757
Considerations for supplementary contracts Received                    3,348,379        3,635,902
Allowances and reserve adjustments received on
     reinsurance ceded, net                                            7,117,634        9,230,117
Net investment income received                                        59,149,652       59,500,576
Other income received                                                  4,375,668        5,049,750
Benefits paid                                                        (97,463,378)     (92,946,283)
Commissions, general insurance expenses and
     taxes paid, other than federal income taxes                     (17,631,183)     (24,430,926)
Federal income taxes paid, excluding tax on
     capital gains                                                    (9,078,443)      (1,176,161)
Dividends paid to policyholders                                       (2,389,148)      (2,393,335)
                                                                   ------------------------------
Net cash provided by operating activities                             14,804,295       27,784,397

Investing activities
Proceeds from investments sold, matured, or
     repaid, net of federal income taxes paid on
     capital gains                                                   143,296,050      165,684,512
Cost of investments acquired                                        (123,490,791)    (158,107,540)
Net increase in policy loans                                          (3,681,542)      (6,673,991)
                                                                   ------------------------------
Net cash provided by investing activities                             16,123,717          902,981

Financing activities
Dividend to parent                                                   (19,000,000)     (22,000,000)
Other                                                                 (1,052,669)     (11,153,087)
                                                                   ------------------------------
Net cash used in financing activities                                (20,052,669)     (33,153,087)
                                                                   ------------------------------
Net increase (decrease) in cash and short-term investments            10,875,343       (4,465,709)
Cash and short-term investments at beginning of year                   2,155,701        6,621,410
                                                                   ------------------------------
Cash and short-term investments at end of year                     $  13,031,044    $   2,155,701
                                                                   ==============================

See accompanying notes.

              American General Life Insurance Company of New York

                  Notes to Statutory-Basis Financial Statements

                                December 31, 2000

A. Nature of Operations and Significant Accounting Policies

American General Life Insurance Company of New York (the "Company") is a wholly owned subsidiary of American General Life Insurance Company ("AGL"), which is domiciled in the state of Texas. AGL is wholly owned by AGC Life Insurance Company, which is domiciled in the state of Missouri. American General Corporation ("AGC"), a general business corporation domiciled in the state of Texas, owns all the issued and outstanding stock of AGC Life Insurance Company. The Company has one wholly owned subsidiary, Winchester Agency, Ltd., a life insurance agency.

The Company's ultimate parent, AGC, completed the merger of USLIFE Corporation ("USLIFE") on June 17, 1997. Certain consolidation activities occurred subsequent to the merger, which resulted in the recognition of $ 1,391,798 and $1,288,648 in restructuring charges by the Company in 2000 and 1999, respectively.

The Company is licensed in 50 states and the District of Columbia, with a majority of its business written in the state of New York. The Company's portfolio of insurance products includes universal life, interest-sensitive whole life, traditional life, and fixed annuity contracts marketed to sponsored markets (payroll deduction, credit unions, and government allotment). During 2000 and 1999, business generated through one general agency accounted for approximately 17% and 79%, respectively, of first-year life insurance premiums and 52% and 51%, respectively, of renewal life insurance premiums.

Basis of Presentation

The preparation of financial statements requires management to make estimates and assumptions that affect (1) the reported amounts of assets and liabilities,
(2) disclosures of contingent assets and liabilities, and (3) the reported amounts of revenues and expenses during the reporting periods. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

              American General Life Insurance Company of New York

A. Nature of Operations and Significant Accounting Policies (continued)

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the Insurance Department of the State of New York. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. There were no material permitted practices utilized by the Company in 2000 or 1999.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The State of New York Insurance Department has adopted the provisions of the revised manual except where there are conflicts with the provisions of New York Insurance Laws, the most significant being deferred taxes. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The cumulative effect of the changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual (where applicable) will be reported as an adjustment to surplus as of January 1, 2001. Management believes the impact of these changes to the Company's statutory-basis capital and surplus will not be significant based on current New York Insurance Law.

The prescribed practices used as a basis to prepare the accompanying financial statements of the Company differ in certain respects from accounting principles generally accepted in the United States ("GAAP"). The effects on the financial statements of these variances are not reasonably determinable, but are presumed to be material. The more significant differences from GAAP are as follows:

         Insurance Policy Acquisition Costs

         The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment

              American General Life Insurance Company of New York

A. Nature of Operations and Significant Account Policies (continues)

         products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

         Investments

         Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of other comprehensive income, which is a component of shareholder's equity for those designated as available-for-sale.

         Nonredeemable preferred stocks are reported at cost or amortized cost, if in good standing. If not in good standing, nonredeemable preferred stocks are valued at market or other values furnished by the NAIC. Common stocks are reported at market value. Market values are based on the values prescribed by the securities valuation office of the NAIC. The related unrealized capital gain (loss) is reported in unassigned surplus without any adjustments for federal income taxes. For GAAP, nonredeemable preferred stock and common stock are designated as trading or available-for-sale and are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income, which is a component of shareholder's equity for those designated as available-for-sale.

         Nonadmitted Assets

         Certain assets designated as "nonadmitted" assets, principally receivables, and furniture and equipment, are excluded from the balance sheets and changes therein are charged directly to unassigned surplus.

              American General Life Insurance Company of New York

         A. Nature of Operations and Significant Accounting Policies (continued)

         Asset Valuation Reserve and interest Maintenance Reserve

         As prescribed by the NAIC, the Company reports an Asset Valuation Reserve ("AVR"). The AVR is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. Under GAAP, valuation allowances are provided when there has been a decline in value deemed other than temporary; the provision for such declines are charged to earnings.

         As also prescribed by the NAIC, the Company reports an Interest Maintenance Reserve ("TMR"), which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed-income investments, principally bonds, and mortgage loans. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands. Under GAAP, realized gains and losses would be reported in the income statement on a pre-tax basis in the period that the asset giving rise to the gain or loss is sold.

         Subsidiary

         The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company, as required under GAAP.

         Policy Reserves

         Policy reserves are provided based on assumptions and methods prescribed by insurance regulatory authorities rather than on expected mortality, morbidity, interest, and withdrawal assumptions deemed appropriate by the Company, as required under GAAP.

         Federal income Taxes

         Federal income taxes are provided based on estimated liabilities for taxes incurred. Under GAAP, deferred income taxes are also provided for differences between book and tax basis of assets and liabilities.

              American General Life Insurance Company of New York

         Recognition of Premium Revenues

         Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

         Under GAAP, most receipts of premiums for interest-sensitive life insurance policies and annuities are classified as deposits instead of revenue. GAAP-basis revenues for these contracts consist of mortality, expense, and surrender charges assessed against the account balance.

         Reinsurance

         A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to earnings.

         Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves, rather than as assets, as required under GAAP.

         Commissions allowed by reinsurers on business ceded are reported as income when received, rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

         Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting, whereas such contracts are accounted for using deposit accounting under GAAP.

         Guaranty Fund Assessments

         Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. Under GAAP, future assessments that are probable and estimable are also accrued.

               American General Life Insurance Company of New York

A. Nature of Operations and Significant Accounting Policies (continued)

         Policyholder Dividends

         Policyholder dividends are recognized when declared rather than over the terms of the related policies, as required under GAAP.

Other significant accounting policies are as follows:

Investments

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the scientific method. Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Changes in estimated cash flows from original assumptions are accounted for using the retrospective method.

Redeemable preferred stocks are reported at cost or amortized cost; and nonredeemable preferred stocks are reported at cost or amortized cost if in good standing, and at market or other NAIC-prescribed values if not in good standing. Common stocks are reported at market value, as prescribed by the NAIC.

Policy loans are reported at unpaid principal balances. Mortgage loans are reported at unpaid principal balances less an allowance for impairment.

Security transactions are accounted for on the date the order to buy or sell is executed.

Interest earned on fixed-maturity securities, mortgage loans, and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Dividends are recorded as income on the ex-dividend dates.

Realized capital gains and losses are recognized using the specific-identification method. Net realized capital gains and losses in excess of amounts transferred to the IMR are credited or charged directly to net income, while net unrealized capital gains and losses are recorded as adjustments of unassigned surplus.

               American General Life Insurance Company of New York

Derivative Financial Instruments

The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

Policy Reserves

The Company computes ordinary business policy reserves using the Modified Preliminary Term, Net Level Premium, Commissioners' Reserve Valuation, and New Jersey Standard Valuation methods. Generally, the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables with interest rates ranging from 2% to 6% are utilized. Annuities are valued using primarily the 1971 Individual, 1983a Individual, 2000"a" Individual, 2000 Annuity Individual, 1951 Group, 1971 Group, 1983 and 1994 Group Annuity Mortality Tables with interest assumptions ranging from 2.5% to 11.0%. Additional minimum reserves are calculated on policies with a guaranteed gross premium less than the net premium based on minimum reserve requirements of the laws of the State of New York. Additional premiums are charged for substandard lives. Mean substandard reserves are determined by computing the regular mean reserve for the plan and holding in addition a factor times the extra premium charge for the year. The factor varies by duration and type of plan and is based on appropriate multiples of standard rates of mortality. Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves which include fund accumulations, for which tabular interest and tabular cost have been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

               American General Life Insurance Company of New York

Policy and Contract Claims

Policy and contract claims represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are excluded from the statements of income and cash flows. However, separate account mortality and expense risk charges are included in other income. During 2000, the Company ceased offering the deferred variable annuities formerly held within the Company's separate accounts. As of December 31, 2000, all of the previously held variable annuity contracts were surrendered, leaving no remaining assets in the Company's separate accounts, and the amounts were transferred into the Company's general account. The activity is shown in the "Net transfers to (from) separate accounts" line of the Statement of Operations.

               American General Life Insurance Company of New York

B.  Investments

Fixed-Maturity Securities

The statement value and NAIC market value of fixed-maturity securities by type at December 31, 2000 and 1999 were as follows (in 000s):

                                                                       Gross              Gross             NAIC
                                                  Statement          Unrealized        Unrealized          Market
                                                    Value               Gain              Loss             Value
                                              ------------------------------------------------------------------------
December 31, 2000
Bonds:
     U.S. Government Obligations                   $  7,358              $  196                 -         $  7,554
     State and political subdivisions                 5,799                  25                 -            5,824
     Mortgage-backed securities                     147,974                   -                 -          147,974
     Public Utilities                                62,329                 224              (747)          61,806
     All other corporate                            453,976               4,429           (13,326)         445,079
                                              ------------------------------------------------------------------------
Total                                              $677,436              $4,874          $(14,073)        $668,237
                                              ========================================================================
                                                                       Gross              Gross             NAIC
                                                  Statement          Unrealized        Unrealized          Market
                                                    Value               Gain              Loss             Value
                                              ------------------------------------------------------------------------
December 31, 1999
Bonds:
     U.S. Government Obligations                   $ 16,708              $  413          $    (29)        $ 17,092
     State and political subdivisions                 5,799                   9                 -            5,808
     Mortgage-backed securities                     143,459                   -                 -          143,459
     Public Utilities                                69,438                  71            (1,195)          68,314
     All other corporate                            458,926               3,224           (17,025)         445,125
                                              ------------------------------------------------------------------------
Total                                              $694,330              $3,717          $(18,249)        $679,798
                                              ========================================================================

               American General Life Insurance Company of New York

NAIC market values generally represent quoted market values for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2000 and 1999, the NAIC market values of investments in bonds includes $377,910,898 and $373,007,987, respectively, of bonds that were valued at amortized cost.

Fixed-maturity securities are not intended to be sold in the normal course of business and are usually held until maturity. Therefore, the presentation of fair values for fixed maturity securities without a corresponding revaluation of related policyholder liabilities can be misinterpreted, and care should be exercised in drawing conclusions from such data.

The contractual maturity of fixed-maturity securities at December 31, 2000 were as follows (in 000s):

                                                                     NAIC
                                                Statement           Market
                                                  Value              Value
                                            ------------------------------------
Due in one year or less                          $ 14,712          $ 14,743
Due after one year through five years              99,479           100,061
Due after five years through ten years            100,978            98,341
Due after ten years                               314,293           307,118
Mortgage-backed securities                        147,974           147,974
                                            ------------------------------------
                                                 $677,436          $668,237
                                            ====================================

Actual maturity may differ from contractual maturity, as borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

Proceeds from sales and redemptions of fixed-maturity securities were $141,955,022 and $156,940,180 during 2000 and 1999, respectively. Gross gains of $2,857,351 and $5,467,776, and gross losses of $3,287,633 and $800,022, were realized on those sales during 2000 and 1999, respectively.

              American General Life Insurance Company of New York

At December 31, 2000, the Company held unrated or below-investment-grade corporate bonds of $ 37,316,776 with an aggregate fair value of $ 32,831,370. Those holdings amounted to 5.51% of the Company's investments in bonds and 4.42% of the Company's total admitted assets. The holdings of below-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

The Company has fixed-maturity investments on deposit with various state insurance departments to satisfy regulatory requirements. These investments had an amortized cost of $1,534,066 and $1,487,479 at December 31, 2000 and 1999, respectively.

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows (in 000s):

                                            Gross            Gross
                                         Unrealized       Unrealized      Fair
                              Cost          Gains           Losses        Value
                            ----------------------------------------------------
December 31, 2000
Preferred stocks              $5,279       $      -            $ -       $5,279
Common Stock                      58            271              -          329
                            ----------------------------------------------------
Total                         $5,337       $    271            $ -       $5,608
                            ====================================================

December 31, 1999
Preferred stocks              $5,279       $      -            $ -       $5,279
Common stocks                     58            261              -          319
                            ----------------------------------------------------
Total                         $5,337       $    261            $ -       $5,598
                            ====================================================

              American General Life Insurance Company of New York

Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. The Company requires collateral on all real estate loans based upon management's credit assessment of the borrower. Non-performing mortgage loans are defined as the outstanding balance of loans 60 days or more past due, mortgage loans in the process of foreclosure, and commercial loans whose original terms have been modified. There were no non-performing mortgage loans at December 31, 2000. As of December 31, 2000, the mortgage loan portfolio was distributed as follows (in 000s):

                                       Outstanding       % of
                                         Amount          Total      Fair Value
                                      -----------------------------------------
Geographic distribution:
  South Atlantic                         $2,667           51%           $2,695
  West South Central                      2,525           49             2,644
                                      -----------------------------------------
Total                                    $5,192          100%           $5,339
                                      =========================================

Property type:
  Retail                                 $2,525           49%           $2,644
  Industrial                              2,667           51             2,695
                                      -----------------------------------------
Total                                    $5,192          100%           $5,339
                                      =========================================

Fair values for mortgage loans were estimated using discounted cash flow analysis. Cash flows were based upon contractual maturities, with the discount rates being based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based upon property type. Loans with similar characteristics were aggregated for the calculations. Assumptions regarding future economic activity have been made in estimating the fair value. Future economic activity may deviate from the assumptions. Care should be exercised in drawing conclusions based on the estimated fair value at the end of a year, since the Company usually holds its mortgage loans until maturity.

              American General Life Insurance Company of New York

At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. The Company purchased no new mortgage loans in 2000. At December 31, 2000, the Company had no investments in mortgage loans subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Policy Loans

The fair value of policy loans at December 31, 2000 was $136,029,506. The fair value was estimated using discounted cash flow analysis assumptions, incorporating market rates. Loans with aggregated for the calculations.

Investment Income

Major categories of the Company's net investment income are summarized as follows (in 000s):

                                                       Year ended December 31
                                                       2000              1999
                                                     ---------------------------
Investment income:
   Bonds                                              $54,506            $54,481
   Preferred stocks                                       475                230
   Mortgage loans on real estate                          459                548
   Policy loans                                         7,742              7,201
   Short-term investments and cash                        595                396
   Other invested assets                                    -                627
   Miscellaneous investment income                          4                 13
                                                     ---------------------------
Gross investment income                                63,781             63,496
Less investment expenses                                2,546              2,706
                                                     ---------------------------
Net investment income                                 $61,235            $60,790
                                                     ===========================

              American General Life Insurance Company of New York

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows (in 000s):

                                                                 Year ended December 31
                                                                 2000              1999
                                                              ----------------------------
Realized capital (loss) gains                                      $(435)          $ 3,921
Less federal income taxes on tax-basis realized
   capital loss (gains) before effect of transfer
   to IMR                                                            104            (1,725)
                                                              ----------------------------
                                                                    (331)            1,196
Less amount transferred to IMR                                       283            (3,034)
                                                              ----------------------------
Net realized capital losses                                        $ (48)          $  (838)
                                                              ============================

C. Non-admitted Assets

The following assets are considered non-admitted assets and their values are excluded from the statutory-basis financial statements (in 000s):

                                                                                  Changes
                                                                               (Increase) or
                                                       2000          1999         Decrease
                                                   -----------------------------------------
Other assets:
   Agent's balances (net)                             $    624      $    172      $   (452)
   Bills receivable                                         38            58            20
   Furniture and equipment                                 123           154            31
                                                    ----------------------------------------
                                                           785           384          (401)
Other than invested assets:
   Security deposits                                         5             5             -
   Computer software                                       352           529           177
                                                    ----------------------------------------
                                                           357           534           177
   Agents' credit balances                                 138           577           439
                                                    ----------------------------------------
Total non-admitted assets and related
   items                                              $  1,280      $  1,495      $    215
                                                    ========================================

               American General Life Insurance Company of New York

D. Annuity Reserves

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                        Amount                   %
                                                                ------------------------------------------
Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                   $ 19,642,551               10.12%
     At book value, less surrender charge of 5% or more               10,913,334                5.62%
                                                                ------------------------------------------
Total with adjustment                                                 30,555,885               15.74%
Subject to discretionary withdrawal (without
adjustment) at book value with minimal or no charge
  or adjustment                                                      120,237,873               61.95%
Not subject to discretionary withdrawal                               43,302,424               22.31%
                                                                ------------------------------------------
Total annuity reserves and deposit fund liabilities  before
  reinsurance                                                        194,096,182              100.00%
                                                                                      ====================
Less reinsurance ceded                                                 2,598,172
                                                                ---------------------
Net annuity reserves and deposit fund liabilities                   $191,498,010
                                                                =====================

The tabular interest, tabular less actual reserve released, and tabular costs have all been computed in accordance with the regulations of the State of New York.

E. Fair Value of Investment Contracts

Investment contracts are long-duration contracts that do not subject the insurer to significant risks arising from policyholder mortality or morbidity. The majority of the Company's annuity products are considered investment contracts.

               American General Life Insurance Company of New York

The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts at December 31 are as follows (in 000s):

                                         Carrying Value                      Fair Value
                                     2000              1999            2000             1999
                                  --------------------------------------------------------------
Investment contracts                $103,849          $120,646        $101,685         $115,491

Fair values were estimated using cash flows discounted at market interest rates. Assumptions regarding future economic activity have been made in estimating fair value. Care should be exercised in drawing conclusions based on the estimated fair value of insurance investment contracts, since the liabilities are scheduled to mature over a number of years.

F. Federal Income Taxes

The Company and its subsidiary, together with certain other subsidiaries of AGC, are included in a life/non-life consolidated tax return with AGC. The Company participates in a tax-sharing agreement with other companies included in the consolidated tax return. Under this agreement, tax payments are made to AGC as if the companies filed separate tax returns, and companies incurring operating and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

In 2000, the Company incurred $7,331,000 in federal income taxes, of which $7,435,000 was related to operations and $104,000 was related to net realized tax-basis capital losses.

               American General Life Insurance Company of New York

A reconciliation of the statutory tax rate to the Company's effective tax rate on operations follows (in 000s):

                                                                   Year ended December 31
                                                             2000                              1999
                                             ----------------------------------------------------------------

Tax at statutory tax rate                      $ 9,620             35.0%         $ 8,582              35.0%
Sec. 848 (DAC Tax)                                 151              0.5              243               1.0
Change in deferred and uncollected
  premiums                                         605              2.2             (561)             (2.3)
Reserve adjustments                             (1,254)            (4.6)            (206)             (0.8)
Adjustment of prior period tax
 liability                                          24              0.1              117               0.5
Investment accruals and deductions              (1,232)            (4.5)            (820)             (3.4)
Market conduct                                    (302)            (1.1)          (3,472)            (14.3)
Other                                             (177)            (0.6)             (15)              0.3
                                             ----------------------------------------------------------------
                                               $ 7,435             27.0%         $ 3,868              16.0%
                                             ================================================================

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account." In the event that those amounts are distributed to the Company's shareholder, or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 2000 was $4,572,448. Management does not intend to take actions nor does management expect any events to occur that would cause income taxes to become payable on that amount.

AGC and the majority of its subsidiaries file a consolidated federal income tax return. The Internal Revenue Service has completed examinations of the Company's tax returns through 1992 and is currently examining the Company's tax returns for 1993 through 1999. Although the final outcome of any issues raised is uncertain, we believe that the ultimate liability, including interest, will not exceed amounts recorded in the financial statements.

               American General Life Insurance Company of New York

G. Reinsurance

The Company is routinely involved in reinsurance transactions covering all lines of business to help reduce the loss on any insured. The Company limits its exposure to loss on any single insured to $350,000 by ceding additional risks through reinsurance contracts with other insurers. The Company diversifies its risk of exposure to reinsurance loss by using several reinsurers that have strong claims-paying ability ratings. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

Reinsurance premiums were as follows (in 000s):

                                                 Year ended December 31
                                            2000                     1999
                                   ---------------------------------------------
Assumed premiums                           $   246                 $    31
Ceded premiums                             $19,740                 $21,196

Reserve credits for reinsurance ceded reduced the reserve for future policy benefits by $45,262,679 and $47,476,770 for the years ended December 31, 2000 and 1999, respectively. Reserves related to reinsurance assumed amounted to $9,174,390 and $11,184,783 at December 31, 2000 and 1999, respectively.

Policy and contract claim liabilities were reduced for reinsurance ceded by $2,151,281 and $1,847,021 in 2000 and 1999, respectively. Claim liabilities related to reinsurance assumed amounted to $81,689 and $67,870 at December 31, 2000 and 1999, respectively.

Benefits paid or provided for reinsurance ceded totaled $6,178,979 and $10,754,496 in 2000 and 1999, respectively.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $-0- at December 31, 2000 and 1999.

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2000, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was greater than 0.9% of the Company's surplus.

               American General Life Insurance Company of New York

In 2000 and 1999, the Company did not commute any ceded reinsurance, nor did it enter into or engage in any agreement that reinsures policies or contracts that were in force or had existing reserves as of the effective date of such agreements.

No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

H. Benefit Plans

Substantially all employees of the Company are covered under noncontributory, defined-benefit pension plans of AGC. Pension benefits are based on the participant's average monthly compensation and length of credited service. The Company's funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The Company uses the projected unit credit method to compute pension expense.

Equity and fixed maturity securities were 65% and 28%, respectively, of the plans' assets at the plans' most recent balance sheet date. Additionally, 6% of plan assets was invested in common stock and 1% in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts.

               American General Life Insurance Company of New York

  The components of pension expense and underlying assumptions were as follows:

                                                   2000              1999
                                              ----------------------------------
                                                       (In Thousands)

Service cost                                   $       12        $      51
Interest cost                                         349              336
Expected return on plan assets                       (481)            (509)
Recognized actuarial loss                              11                -
Amortization                                          (58)             (67)
                                              ----------------------------------
Pension income                                 $     (167)       $    (189)
                                              ==================================

Discount rate on benefit obligation                  8.00%           7.75%
Rate of increase in compensation                     4.50%           4.25%
Expected long-term rate of return on plan assets    10.35%          10.35%

  The funded status of the plans and the prepaid pension expense in other assets at December 31, 2000 and 1999 were as follows:

                                                   2000              1999
                                              ----------------------------------
                                                       (In Thousands)

Projected benefit obligation (PBO)             $    4,541        $    4,402
Plan assets at fair value                           4,676             5,461
                                              ----------------------------------
Plan assets at fair value in excess of PBO            135             1,059
Other unrecognized items, net                         593              (441)
                                              ----------------------------------
Prepaid pension expense                        $      728        $      618
                                              ==================================

               American General Life Insurance Company of New York

  The change in PBO was as follows:

                                                   2000              1999
                                              ----------------------------------
                                                           (In Thousands)
PBO at January 1                               $    4,402         $   17,774
Service and interests costs                           361                387
Benefits paid                                        (331)              (349)
Actuarial loss (gain)                                 529             (2,836)
Amendments, transfers, and acquisitions              (420)           (10,574)
                                              ----------------------------------
PBO at December 31                             $    4,541         $    4,402
                                              ==================================

  The change in the fair value of plan assets was as follows:

                                                    2000              1999
                                              ----------------------------------
                                                          (In Thousands)

Fair value of plan assets as January 1         $     5,461        $   15,679
Actual return on plan assets                           238               804
Benefits paid                                         (331)             (349)
Acquisitions and other                                (692)          (10,673)
                                              ----------------------------------
Fair value of plan assets at December 31       $     4,676        $    5,461
                                              ==================================

  Substantially all employees of American General Corporation and certain of its subsidiaries are eligible to participate in a qualified contribution plan. Employees with 30 days of service, and non-salaried employees who have completed one thousand hours of service in one service year and have attained age twenty-one are also eligible to participate. Employees who elect to participate may contribute from one to sixteen percent of their base pay. Effective January 1, 1999, the Company's contributions are based on the safe harbor matching formula provisions of the Internal Revenue Code, which is a rate of 100% on the first 3% of employee contributions and an additional 50% on the next 3% of employee contributions. At December 31, 2000, the fair value of plan assets was approximately $565 million.

              American General Life Insurance Company of New York

The Company has an Incentive Savings Plan for which substantially all employees are eligible, and a stock options plan for senior management.

Under the Stock Option Plan, options may be granted for a total of 8,691,335 shares of the Parent Company's common stock. Option prices must be at least 100% of the fair market value of the common stock on the date of grant. Stock options were granted during the years 1991-2000.

As of December 31, 2000, 12,262,987 shares of the Parent Company's common stock were subject to options granted under the Stock Option Plan with option prices ranging from $18.7188 to $81.4688. During 2000, options for 2,513,380 shares of the Parent Company's common stock became exercisable under the plan, with option prices ranging from $32.0000 to $80.1875. During this year, 874,104 shares of the Parent Company's common stock were exercised under options subject to the Stock Option Plan with option prices ranging from $18.7188 to $72.3125 and the fair market value prices ranging from $55.1250 to $83.0000.

The Company also has an agents defined-contribution money purchase pension plan for its independent field force. The Company does not fund this plan.

In addition to pension benefits, the Company provides life, medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. The Company has reserved the right to change or eliminate these benefits at any time.

SFAS 106, Employer's Accounting for Postretirement Benefits Other Than Pensions, requires accrual of a liability for postretirement benefits other than pensions. In 1993, the Company changed its method of accounting for the costs of its retirees benefit plans to the accrual method, and elected to amortize the transition obligation for retirees and fully eligible or vested employees over 20 years. Amortization of the transition obligation was zero at December 31, 2000 and December 31, 1999.

               American General Life Insurance Company of New York

Net postretirement benefit cost for the year ended December 31, 2000 was $11,582 and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The Company made contributions to the plans of $55,224 and $31,549 in 2000 and 1999, respectively, as claims were incurred.

At December 31, 2000 and December 31, 1999, the unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was ($3,982) and $49,267, respectively. At December 31, 2000, the amount of the postretirement obligation for nonvested employees was $24,318. The discount rate used for 2000 in determining the accumulated postretirement benefit obligation was 7.0% and the healthcare cost trend rate was 7.5%, graded to 5.0% over 8 years.

I. Capital and Surplus

On January 1, 1993, the NAIC adopted a Risk-Based Capital ("RBC") formula that can be used to evaluate the adequacy of life insurance companies' statutory capital and surplus. Calculations at December 31, 2000, using the RBC formula, indicate the Company's level of capitalization exceeds regulatory requirements.

The maximum amount of dividends that can be paid by New York domiciled life insurance companies without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of (1) ten percent (10%) of surplus as regards policyholders as of December 31, 2000; or (2) the net gain from operations of such insurer as of December 31, 2000. Dividends are paid as determined by the Board of Directors, and are noncumulative. Dividends paid in 2000 amounted to $19,000,000.

J. Leases

Effective April 1, 1994, the Company extended its lease for eight years for an annual amount of $1,147,414 on the premises occupied in the home office building.

Total rental expense for all leases was $2,288,817 and $2,232,539 in 2000 and 1999, respectively. The future minimum rental commitments for leases as of December 31, 2000 are $1,147,414 per year for 2001 through 2002.

               American General Life Insurance Company of New York

K. Commitments and Contingencies

In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices and a number of these lawsuits have resulted in substantial settlements. On December 16, 1998, American General Corporation announced that certain of its life insurance subsidiaries had entered into agreements to resolve the market conduct class action lawsuits.

In conjunction with the proposed resolution, the Company recorded a charge in 1998 to unassigned surplus in the amount of $17,011,649. The charge covers the cost of policyholder benefits and other anticipated expenses resulting from the proposed resolution, as well as other administrative and legal costs. All settlements were finalized in 1999. The Company's remaining market conduct litigation liabilities were $6.3 million and $7.1 million in 2000 and 1999, respectively.

The Company is a party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

L. Transactions with Affiliates

Various American General companies provide services to the Company, principally data processing, investment advisory and professional services. The Company incurred expenses of approximately $10,201,189 and $11,711,573 for such services in 2000 and 1999, respectively. Accounts payable for such services at December 31, 2000 and 1999 were not material to the Company's financial position.

The annual rent for premises occupied by the Company's home office in Syracuse, New York is $1,147,414.

               American General Life Insurance Company of New York

 Franklin United Life Insurance Company ("FULIC") was merged with and into the Company effective December 31, 1995. FULIC, in the normal course of business, established reinsurance treaties with its former parent, The Franklin Life Insurance Company. One such treaty is a 50% quota share ceded reinsurance agreement for certain group annuity contracts. In addition, FULIC ceded life insurance risks in excess of its retention limit to Franklin. Both treaties are still in effect.

 The Company may borrow funds from AGC under an inter-company short-term borrowing agreement. These borrowings are unsecured. Interest is charged on the average borrowings based on the commercial paper rate. There were no amounts outstanding under the borrowing agreement at December 31, 2000 and 1999.

 M. Participating Policy Contracts

 Participating policy contracts entitle a policyholder to share in earnings through dividend payments. They represented 4.53% and 4.60% of insurance in force at December 31, 2000 and 1999, respectively. Dividends of $2,311,211 and $2,188,869 were paid to policyholders in 2000 and 1999, respectively.

 N. Premium and Annuity Considerations Deferred and Uncollected

 Deferred and uncollected insurance premiums and annuity considerations as of December 31, 2000 were as follows:

                                                                Net of
                                          Gross                Loading
                                ------------------------------------------
Ordinary new business              $      (27,062)        $       (15,449)
Ordinary renewal                        7,871,911               7,056,007
Group life                                920,101                 919,279
Accident and health                        (5,036)                 (5,036)
                                ------------------------------------------
Total                              $    8,759,914         $     7,954,801
                                ==========================================

               American General Life Insurance Company of New York

0. Separate Accounts

During 2000, the Company ceased offering the deferred variable annuities formerly held within the Company's Separate Accounts. As of December 31, 2000, all of the previously held variable annuity contracts were surrendered, leaving no remaining assets in the Company's Separate Accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                                  2000
                                                             -------------------
 Transfers as reported in the Summary of Operations of
    the Separate Accounts Statement:
         Transfers to Separate Accounts                       $           -
         Transfers from Separate Accounts                           751,325
                                                             -------------------
Net Transfers to (from) Separate Accounts                          (751,325)
                                                             -------------------
Transfers as reported in the Summary of Operations of
    the Life, Accident & Health Annual Statement              $    (751,325)
                                                             ===================

P. Subsequent Event

Merger. As previously announced, on March 11, 2001, American General Corporation
(AGC), Prudential plc (Prudential), a public limited company incorporated in England and Wales, and certain wholly owned subsidiaries of Prudential entered into an Agreement and Plan of Merger (the Prudential Agreement). On May 11, 2001, these parties together with American International Group, Inc. (AIG), a Delaware corporation, entered into a Tri-Party Agreement, pursuant to which, among other things, the Prudential Agreement has been terminated. In accordance with the terms of the Prudential Agreement, the company concurrently paid Prudential the $600 million termination fee mandated by that agreement.

On May 11, 2001, AGC, AIG, and a wholly owned subsidiary of AIG entered into an Agreement and Plan of Merger (the AIG Agreement), pursuant to which AGC will become a wholly owned subsidiary of AIG Under the terms of the AIG Agreement, which has been approved by the Boards of Directors of AIG and AGC, AGC shareholders will receive AIG common stock according to an exchange ratio that will be determined based on the 10-day average price of AIG's common stock ending three days prior to closing (the AIG Average Price). This exchange ratio will provide AGC shareholders with AIG common stock valued at $46 per American General share as

               American General Life Insurance Company of New York long as the AIG Average Price is between $76.20 and $84.22. If the AIG Average Price is between $76.20 and $84.22, the exchange ratio will be equal to $46 divided by the AIG Average Price. If the AIG Average Price is equal to or less than $76.20 or equal to or more than $84.22, AGC shareholders will receive
0.6037 or 0.5462 AIG shares, respectively.

The AIG Agreement is subject to various regulatory approvals and other customary conditions, as well as the approval of company shareholders. The transaction is expected to close by year end.

              American General Life Insurance Company of New York

Q. 2002 SUBSEQUENT EVENT (CONTINUED)

Effective December 31, 2002, American General Life Insurance Company of New York
(AGNY), an indirect wholly-owned subsidiary of American International Group
(AIG) merged with and into The United States Life Insurance Company in the City of New York (USL), another wholly owned subsidiary of AIG. This merger was affected through American General Life Insurance Company, the parent company of AGNY prior to its merger with USL. AGL paid to its parent, AGC Life Insurance Company, also an indirect wholly-owned subsidiary of AIG, in the form of a dividend its investment in the outstanding shares of AGNY. AGNY was subsequently merged with and into USL, with USL being the surviving corporation.

  * "The Report of Independent Auditors" on page 1 of the Company's Statutory-Basis Financial Statements has been revised concerning the date and the subsequent event information added above. The new date of The Report of Independent Auditors is "May 11, 2001, except to the additional subsequent event information above as to which the date is December 31, 2002.

                            PART C: OTHER INFORMATION

Item 27.  Exhibits

(a)  Board of Directors Resolution.

     (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

     (2)  Form of Selling Group Agreement. (6)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)  Contracts.

     (1) Specimen form of the "Platinum Investor(SM)" Variable Universal Life Insurance Policy, Form No. 97600N. (3)

(e)  Applications.

     (1) Specimen form of Application for Variable Life Insurance, Form No. USL 9147 Rev1101, and Part B Form No. 3346(Y). (10)

     (2) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. USL 8992-97 0403. (Filed herewith)

     (3) Form of Service Request Form, Form No. USL 8993 REV0403. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

     (2) Copy of the By-laws, as amended May 24, 1994, of The United States Life Insurance Company in the City of New York. (1)

(g)  Reinsurance Contracts. Inapplicable.

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

     (1)(b) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

     (1)(c) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

     (2)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life insurance Company. (4)

     (2)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

     (3)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

     (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

     (4)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

     (5)(a) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

     (5)(b) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

     (5)(c) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

     (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

     (7)(a) Form of Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, SAFECO Resource Series Trust and SAFECO Securities, Inc. (4)

     (7)(b) Form of Amendment No. 2 to Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, SAFECO Resources Series Trust, and SAFECO Securities, Inc. (11)

     (8)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

     (8)(b) Form of Amendment No. 1 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (4)

     (8)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

     (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (10)(a) Form of Participation Agreement Among Ayco Series Trust, Mercer Allied Company L.P. and The United States Life Insurance Company in the City of New York. (5)

     (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

     (12)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

     (12)(b) Form of Amendment No. 1 to Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (7)

     (13)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

     (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

     (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

     (16)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (17)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (18)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (9)

     (19)(a) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (4)

     (20)(a) Form of Administrative Services Agreement between SAFECO Asset Management Company and The United States Life Insurance Company in the City of New York. (9)

     (21)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. dated as of December 1, 1999. (2)

     (22)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc. (4)

     (23)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

     (24)(a) Form of Administrative Services Agreement by and among Ayco Series Trust, The Ayco Company, L.P. and The United States Life Insurance Company in the City of New York. (5)

     (25)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

     (26)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

     (27)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

     (28)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York (5)

     (29)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

     (30)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

     (31)(a) Form of Sub-License Agreement by and between Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

     (32)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (33)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

     (34)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

(i)  Administrative Contracts.

     (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including The United States Life Insurance Company in the City of New York and American General Life Companies. (7)

(j)  Other Material Contracts. None

(k)  Legal Opinion.

     (1) Opinion and Consent of Pauletta P. Cohn, General Counsel, Life Insurance Operations of American General Life Companies. (4)

(l)  Actuarial Opinion.

     (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (4)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Accountants, PricewaterhouseCoopers LLP. (Filed herewith)

     (2)  Consent of Independent Auditors, Ernst & Young LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (8)

--------------------------------------------

(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 3 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 24, 2002.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 15, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

Item 28.  Directors and Officers of the Depositor

                          Positions and Offices with Depositor
Name and Principal        The United States Life Insurance Company in the City of
Business Address          New York
--------------------      -------------------------------------------------------
Rodney O. Martin, Jr.     Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
M. Bernard Aidinoff               Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                    Director, President and Chief Executive Officer
830 Third Avenue
New York, NY 10022

Marion E. Fajen                   Director
5608 N. Waterbury Road
Des Moines, IA 50312

Patrick J. Foley                  Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Cecil C. Gamwell, III             Director
419 West Beach Road
Charlestown, RI 02813

Jack R. Harnes                    Director
70 Pine Street
New York, NY 10270

David L. Herzog                   Director, Chief Financial Officer and Chief Operating Officer
2929 Allen Parkway
Houston, TX 77019

John I. Howell                    Director
Indian Rock Corporation
263 Glenville Road, 2/nd/ Floor
Greenwich, CT 06831

William M. Keeler                 Director and President and Chief Executive Officer
3600 Route 66
Neptune, NJ 07754

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
Nicholas A. O'Kulich              Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                   Director and Chief Administrative Officer
2929 Allen Parkway
Houston, TX 77019

Martin J. Sullivan                Director
70 Pine Street
New York, NY 10270

Thomas L. Booker                  President
2727 Allen Parkway
Houston, TX 77019

James A. Galli                    Executive Vice President
830 Third Avenue
New York, NY 10022

Paul L. Mistretta                 Executive Vice President
2727-A Allen Parkway
Houston, TX 77019

James W. Weakley                  Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden                     Senior Vice President and Administrative Officer
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                  Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein               Senior Vice President and Chief Actuary
2727-A Allen Parkway
Houston, TX 77019

                            Positions and Offices with Depositor
Name and Principal          The United States Life Insurance Company in the City of
Business Address            New York
--------------------        -------------------------------------------------------
Phillip L. Chapman          Senior Vice President
3600 Route 66
Neptune, NJ 07754

Pauletta P. Cohn            Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

William F. Guterding        Senior Vice President and Chief Underwriting Officer
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.      Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Senior Vice President and Co-General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson           Senior Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

William J. Leary            Senior Vice President
3600 Route 66
Neptune, NJ 07754

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash             Senior Vice President
3600 Route 66
Neptune, NJ 07754

Mark R. McGuire             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
Laura W. Milazzo                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi                  Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert D. Stuchiner               Senior Vice President
830 Third Avenue, 7/th/ Floor
New York, NY 10022

Alfred N. Thome                   Senior Vice President
One Woodfield Lake
Schaumburg, IL 60173

Edward F. Bacon                   Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                    Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski               Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen                 Vice President
2727 Allen Parkway
Houston, TX 77019

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
Robert W. Busby                   Vice President
One Woodfield Lake
Schaumburg, IL 60173

Robert W. Chesner                 Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi               Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick              Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Richard L. Gravette               Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer              Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer                    Vice President
1 Chase Manhattan Place
New York, NY 10005

Neal C. Hasty                     Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                    Vice President
1 SunAmerica Center
Los Angeles, CA 90067

S. Douglas Israel                 Vice President
2929 Allen Parkway
Houston, TX 77019

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
Glen D. Keller                    Vice President
2727 Allen Parkway
Houston, TX 77019

Gary J. Kleinman                  Vice President and Real Estate Investment Officer
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel                 Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                     Vice President, Real Estate Investment Officer and
2777 Allen Parkway                Assistant Secretary
Houston, TX 77019

Gordon S. Massie                  Vice President
2929 Allen Parkway
Houston, TX 77019

Terence McSweeney                 Vice President
3600 Route 66
Neptune, NJ 07754

John Oehmke                       Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Deanna D. Osmonson                Vice President and Chief Compliance Officer
2929 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.              Vice President, Real Estate Investment Officer and
2929 Allen Parkway                Assistant Secretary
Houston, TX 77019

                                  Positions and Offices with Depositor
Name and Principal                The United States Life Insurance Company in the City of
Business Address                  New York
--------------------              -------------------------------------------------------
Kirsten M. Pedersen               Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben                Vice President
#1 Franklin Square
Springfield, IL 62713

Kristen Sather                    Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott                  Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh                   Vice President
3600 Route 66
Neptune, NJ 07754

Susan J. Wilhite                  Vice President
One Woodfield Lake
Schaumburg, IL 60173

Elizabeth M. Tuck                 Secretary
70 Pine Street
New York, NY 10270

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-03-003570, filed March 31, 2003.

Item 30.  Indemnification

The United States Life Insurance Company in the City of New York's Bylaws provide in Article XI for indemnification of directors, officers and employees of the Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b)  Management.

Name and Principal                Positions and Offices with Underwriter
 Business Address                 American General Equity Services Corporation
-------------------               --------------------------------------------
Mark R. McGuire                   Director, Chairman, Chief Executive Officer
2727 Allen Parkway                and President
Houston, TX 77019

Thomas B. Jennings                Director
2727 Allen Parkway
Houston, TX 77019

Brandon J. Liang                  Director
2727 Allen Parkway
Houston, TX 77019

Name and Principal                Positions and Offices with Underwriter
 Business Address                 American General Equity Services Corporation
-------------------               --------------------------------------------
Larry Blews                       Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.            Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez               Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck                 Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski            Tax Officer
70 Pine Street
New York, NY 10270

Pauletta P. Cohn                  Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Steven A. Glover                  Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones                   Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                   Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                  Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

Name and Principal                Positions and Offices with Underwriter
 Business Address                 American General Equity Services Corporation
-------------------               --------------------------------------------
T. Clay Spires                    Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

Name of Principal            Net              Compensation        Brokerage      Other
Underwriter                  Underwriting     on Events           Commissions    Compensation
                             Discounts and    Occasioning the
                             Commissions      Deduction of a
                                              Deferred Sales
                                              Load
American General                  0                   0                 0              0
Equity Services
Corporation

Item 32.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 33.  Management Services  Not applicable.


Item 34.  Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2003.

                                       THE UNITED STATES LIFE INSURANCE
                                       COMPANY IN THE CITY OF NEW YORK
                                       SEPARATE ACCOUNT USL VL-R
                                       (Registrant)

                                  BY:  THE UNITED STATES LIFE INSURANCE
                                       COMPANY IN THE CITY OF NEW YORK
                                       (On behalf of the Registrant and itself)




                                  BY:  /s/  ROBERT F. HERBERT, JR.
                                       ---------------------------
                                       Robert F. Herbert, Jr.
                                       Senior Vice President

[SEAL]

ATTEST:  /s/  LAUREN W. JONES
         -----------------------
         Lauren W. Jones
         Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                             Date
---------                           -----                             ----
/s/  RODNEY O. MARTIN, JR.          Director and Chairman         April 28, 2003
--------------------------
Rodney O. Martin, Jr.


/s/  DAVID L. HERZOG                Director and Chief            April 28, 2003
--------------------                Financial Officer
David L. Herzog


/s/  M. BERNARD AIDINOFF            Director                      April 28, 2003
------------------------
M. Bernard Aidinoff


/s/  DAVID J. DIETZ                 Director and Chief            April 28, 2003
-------------------                 Executive Officer
David J. Dietz


/s/  MARION E. FAJEN                Director                      April 28, 2003
--------------------
Marion E. Fajen


/s/  PATRICK J. FOLEY               Director                      April 28, 2003
---------------------
Patrick J. Foley


/s/  CECIL C. GAMWELL III           Director                      April 28, 2003
-------------------------
Cecil C. Gamwell III


/s/  JACK R. HARNES                 Director                      April 28, 2003
-------------------
Jack R. Harnes


/s/  JOHN I. HOWELL                 Director                      April 28, 2003
-------------------
John I. Howell

/s/  WILLIAM M. KEELER              Director                      April 28, 2003
----------------------
William M. Keeler


/s/  NICHOLAS A. O'KULICH           Director                      April 28, 2003
-------------------------
Nicholas A. O'Kulich


/s/  GARY D. REDDICK                Director                      April 28, 2003
--------------------
Gary D. Reddick


/s/  MARTIN J. SULLIVAN             Director                      April 28, 2003
-----------------------
Martin J. Sullivan

                                  EXHIBIT INDEX

Item 27.  Exhibits

     (e)(2) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. USL 8992-97 0403.

     (e)(3)    Form of Service Request Form, Form No. USL 8993 REV0403.

     (n)(1)    Consent of Independent Accountants, PricewaterhouseCoopers LLP.

     (n)(2)    Consent of Independent Auditors, Ernst & Young LLP.

                                       E-1